UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Global Dynamic Bond Income Fund

Dreyfus Global Multi-Asset Income Fund

Dreyfus Global Real Return Fund

Dreyfus Total Emerging Markets Fund

Dynamic Total Return Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Global Real Return Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Real Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio managers Suzanne Hutchins (Lead) and Aron Pataki, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Global Real Return Fund’s Class A shares produced a total return of -0.05%, Class C shares returned -0.86%, Class I shares returned 0.11%, and Class Y shares returned 0.24%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 1-Month LIBOR Index, produced total returns of 1.62% and 1.81%, respectively, for the same period.2,3

Some global stock and bond indices rose modestly over the reporting period, despite an environment of slowing growth, a strong dollar, trade tensions, and geopolitical issues. The fund lagged its benchmark largely due to its more cautious stance, in keeping with the team’s views on the risks associated with the market backdrop.

On July 31, 2018, the Citi One-Month U.S. Treasury Bill Index was renamed FTSE One-Month U.S. Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds, and cash; long-term trends in currency movements; and company fundamentals.

Volatility Returned to Global Markets

The reporting period proved to be something of a roller coaster ride for global equity markets. Although the period started strong, as the S&P 500 registered robust gains from November 2017 through January 2018, February 2018 marked the return of volatility to markets. Worries prompted by stronger-than-expected inflation data and subsequently higher bond yields caused a sell-off across most asset classes. Towards the middle of the

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reporting period, equity markets recouped some of their earlier losses, as investors chose to focus on a positive outlook for economic growth.

As risk assets regained their poise, more cautious moods prevailed, spurred by slowing economic growth in non-U.S. developed markets. Volatility soon resurfaced, notably in emerging markets, which had previously been major beneficiaries of monetary policy largesse. The U.S. market continued to outperform on a relative basis, enjoying strong gains that were largely attributable to robust corporate earnings. The reporting period closed with risk assets resuming broad-based declines as a result of several factors weighing upon stock markets, such as Brexit uncertainties, geopolitical issues and trade tensions.

Stabilizing Layer Dampened Fund Performance

The portfolio’s stabilizing layer detracted from performance over the reporting period, as risk assets ground higher and the protective insurance was a cost. The derivative protection through short equity futures has been progressively reduced in favor of indirect hedges and diversified into a range of different equity indices. Gold was the other noteworthy detractor, as it struggled in an environment of rising real interest rates. We continue to maintain a small exposure within the stabilizing layer of the portfolio, based on the attraction of holding a real asset that cannot be manipulated by central banks and that also serves as a hedge against monetary-policy error. Within the return-seeking core, some weakness was seen from the portfolio’s emerging-market debt holdings, as sentiment toward this asset class succumbed to a range of macroeconomic and political factors which were exacerbated by the U.S. dollar’s appreciation and the rise in U.S. interest rates.

The main driver of returns over the reporting period was the return-seeking core, particularly its equities. The fund’s technology holdings were the top contributors, led by Cisco Systems, which continued to deliver strong results. CA Technologies also featured within the top contributors, benefiting from being the subject of a takeover bid from Broadcom, the latter attracted by the computer company’s recurring revenues. We subsequently sold the position, as the price approached the offer level. Publishing company Wolters Kluwer was another positive contributor, rebounding in the latter half of the period after having exerted a drag on stock selection earlier in 2018. Finally, energy company Royal Dutch Shell delivered gains as the oil price climbed, reflecting a tightening between supply and demand, coupled with a relatively constructive outcome to June’s Organization of the Petroleum Exporting Countries (OPEC) meeting.

A More Cautious Investment Posture

Our relatively cautious outlook remains broadly unchanged, and the recent volatility we have seen in markets makes an even stronger case for prioritizing capital preservation. We believe we may be past peak momentum in the U.S. economy, where the positive effects of last year’s tax cuts are set to wane, while higher interest rates take their toll upon demand in areas such as housing. We believe hopes of a synchronized global upturn, advanced at the start of 2018, are likely to remain unfulfilled, with Europe showing clear signs of deceleration and strains now visible in the Chinese economy. Nevertheless, the Federal Reserve continues to employ a hawkish tone, meaning a reversal of monetary tightening is some way off. Despite recent declines, aggregate valuations of the major risk asset classes remain stretched, and we therefore await better opportunities to meaningfully increase the portfolio’s commitment to return-seeking assets. We think the probability of a disinflationary/deflationary outcome has

4

increased in the rest of the world, which is problematic for equity markets. As risk assets start to come under pressure, we are likely to see increased demand for safe-haven government bonds, hence our recent decision to marginally increase the strategy’s duration in recent quarters.

Within the return-seeking core, the gross equity weighting fell by approximately 12% over the reporting period. However, on a net basis, it ended the period higher, as we progressively reduced the level of protection employed through equity-index futures with the aim of enabling the portfolio to benefit more fully from stock selection into year-end. The aim of the fund’s equity protection is to cushion the portfolio against a likely sell-off in risk assets, and this is coupled with indirect hedges in the form of a substantial cash position. We also continue to have significant exposure to government bonds within our stabilizing layer, primarily in the U.S. and Australasia.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2019, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Global Real Return Fund Class A shares, Class C shares, Class I shares and Class Y shares and the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the FTSE One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	-5.81%	0.81%	2.65%
without sales charge	5/12/10	-0.05%	2.01%	3.37%
Class C shares
with applicable redemption charge†	5/12/10	-1.85%	1.26%	2.60%
without redemption	5/12/10	-0.86%	1.26%	2.60%
Class I shares	5/12/10	0.11%	2.27%	3.65%
Class Y shares	7/1/13	0.24%	2.34%	3.61%††
USD 1-Month LIBOR Index	4/30/10	1.81%	0.70%	0.51%†††
FTSE One-Month U.S. Treasury Bill Index	4/30/10	1.62%	0.50%	0.32%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.70	$9.51	$4.54	$4.04
Ending value (after expenses)	$1,000.00	$995.70	$1,000.70	$1,001.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.75	$9.60	$4.58	$4.08
Ending value (after expenses)	$1,019.51	$1,015.68	$1,020.67	$1,021.17

† Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.89% for Class C, .90% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 39.8%
Australia - 5.3%
Australia Government Bond, Sr. Unscd. Bonds	AUD	3.00	3/21/2047	46,252,000		32,043,327
Australia Government Bond, Sr. Unscd. Bonds	AUD	3.25	6/21/2039	15,146,000		11,106,336
Australian Government, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	29,956,000		23,598,548
New South Wales Treasury, Govt. Gtd. Notes	AUD	3.52	11/20/2025	6,226,300		6,435,249
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	6,399,000		5,062,062
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/2026	4,023,000		3,406,640
					81,652,162
Brazil - 1.3%
Brazilian Government, Sr. Unscd. Bonds		4.88	1/22/2021	15,737,000		16,020,266
Brazilian Government, Sr. Unscd. Bonds		5.00	1/27/2045	4,599,000		3,854,537
					19,874,803
Canada - 1.7%
Canada Housing Trust No 1, Govt. Gtd. Bonds	CAD	2.35	6/15/2027	37,015,000	[b]	27,034,207
Cayman Islands - .2%
Dwr Cymru Financing, Asset Backed Bonds	GBP	1.86	3/31/2048	195,638	[c]	421,676
Sable International Finance, Gtd. Notes		6.88	8/1/2022	2,029,000	[b]	2,122,841
					2,544,517
Ecuador - .1%
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/2027	2,435,000		2,149,496
Germany - 1.2%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	0.25	8/15/2028	16,282,703		18,209,729
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	120,000,000		1,522,159
Indonesia - .1%
Indonesian Government, Sr. Unscd. Bonds	IDR	8.25	5/15/2036	15,462,000,000		955,791

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 39.8% (continued)
Italy - .3%
Italian Government, Bonds	EUR	0.35	6/15/2020	485,000	543,282
Nexi Capital, Sr. Scd. Bonds	EUR	4.13	11/1/2023	2,970,000	3,378,089
					3,921,371
Japan - .2%
SoftBank Group Corp, Sub. Notes		6.00	12/31/2049	2,935,000	2,579,146
Jersey - .1%
CPUK Finance, Scd. Bonds	GBP	4.25	2/28/2047	1,795,000	2,311,678
Mexico - .9%
Mexican Government, Bonds	MXN	7.50	6/3/2027	76,956,600	3,488,785
Mexican Government, Bonds	MXN	7.75	5/29/2031	77,244,000	3,469,986
Mexican Government, Bonds	MXN	8.00	11/7/2047	14,557,300	643,513
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/2024	116,860,600	6,101,149
					13,703,433
Netherlands - .5%
InterXion Holding, Gtd. Notes	EUR	4.75	6/15/2025	2,702,000	3,198,139
Petrobras Global Finance, Gtd. Notes		7.38	1/17/2027	648,000	673,823
Telefonica Europe, Gtd. Bonds	EUR	3.00	12/4/2023	1,300,000	1,415,344
Teva Pharmaceuticals, Gtd. Notes		2.20	7/21/2021	3,348,000	3,127,995
					8,415,301
New Zealand - 2.0%
New Zealand Government, Sr. Unscd. Bonds	NZD	2.54	9/20/2040	5,000,000	3,865,396
New Zealand Government, Sr. Unscd. Bonds, Ser. 0427	NZD	4.50	4/15/2027	24,372,000	18,477,573
New Zealand Government, Sr. Unscd. Bonds, Ser. 0437	NZD	2.75	4/15/2037	13,529,000	8,708,522
					31,051,491
United Kingdom - 1.4%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/2024	151,000	389,071
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/2025	533,000	1,424,033
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/2038	309,419	[c] 530,478

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 39.8% (continued)
United Kingdom - 1.4% (continued)
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/2027	1,197,826	[c]	2,030,804
Scotland Gas Networks, Sr. Unscd. Notes	GBP	2.13	10/21/2022	300,000		635,167
TESCO, Sr. Unscd. Notes	GBP	3.32	11/5/2025	3,960,000		9,980,726
TESCO, Sr. Unscd. Notes	GBP	6.13	2/24/2022	147,000		212,336
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	2,743,703		4,143,726
Thames Water Kemble Finance, Sr. Scd. Notes	GBP	7.75	4/1/2019	922,000		1,207,053
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	1,169,000		1,462,501
					22,015,895
United States - 24.4%
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	2,727,000	[b]	2,662,234
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	5,760,000		5,761,440
Chesapeake Energy, Gtd. Notes		7.00	10/1/2024	1,412,000		1,381,995
Netflix, Sr. Unscd. Notes	EUR	4.63	5/15/2029	1,769,000		2,013,426
Post Holdings, Gtd. Notes		5.50	3/1/2025	3,029,000	[b]	2,940,023
Refinitiv US Holdings, Sr. Unscd. Notes	EUR	6.88	11/15/2026	1,182,000		1,334,776
Reynolds Group, Sr. Scd. Notes		5.75	10/15/2020	4,435,606		4,441,151
Spectrum Brands, Gtd. Notes		6.63	11/15/2022	3,458,000		3,540,127
Sprint, Gtd. Notes		7.13	6/15/2024	3,548,000		3,636,700
Sprint Capital, Gtd. Notes		8.75	3/15/2032	5,395,000		5,881,089
T-Mobile USA, Gtd. Notes		6.00	3/1/2023	2,563,000		2,627,331
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	3,236,000		3,324,990
U.S. Treasury Notes		2.25	11/15/2027	203,247,600		189,151,267
U.S. Treasury Notes		2.75	9/30/2020	148,205,200		147,886,790
					376,583,339
Total Bonds and Notes (cost $627,802,639)				614,524,518

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 43.1%
Australia - 1.0%
Dexus	1,576,362	[d]	11,415,542
Newcrest Mining	231,132		3,394,310
OceanaGold	354,357		1,020,178
		15,830,030
Canada - 1.9%
Agnico-Eagle Mines	28,516		1,007,250
Alamos Gold	198,666		793,789
Eldorado Gold	536,382	[e]	358,552
Intact Financial	161,573		12,765,550
Kinross Gold	143,262	[e]	372,180
New Gold	505,377	[e]	403,088
Suncor Energy	276,929		9,289,517
Wheaton Precious Metals	253,651		4,169,553
		29,159,479
Denmark - 1.1%
Orsted	258,091	[b]	16,397,387
France - 2.0%
Thales	63,443		8,099,881
Total	165,864		9,734,422
Vivendi	521,961		12,611,294
		30,445,597
Germany - 4.1%
Bayer	103,541		7,949,480
Deutsche Wohnen-BR	330,083		15,115,191
Infineon Technologies	406,632		8,151,815
LEG Immobilien	137,137		15,012,750
SAP	95,119		10,193,914
Telefonica Deutschland Holding	1,637,213		6,368,044
		62,791,194
Guernsey - .3%
Amedeo Air Four Plus	3,691,487		5,024,978
Hong Kong - 2.7%
AIA Group	3,508,800		26,688,007
Link REIT	1,597,500		14,139,641
		40,827,648
India - .4%
ITC	1,596,638	[e]	6,035,292
Ireland - 3.1%
Accenture	110,642		17,439,392
AIB Group	718,979		3,476,506
CRH	325,199		9,753,997
Linde	65,400		10,821,738

12

Description	Shares	Value ($)
Common Stocks - 43.1% (continued)
Ireland - 3.1% (continued)
Smurfit Kappa Group	200,368	6,569,545
		48,061,178
Japan - .9%
Suzuki Motor	282,200	14,079,890
Jersey - .0%
Randgold Resources	7,772	611,244
Mexico - .4%
Fresnillo	99,012	1,073,519
Wal-Mart de Mexico	2,148,400	5,493,355
		6,566,874
Netherlands - 2.2%
Royal Dutch Shell, Cl. B	525,431	17,107,862
Wolters Kluwer	308,211	17,500,091
		34,607,953
South Africa - .0%
Gold Fields	201,714	532,493
South Korea - 1.8%
Macquarie Korea Infrastructure Fund	1,467,077	11,667,050
Samsung SDI	77,894	16,027,671
		27,694,721
Switzerland - 4.9%
ABB	618,676	12,437,241
Ferguson	193,617	13,064,040
Novartis	349,369	30,509,064
Roche Holding	42,839	10,394,804
Zurich Insurance Group	30,425	[e] 9,440,560
		75,845,709
Taiwan - .9%
Taiwan Semiconductor Manufacturing, ADR	347,252	13,230,301
United Kingdom - 5.7%
Associated British Foods	301,926	9,206,280
BAE Systems	1,995,922	13,407,249
Cobham	4,501,868	[e] 6,191,994
Diageo	334,491	11,569,093
Informa	1,211,285	11,038,781
Prudential	531,906	10,670,034
RELX	670,216	[e] 13,261,829
Unilever	248,916	13,401,077
		88,746,337
United States - 9.7%
Abbott Laboratories	118,638	8,178,904
Alacer Gold	831,193	[e] 1,357,488

13

STATEMENT OF INVESTMENTS (continued)

Description				Shares		Value ($)
Common Stocks - 43.1% (continued)
United States - 9.7% (continued)
Albemarle				114,130		11,323,979
Applied Materials				254,829		8,378,778
Cisco Systems				664,057		30,380,608
Citigroup				109,055		7,138,740
CMS Energy				271,738		13,456,466
Ecolab				51,769		7,928,422
Eversource Energy				264,729		16,746,757
General Electric				686,380		6,932,438
Maxim Integrated Products				108,446		5,424,469
Microsoft				125,528		13,407,646
Newmont Mining				16,261		502,790
PepsiCo				90,981		10,224,445
Schlumberger				167,774		8,608,484
					149,990,414
Total Common Stocks (cost $587,640,570)				666,478,719
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]
Options Purchased - .0%
Call Options - .0%
Euro Stoxx 50 Contracts 1,948	EUR	3,400	11/16/2018	33,456,000		24,269
S&P 500 Index Contracts 311		3,000	1/18/2019	93,300,000		161,720
Total Options Purchased (cost $1,473,886)				185,989
	Preferred Dividend Yield (%)			Shares
Preferred Stocks - 1.2%
Germany - .7%
Volkswagen		2.70		67,535		11,374,305
South Korea - .5%
Samsung Electronics		3.29		238,243		7,507,517
Total Preferred Stocks (cost $22,037,075)				18,881,822

Exchange-Traded Funds - 1.3%
United States - 1.3%
Invesco DB Gold Fund (cost $21,569,887)				509,414	[e,f]	19,464,709

14

Description	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - 9.3%
U.S. Government Securities
U.S. Treasury Bills (cost $144,337,738)	2.43	4/4/2019	145,816,700	[g] 144,332,124
Description	7-Day Yield (%)		Shares
Investment Companies - 3.8%
Registered Investment Companies - 3.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $59,322,564)	2.21		59,322,564	[h] 59,322,564
Total Investments (cost $1,464,184,359)			98.5%	1,523,190,445
Cash and Receivables (Net)			1.5%	22,988,051
Net Assets			100.0%	1,546,178,496

ADR—American Depository Receipt

BR—Bearer Certificate

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $51,156,692 or 3.31% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Investment in real estate investment trust.

e Non-income producing security.

f Investment in non-controlled affiliates (cost $21,569,887).

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

15

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Securities	31.1
Foreign/Governmental	12.7
Registered Investment Companies	5.1
Health Care	3.9
Real Estate	3.9
Insurance	3.9
Utilities	3.2
Technology Hardware & Equipment	3.1
Telecommunication Services	3.0
Energy	3.0
Media	2.8
Semiconductors & Semiconductor Equipment	2.3
Information Technology	2.2
Aerospace & Defense	1.8
Commercial & Professional Services	1.7
Automobiles & Components	1.6
Food Products	1.4
Chemicals	1.4
Beverage Products	1.4
Industrials	1.3
Consumer Staples	1.1
Financials	1.1
Metals & Mining	1.0
Building Materials	1.0
Consumer Discretionary	1.0
Banks	.7
Forest Products & Other	.4
Agriculture	.4
Retailing	.4
Materials	.3
Transportation	.2
Internet Software & Services	.1
Options Purchased	.0
98.5

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17($)	Purchases($)	Sales($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	74,279,655	1,232,266,296	1,247,223,387	59,322,564	3.8	1,072,324

See notes to financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2018 were as follows:

Affiliated Company	Value 10/31/17($)	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
Invesco DB Gold Fund	20,585,420	-	-	-

Affiliated Company	Change in Net Unrealized Appreciation (Depreciation)($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Invesco DB Gold Fund	(1,120,711)	19,464,709	1.3	-

See notes to financial statements.

17

STATEMENT OF FUTURES
October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Short
DJ Euro Stoxx 50	284	12/18	10,719,097[a]	10,274,223	444,874
E-mini Russell 2000	192	12/18	16,031,979	14,514,240	1,517,739
FTSE 100	257	12/18	23,831,702[a]	23,359,450	472,252
Standard & Poor's 500	13	12/18	9,412,149	8,811,075	601,074
Standard & Poor's 500 E-mini	361	12/18	50,807,458	48,935,355	1,872,103
Gross Unrealized Appreciation				4,908,042

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

18

STATEMENT OF OPTIONS WRITTEN
October 31, 2018

Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
S&P 500 Index Contracts 311	3,150	1/18/19	97,965,000	(24,103)
Total Options Written (premiums received $248,489)				(24,103)

See notes to financial statements.

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
Canadian Dollar	229,082	United States Dollar	175,316	11/14/18	(1,260)
British Pound	302,055	United States Dollar	401,399	1/16/19	(13,695)
Citigroup
United States Dollar	627,870	Canadian Dollar	826,472	11/14/18	(82)
United States Dollar	1,227,376	British Pound	945,204	1/16/19	14,157
Australian Dollar	645,919	United States Dollar	459,763	12/13/18	(2,140)
United States Dollar	5,516,000	Australian Dollar	7,840,367	12/13/18	(38,781)
United States Dollar	41,931,546	Hong Kong Dollar	328,758,000	11/14/18	(13,980)
Canadian Dollar	1,177,060	United States Dollar	907,715	11/14/18	(13,387)
United States Dollar	117,008	Euro	100,008	1/16/19	2,907
United States Dollar	76,893,098	Canadian Dollar	100,369,083	11/14/18	632,885
J.P. Morgan Securities
Canadian Dollar	816,773	United States Dollar	627,443	11/14/18	(6,861)
Euro	107,444	United States Dollar	122,970	1/16/19	(385)
Australian Dollar	977,451	United States Dollar	697,851	12/13/18	(5,342)
United States Dollar	1,518,147	Canadian Dollar	1,943,573	11/14/18	41,425
British Pound	5,841,000	United States Dollar	7,648,665	1/16/19	(151,434)
British Pound	39,835	United States Dollar	50,812	11/1/18	107
Australian Dollar	324,462	United States Dollar	230,604	12/13/18	(728)
United States Dollar	10,847	Canadian Dollar	14,247	11/1/18	25
United States Dollar	135,883	Euro	119,614	11/1/18	392
Swiss Franc	1,546,624	United States Dollar	1,565,809	11/14/18	(28,253)
United States Dollar	62,374,037	Swiss Franc	61,579,143	11/14/18	1,155,948
RBS Securities
Australian Dollar	451,439	United States Dollar	321,554	12/13/18	(1,716)

20

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
RBS Securities (continued)
United States Dollar	30,448,449	New Zealand Dollar	45,146,268	11/14/18	983,757
United States Dollar	191,903,693	Euro	165,788,892	1/16/19	2,751,837
State Street Bank and Trust Company
Australian Dollar	3,452,635	United States Dollar	2,460,737	12/13/18	(14,598)
United States Dollar	132,843,858	Australian Dollar	184,573,520	12/13/18	2,076,322
United States Dollar	3,214,595	Canadian Dollar	4,217,164	11/14/18	10,403
Mexican Peso	121,126,000	United States Dollar	6,062,392	11/5/18	(104,933)
Canadian Dollar	812,955	United States Dollar	624,020	11/14/18	(6,338)
United States Dollar	1,993,179	Hong Kong Dollar	15,605,710	11/14/18	2,080
Hong Kong Dollar	951,394	United States Dollar	121,630	11/14/18	(244)
United States Dollar	31,485,006	South Korean Won	35,181,188,605	11/14/18	600,745
New Zealand Dollar	734,394	United States Dollar	480,174	11/14/18	(872)
British Pound	448,465	United States Dollar	578,741	1/16/19	(3,113)
United States Dollar	147,160,355	British Pound	112,134,033	1/16/19	3,230,413
Swiss Franc	2,957,416	United States Dollar	2,992,710	11/14/18	(52,634)
Euro	4,613,126	United States Dollar	5,322,060	1/16/19	(58,852)
United States Dollar	20,183,444	Euro	17,331,010	1/16/19	410,149
United States Dollar	2,329,205	Swiss Franc	2,260,429	11/14/18	82,029
UBS Securities
Swiss Franc	3,013,954	United States Dollar	3,064,370	11/14/18	(68,087)
British Pound	1,372,091	United States Dollar	1,808,042	1/16/19	(46,891)
United States Dollar	652,966	British Pound	506,290	1/16/19	3,116
Euro	1,074,576	United States Dollar	1,243,611	1/16/19	(17,606)
United States Dollar	2,654,619	Euro	2,305,421	1/16/19	24,318
Canadian Dollar	204,738	United States Dollar	155,845	11/14/18	(285)

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities (continued)
United States Dollar	2,036,182	Canadian Dollar	2,647,874	11/14/18	24,333
Australian Dollar	2,073,003	United States Dollar	1,480,503	12/13/18	(11,812)
United States Dollar	15,131	Euro	13,364	11/1/18	(7)
Gross Unrealized Appreciation					12,047,348
Gross Unrealized Depreciation					(664,316)

See notes to financial statements.

22

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,383,291,908	1,444,403,172
Affiliated issuers	80,892,451	78,787,273
Cash		414,253
Cash denominated in foreign currency	115,291	115,531
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		12,047,348
Receivable for shares of Common Stock subscribed		9,200,884
Dividends and interest receivable		8,228,390
Receivable for investment securities sold		7,094,458
Cash collateral held by broker—Note 4		4,313,281
Prepaid expenses		37,779
		1,564,642,369
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,132,385
Payable for investment securities purchased		13,045,192
Payable for shares of Common Stock redeemed		2,593,518
Payable for futures variation margin—Note 4		754,609
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		664,316
Unrealized depreciation on foreign currency transactions		39,902
Outstanding options written, at value (premiums received $248,489)—Note 4		24,103
Directors fees and expenses payable		15,972
Accrued expenses		193,876
		18,463,873
Net Assets ($)		1,546,178,496
Composition of Net Assets ($):
Paid-in capital		1,586,765,377
Total distributable earnings (loss)		(40,586,881)
Net Assets ($)		1,546,178,496

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	26,380,156	27,738,981	688,369,194	803,690,165
Shares Outstanding	1,842,642	2,000,036	47,920,551	55,861,840
Net Asset Value Per Share ($)	14.32	13.87	14.36	14.39

See notes to financial statements.

23

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Dividends (net of $1,545,628 foreign taxes withheld at source):
Unaffiliated issuers	21,883,416
Affiliated issuers	1,072,324
Interest (net of $82,580 foreign taxes withheld at source)	19,017,296
Total Income	41,973,036
Expenses:
Management fee—Note 3(a)	11,598,223
Shareholder servicing costs—Note 3(c)	924,210
Distribution fees—Note 3(b)	227,648
Custodian fees—Note 3(c)	197,328
Directors’ fees and expenses—Note 3(d)	123,574
Professional fees	122,376
Registration fees	105,501
Prospectus and shareholders’ reports	80,385
Loan commitment fees—Note 2	25,332
Miscellaneous	82,015
Total Expenses	13,486,592
Less—reduction in expenses due to undertaking—Note 3(a)	(42,349)
Less—reduction in fees due to earnings credits—Note 3(c)	(10,822)
Net Expenses	13,433,421
Investment Income—Net	28,539,615
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	19,717,526
Net realized gain (loss) on options transactions	4,983,673
Net realized gain (loss) on futures	(30,468,374)
Net realized gain (loss) on forward foreign currency exchange contracts	27,318,509
Net Realized Gain (Loss)	21,551,334
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(63,979,805)
Net unrealized appreciation (depreciation) on options transactions	(1,047,396)
Net unrealized appreciation (depreciation) on futures	17,654,645
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,634,962)
Net Unrealized Appreciation (Depreciation)	(49,007,518)
Net Realized and Unrealized Gain (Loss) on Investments	(27,456,184)
Net Increase in Net Assets Resulting from Operations	1,083,431

See notes to financial statements.

24

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	28,539,615	22,698,537
Net realized gain (loss) on investments	21,551,334	(102,805,726)
Net unrealized appreciation (depreciation) on investments	(49,007,518)	91,835,518
Net Increase (Decrease) in Net Assets Resulting from Operations	1,083,431	11,728,329
Distributions ($):
Distributions to shareholders:
Class A	(160,339)	(4,042,893)
Class C	-	(793,954)
Class I	(6,085,615)	(15,224,045)
Class Y	(7,357,475)	(21,341,116)
Total Distributions	(13,603,429)	(41,402,008)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,949,354	46,710,000
Class C	5,779,933	10,975,522
Class I	294,435,285	627,749,307
Class Y	163,135,257	258,887,594
Distributions reinvested:
Class A	156,257	3,988,624
Class C	-	792,979
Class I	5,903,112	14,782,332
Class Y	3,854,558	10,697,251
Cost of shares redeemed:
Class A	(24,352,906)	(160,619,601)
Class C	(12,015,519)	(12,483,540)
Class I	(307,725,100)	(441,168,901)
Class Y	(147,251,356)	(174,731,954)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(8,131,125)	185,579,613
Total Increase (Decrease) in Net Assets	(20,651,123)	155,905,934
Net Assets ($):
Beginning of Period	1,566,829,619	1,410,923,685
End of Period	1,546,178,496	1,566,829,619

25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	691,964	3,299,172
Shares issued for distributions reinvested	10,889	287,158
Shares redeemed	(1,709,260)	(11,443,331)
Net Increase (Decrease) in Shares Outstanding	(1,006,407)	(7,857,001)
Class Cb,c
Shares sold	415,213	789,435
Shares issued for distributions reinvested	-	58,393
Shares redeemed	(862,746)	(901,640)
Net Increase (Decrease) in Shares Outstanding	(447,533)	(53,812)
Class Ic
Shares sold	20,426,413	43,906,268
Shares issued for distributions reinvested	410,794	1,061,187
Shares redeemed	(21,397,769)	(30,962,659)
Net Increase (Decrease) in Shares Outstanding	(560,562)	14,004,796
Class Yc
Shares sold	11,301,935	18,211,714
Shares issued for distributions reinvested	268,050	767,929
Shares redeemed	(10,234,190)	(12,290,862)
Net Increase (Decrease) in Shares Outstanding	1,335,795	6,688,781

[a] Distributions to shareholders include only distributions from net investment income. Distributions in excess of investment income—net was $17,991,058 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 307 Class C shares representing $4,204 were automatically converted to 298 Class A shares.

[c] During the period ended October 31, 2018, 21,357 Class A shares representing $306,692 were exchanged for 21,283 Class Y shares, 381,014 Class Y shares representing $5,512,575 were exchanged for 381,466 Class I shares and during the period ended October 31, 2017, 79,620 Class A shares representing $1,101,947 were exchanged for 79,391 Class I shares, 355 Class C shares representing $4,844 were exchanged for 346 Class I shares and 479,116 Class Y shares representing $6,867,173 were exchanged for 479,484 Class I shares.

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.39	14.72	14.61	15.11	14.75
Investment Operations:
Investment income—net[a]	.22	.15	.17	.17	.36
Net realized and unrealized gain (loss) on investments	(.23)	(.09)	.51	.01[b]	.17
Total from Investment Operations	(.01)	.06	.68	.18	.53
Distributions:
Dividends from investment income—net	(.06)	(.39)	(.57)	(.68)	(.04)
Dividends from net realized gain on investments	-	-	-	-	(.13)
Total Distributions	(.06)	(.39)	(.57)	(.68)	(.17)
Net asset value, end of period	14.32	14.39	14.72	14.61	15.11
Total Return (%)[c]	(.05)	.47	4.87	1.22	3.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13	1.17	1.16	1.15	1.20
Ratio of net expenses to average net assets	1.13	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	1.55	1.09	1.15	1.16	2.38
Portfolio Turnover Rate	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	26,380	41,008	157,624	49,672	56,501

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	13.99	14.34	14.26	14.79	14.51
Investment Operations:
Investment income—net[a]	.11	.08	.06	.06	.21
Net realized and unrealized gain (loss) on investments	(.23)	(.12)	.50	.02[b]	.20
Total from Investment Operations	(.12)	(.04)	.56	.08	.41
Distributions:
Dividends from investment income—net	-	(.31)	(.48)	(.61)	-
Dividends from net realized gain on investments	-	-	-	-	(.13)
Total Distributions	-	(.31)	(.48)	(.61)	(.13)
Net asset value, end of period	13.87	13.99	14.34	14.26	14.79
Total Return (%)[c]	(.86)	(.23)	4.12	.49	2.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.92	1.90	1.91	1.96
Ratio of net expenses to average net assets	1.89	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.82	.58	.44	.39	1.41
Portfolio Turnover Rate	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	27,739	34,240	35,861	16,470	11,969

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

28

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.47	14.78	14.68	15.18	14.81
Investment Operations:
Investment income—net[a]	.26	.23	.20	.21	.38
Net realized and unrealized gain (loss) on investments	(.24)	(.13)	.52	.01[b]	.19
Total from Investment Operations	.02	.10	.72	.22	.57
Distributions:
Dividends from investment income—net	(.13)	(.41)	(.62)	(.72)	(.07)
Dividends from net realized gain on investments	-	-	-	-	(.13)
Total Distributions	(.13)	(.41)	(.62)	(.72)	(.20)
Net asset value, end of period	14.36	14.47	14.78	14.68	15.18
Total Return (%)	.11	.82	5.16	1.49	3.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.90	.88	.86	.90
Ratio of net expenses to average net assets	.90	.90	.88	.86	.90
Ratio of net investment income to average net assets	1.81	1.61	1.36	1.40	2.51
Portfolio Turnover Rate	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	688,369	701,598	509,712	104,057	74,438

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.49	14.79	14.69	15.18	14.81
Investment Operations:
Investment income—net[a]	.28	.24	.22	.22	.26
Net realized and unrealized gain (loss) on investments	(.25)	(.12)	.51	.02[b]	.31
Total from Investment Operations	.03	.12	.73	.24	.57
Distributions:
Dividends from investment income—net	(.13)	(.42)	(.63)	(.73)	(.07)
Dividends from net realized gain on investments	-	-	-	-	(.13)
Total Distributions	(.13)	(.42)	(.63)	(.73)	(.20)
Net asset value, end of period	14.39	14.49	14.79	14.69	15.18
Total Return (%)	.24	.92	5.18	1.57	3.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.82	.81	.83	.88
Ratio of net expenses to average net assets	.80	.82	.81	.83	.88
Ratio of net investment income to average net assets	1.92	1.67	1.53	1.45	1.77
Portfolio Turnover Rate	85.64	79.00	57.17	68.92	47.01
Net Assets, end of period ($ x 1,000)	803,690	789,983	707,727	407,642	243,251

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. As of the date of this report, the fund did not offer Class T shares for purchase. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

31

NOTES TO FINANCIAL STATEMENTS (continued)

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency

32

exchange contracts (“forward contracts”), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

33

NOTES TO FINANCIAL STATEMENTS (continued)

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	80,789,908	-	80,789,908
Equity Securities –Preferred Stocks	-	18,881,822†	-	18,881,822
Equity Securities –Foreign Common Stocks	216,333,119	450,145,600†	-	666,478,719
Exchange –Traded Fund	19,464,709	-	-	19,464,709
Foreign Government	-	196,696,553	-	196,696,553
Investment Company	59,322,564	-	-	59,322,564
U.S. Treasury	-	481,370,181	-	481,370,181

34

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($) (continued) Other Financial Instruments:
Futures††	4,908,042	-	-	4,908,042
Forward Foreign Currency Exchange Contracts††	-	12,047,348	-	12,047,348
Options Purchased	185,989	-	-	185,989
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(664,316)	-	(664,316)
Options Written	(24,103)	-	-	(24,103)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

35

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

36

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $52,359,999, accumulated capital losses $134,508,454 and unrealized appreciation $41,561,574.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. If not applied, the fund has $59,076,685 of short-term capital losses and $75,431,769 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $13,603,429 and $41,402,008, respectively.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the

37

NOTES TO FINANCIAL STATEMENTS (continued)

terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus Corporation may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $42,349 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2018, the Distributor retained $6,340 from commissions earned on sales of the fund’s Class A shares and $8,073 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $227,648 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $73,582 and $75,882, respectively, pursuant to the Shareholder Services Plan.

38

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $12,616 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $197,328 pursuant to the custody agreement. These fees were partially offset by earnings credits of $10,822.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $992,317, Distribution Plan fees $17,852, Shareholder Services Plan fees $11,440, custodian fees $104,741, Chief Compliance Officer fees $4,193 and transfer agency fees $1,842.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2018, amounted to $1,127,471,484 and $1,211,154,656, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC

39

NOTES TO FINANCIAL STATEMENTS (continued)

derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities and interest or as a substitute for an investment. The fund is subject to market risk and interest risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial

40

instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2018 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

41

NOTES TO FINANCIAL STATEMENTS (continued)

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	5,094,031	[1,2]	Equity risk	(24,103)	[3]
Foreign exchange risk	12,047,348	[4]	Foreign exchange risk	(664,316)	[4]
Gross fair value of derivative contracts	17,141,379			(688,419)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Outstanding options written, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	490,149		(453,459)		-		36,690
Equity	(30,958,523)		5,437,132		-		(25,521,391)
Foreign exchange	-		-		27,318,509		27,318,509
Total	(30,468,374)		4,983,673		27,318,509		1,833,808

42

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	135,825		-		-		135,825
Equity	17,518,820		(1,047,396)		-		16,471,424
Foreign exchange	-		-		(1,634,962)		(1,634,962)
Total	17,654,645		(1,047,396)		(1,634,962)		14,972,287

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	4,908,042	-
Options	185,989	(24,103)
Forward contracts	12,047,348	(664,316)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	17,141,379	(688,419)
Derivatives not subject to
Master Agreements	(5,094,031)	24,103
Total gross amount of assets
and liabilities subject to
Master Agreements	12,047,348	(664,316)

43

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	649,949		(68,370)	(310,000)		271,579
J.P. Morgan Securities	1,197,897		(193,003)	-		1,004,894
RBS Securities	3,735,594		(1,716)	(2,900,000)		833,878
State Street Bank and Trust Company	6,412,141		(241,584)	(280,000)		5,890,557
UBS Securities	51,767		(51,767)	-		-
Total	12,047,348		(556,440)	(3,490,000)		8,000,908

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(14,955)		-	-		(14,955)
Citigroup	(68,370)		68,370	-		-
J.P. Morgan Securities	(193,003)		193,003	-		-
RBS Securities	(1,716)		1,716	-		-
State Street Bank and Trust Company	(241,584)		241,584	-		-
UBS Securities	(144,688)		51,767	50,000		(42,921)
Total	(664,316)		556,440	50,000		(57,876)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	202,926,821
Equity options contracts	1,115,265
Interest rate futures	44,029,405
Interest rate options contracts	2,019
Forward contracts	853,735,472

44

At October 31, 2018, the cost of investments for federal income tax purposes was $1,481,573,385; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $41,829,302, consisting of $110,215,544 gross unrealized appreciation and $68,386,242 gross unrealized depreciation.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Real Return Fund (the “Fund”) (one of the funds constituting Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advantage Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

46

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $1,613,481

- the total amount of income sourced from foreign countries was $26,999,404

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019. For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,603,429 represents the maximum amount that may be considered qualified dividend income.

47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

48

Ehud Houminer (78)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

50

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

51

NOTES

52

NOTES

53

For More Information

Dreyfus Global Real Return Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6278AR1018

Dreyfus Global Multi-Asset Income Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Multi-Asset Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Multi-Asset Income Fund, covering the 12-month period from November 30, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from the fund’s inception on November 30, 2017 through October 31, 2018, as provided by primary portfolio managers Paul Flood and Bhavin Shah of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the period between the fund’s inception on November 30, 2017 and October 31, 2018, Dreyfus Global Multi-Asset Income Fund’s Class A shares produced a total return of
-5.79%, Class C shares returned -6.42%, Class I shares returned -5.64%, and Class Y shares returned -5.64%.1 In comparison, the fund’s benchmark, the MSCI ACWI Index, and its performance baseline benchmark, a blend of 60% MSCI ACWI Index/40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged), produced total returns of -2.41% and -1.33%, respectively, for the same period.2,3

Some global stock and bond indices rose modestly over the reporting period despite an environment of slowing growth, a strong dollar, trade tensions, and geopolitical issues. The fund lagged its primary benchmark and baseline benchmark over the period, due in part to equity performance, particularly in the consumer, industrials, and financials sectors.

The Fund’s Investment Approach

The fund seeks current income, while maintaining the potential for long-term capital appreciation. To pursue its goal, the fund uses an actively managed global multi-asset strategy that focuses on income generation. The fund’s sub-adviser allocates the fund’s investments among equity and equity-related securities, debt, and debt-related securities, and to a lesser extent, real estate, commodities, and infrastructure in developed and emerging markets. The fund will seek to gain exposure to various asset classes principally through direct investments in securities, but the fund also may use derivative instruments and investments in other investment companies, including exchange-traded funds (ETFs), and real estate investment trusts (REITs) for such exposure.

Volatility Returned to Global Markets

The reporting period proved to be something of a roller coaster ride for global equity markets. Although the period started strong, as the S&P 500 registered robust gains from November 2017 through January 2018, February 2018 marked the return of volatility to markets. Worries prompted by stronger-than-expected inflation data and subsequently higher bond yields caused a sell-off across most asset classes. Towards the middle of the reporting period, equity markets recouped some of their earlier losses, as investors chose to focus on a positive outlook for economic growth.

As risk assets regained their poise, more cautious moods prevailed, spurred by slowing economic growth in non-U.S. developed markets. Meanwhile, the world’s major central banks, led by the U.S. Federal Reserve (the “Fed”), continued to tighten policy throughout 2018. Concurrently, Beijing reined in support for the Chinese economy, with the focus shifting towards the maintenance of financial stability. The slowdown of the global economy since the start of the year could be seen as a result of this continued policy tightening. Volatility soon resurfaced, notably in emerging markets, which had previously been major beneficiaries of monetary policy largesse. The U.S. market continued to outperform on a

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

relative basis, fueled by easy fiscal policy at the expense of the government balance sheet, easy financial conditions, a tax cut which is financing leveraged buyouts in the equity market, and financial-capital inflows from the offshore-dollar financial system. The reporting period closed with non-U.S. risk assets declining as a result of several factors weighing upon stock markets, such as Brexit uncertainties, geopolitical issues and trade tensions.

Consumer, Industrials, and Financials Stocks Dampened Results

Equities were the largest detracting asset class over the reporting period. Consumer goods, industrials, and financials were the weakest sectors. Elsewhere, with Asian and emerging markets underperforming North America, the fund’s performance was hindered by its higher weighting to these regions, which were negatively affected by U.S.-dollar strength and the prospect of further interest-rate hikes in the U.S. Key detractors included Asian consumer brands Samsonite International, Man Wah Holdings, and China Harmony New Energy Auto. The fund’s performance from its alternatives exposure was tempered by unfortunate events in the Italian city of Genoa, as a motorway bridge owned by economic infrastructure company Atlantia collapsed in August, resulting in multiple fatalities. With the newly formed Italian government threatening to revoke Atlantia’s operating concession, the company’s share price declined heavily and detracted significantly from fund performance.

Conversely, positioning within the health care and utilities sectors made positive contributions over the reporting period. Within health care, Hikma Pharmaceuticals contributed strongly to performance due to relief that pricing of generic pharmaceuticals appeared to be bottoming out, and we reduced the position as a result. In technology, Apple performed particularly well alongside Microsoft. In addition, the portfolio benefited from its sale of the UBM position, after the stock of the business-to-business events organizer performed strongly upon receiving a takeover offer from competitor Informa. The expanded group is expected to benefit from improved efficiencies and economies of scale. Offshore wind-farm specialist Ørsted (formerly DONG Energy) performed strongly and is well positioned to benefit from the growth in global offshore wind projects. While we continue to favor its long-term prospects, we believed that the medium-term prospects had largely been priced in after a revaluation and exited the position as a result.

Finding Opportunities in a Changing Landscape

While there are a number of disruptive and structural changes occurring in the global economy, largely driven by new and improved technologies, the outlook for global growth rates, relative currency valuations, and returns from financial markets is increasingly dependent on how countries interact and trade with each other. In the short term, the outcome of the Brexit negotiations and resolution of the U.S.-China trade dispute are likely to be key drivers of market confidence and returns.

In this environment, we continue to follow our investment process of searching for sustainable income through a focus on the underlying cash flows of the companies and securities we invest in. By selecting companies that we believe can continue paying their coupons and growing their dividends throughout the cycle, we aim to ensure the fund can pay a sustainable income on an ongoing basis. By focusing on the sustainability of income, we seek to ensure that the capital will look after itself over the longer term. We believe such an approach should help us to meet our objective of providing not only an attractive and growing income, but also an attractive total return over the cycle. Specifically, we continue to

4

favor renewable energy and infrastructure assets, where returns are higher and economic sensitivity lower than the high yield bond market. We find the contractual, inflation-linked revenues of such assets highly attractive in the current environment alongside the well-covered dividends, which should provide a more sustainable income irrespective of the economic backdrop. We will look to add to this area as opportunities arise.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2019, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Source: FactSet — The ICE BofA Merrill Lynch Global Broad Market Index tracks the performance of investment-grade public debt issued in the major domestic and eurobond markets, including “global” bonds.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Global Multi-Asset Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI ACWI Index (the “Index”) and 60% MSCI ACWI Index and 40% ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) (the “Baseline Benchmark”)

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Multi-Asset Income Fund on 11/30/17 (inception date) to a $10,000 investment made in the Index and Baseline Benchmark on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. The ICE BofA Merrill Lynch Global Broad Market Index (USD Hedged) tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	From Inception
Class A shares
with maximum sales charge (5.75%)	11/30/17	-11.19%
without sales charge	11/30/17	-5.79%
Class C shares
with applicable redemption charge†	11/30/17	-7.34%
without redemption	11/30/17	-6.42%
Class I shares	11/30/17	-5.64%
Class Y shares	11/30/17	-5.64%
MSCI ACWI Index		-2.41%
Baseline Benchmark		-1.33%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Multi-Asset Income Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.60	$8.22	$3.39	$3.39
Ending value (after expenses)	$$923.10	$919.50	$922.80	$922.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.84	$8.64	$3.57	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C, .70% for Class I and .70% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 20.9%
Australia - 2.6%
Australian Government, Bonds, Ser. 138	AUD	3.25	4/21/2029	161,000	120,453
New South Wales Treasury, Bonds	AUD	3.00	3/20/2028	260,000	184,093
					304,546
Ecuador - 1.5%
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/2027	200,000	176,550
Guatemala - 1.7%
Guatemalan Government, Bonds		5.75	6/6/2022	200,000	205,360
Indonesia - .8%
Indonesian Treasury, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/2036	1,500,000,000	92,723
Mexico - 2.9%
Mexican Bonos, Bonds, Ser. M	MXN	6.50	6/9/2022	1,886,800	86,810
Mexican Bonos, Bonds, Ser. M	MXN	8.00	11/7/2047	4,725,700	208,902
Mexican Bonos, Bonds, Ser. M 20	MXN	8.50	5/31/2029	1,000,600	47,965
					343,677
Netherlands - .9%
Petrobras Global Finance, Gtd. Notes		6.88	1/20/2040	64,000	61,232
Teva Pharmaceuticals, Gtd. Notes		2.20	7/21/2021	46,000	42,977
					104,209
United Kingdom - 3.5%
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	6/20/2019	100,000	130,038
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	97,088	146,629
Virgin Media Secured Finance	GBP	6.25	3/28/2029	100,000	132,911
					409,578
United States - 7.0%
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	44,000	[b] 42,955
Sprint, Gtd. Notes		7.13	6/15/2024	129,000	132,225
Sprint Capital, Gtd. Notes		8.75	3/15/2032	61,000	66,496

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 20.9% (continued)
United States - 7.0% (continued)
T-Mobile USA, Gtd. Notes	6.00	3/1/2023	48,000		49,205
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/2025	194,229	[c]	209,351
U.S. Treasury Notes	2.00	2/15/2025	341,300		320,822
				821,054
Total Bonds and Notes (cost $2,658,988)			2,457,697

Convertible Bonds - 3.3%
Cayman Islands - 1.6%
Ctrip.com International	1.99	7/1/2025	184,000		183,043
United States - 1.7%
Redwood Trust	4.75	8/15/2023	214,000		204,312
Total Convertible Bonds (cost $419,966)			387,355
Description			Shares		Value ($)
Common Stocks - 63.3%
Australia - 4.2%
Dexus			18,099	[d]	131,067
Insurance Australia Group			23,308	[e]	112,907
Sydney Airport			28,902		132,022
Transurban Group			14,537		116,671
				492,667
Brazil - .5%
Ambev, ADR			13,454		58,256
Canada - 1.1%
Suncor Energy			3,686		123,646
China - 1.8%
China Harmony New Energy Auto Holding			315,500		124,979
Hollysys Automation Technologies			4,124		79,263
				204,242
Georgia - 2.4%
Bank of Georgia Group			3,383		67,428
Georgia Capital			3,383	[e]	50,575
TBC Bank Group			7,634		164,827
				282,830
Germany - 4.3%
HeidelbergCement			914		62,099
Hella KGaA Hueck & Co.			1,599		74,976
Infineon Technologies			4,562		91,455

10

Description	Shares	Value ($)
Common Stocks - 63.3% (continued)
Germany - 4.3% (continued)
Telefonica Deutschland Holding	71,152	276,750
		505,280
Guernsey - 2.1%
Hipgnosis Songs Fund	182,504	248,996
Hong Kong - 4.0%
AIA Group	36,800	279,902
Link REIT	14,500	128,341
Man Wah Holdings	132,400	60,876
		469,119
Ireland - 1.4%
AIB Group	16,581	80,175
CRH	2,967	88,655
		168,830
Israel - 1.3%
Bank Hapoalim	19,007	128,382
Teva Pharmaceutical Industries, ADR	1,199	[e] 23,956
		152,338
Italy - 2.0%
Atlantia	11,798	236,923
Japan - 1.5%
Ebara	2,200	63,964
Japan Tobacco	4,100	105,428
		169,392
Jordan - .5%
Hikma Pharmaceuticals	2,536	61,589
Macau - .7%
Sands China	20,400	80,907
Mexico - 1.8%
Kimberly-Clark de Mexico, Cl. A	35,261	[e] 50,809
Wal-Mart de Mexico	63,300	161,855
		212,664
New Zealand - 2.2%
SKYCITY Entertainment Group	71,370	178,392
Spark New Zealand	32,144	83,026
		261,418
Norway - 1.3%
Entra	11,474	[b] 155,122
Singapore - 2.4%
Mapletree Greater China Commercial Trust	148,100	120,775
Parkway Life Real Estate Investment Trust	87,300	163,842
		284,617

11

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 63.3% (continued)
Switzerland - 4.1%
ABB		5,562		111,813
Ferguson		2,171		146,485
Novartis		1,104		96,408
Zurich Insurance Group		400	[e]	124,116
			478,822
United Kingdom - 11.6%
Ascential		19,958		96,092
B&M European Value Retail		22,627		120,524
BAE Systems		22,206		149,165
British American Tobacco		1,565		67,911
Diageo		3,665		126,762
Dixons Carphone		31,937		69,124
Informa		18,664		170,090
Lloyds Banking Group		121,841		89,077
Prudential		7,912		158,715
Royal Bank of Scotland Group		27,555		83,187
Royal Dutch Shell, Cl. B		2,990		97,353
Whitbread		2,420		136,015
			1,364,015
United States - 12.1%
Albemarle		1,442		143,075
American Homes 4 Rent, Cl. A		5,667	[d]	119,404
Apple		927		202,883
Applied Materials		2,219		72,961
CA		1,746		77,453
Citigroup		2,417		158,217
General Electric		6,860		69,286
Gilead Sciences		535		36,476
Las Vegas Sands		895		45,672
Microsoft		1,091		116,530
Redwood Trust		12,137	[d]	199,289
Samsonite International		24,591	[b,e]	70,451
Schlumberger		2,032		104,262
			1,415,959
Total Common Stocks (cost $8,369,045)		7,427,632

Preferred Stocks - 2.2%
Germany - 1.2%
Volkswagen	2.67	873		147,031
South Korea - 1.0%
Samsung Electronics	4.40	3,554		111,994
Total Preferred Stocks (cost $317,720)		259,025

12

Description	Shares	Value ($)
Investment Companies - 9.4%
Guernsey - 3.4%
International Public Partnerships	149,226	290,290
Tufton Oceanic Assets	106,687	111,488
		401,778
United Kingdom - 6.0%
Greencoat UK Wind	230,852	381,770
John Laing Environmental Assets Group	241,671	322,783
		704,553
Total Investment Companies (cost $1,085,228)	1,106,331
Total Investments (cost $12,850,947)	99.1%	11,638,040
Cash and Receivables (Net)	0.9%	108,257
Net Assets	100.0%	11,746,297

ADR—American Depository Receipt

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

SGD—Singapore Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $268,528 or 2.29% of net assets.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Investment in real estate investment trust.

e Non-income producing security.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Real Estate	11.7
Foreign/Governmental	9.6
Closed-End Investment Companies	9.4
Banks	7.7
Insurance	5.7
Telecommunication Services	5.2
Consumer Discretionary	5.0
Retailing	4.6
U.S. Government Securities	4.5
Industrials	3.9
Commercial & Professional Services	3.8
Energy	3.3
Media	2.9
Information Technology	2.6
Diversified Financials	2.5
Health Care	2.2
Automobiles & Components	1.9
Technology Hardware & Equipment	1.7
Beverage Products	1.6
Internet Software & Services	1.6
Agriculture	1.5
Semiconductors & Semiconductor Equipment	1.4
Building Materials	1.3
Aerospace & Defense	1.3
Chemicals	1.2
Consumer Durables & Apparel	.6
Consumer Staples	.4
99.1

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 11/30/17($)	Purchases($)	Sales($)	Value 10/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	42,017,124	42,017,124	-	-	12,619

See notes to financial statements.

15

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company
United States Dollar	174,305	Japanese Yen	19,206,000	11/14/18	3,922
Euro	420,000	United States Dollar	485,259	11/14/18	(9,022)
United States Dollar	481,452	Euro	412,176	11/14/18	14,086
United States Dollar	17,911	Euro	15,819	11/2/18	(9)
Australian Dollar	190,000	United States Dollar	138,224	11/14/18	(3,654)
United States Dollar	193,810	Australian Dollar	265,388	11/14/18	5,846
Japanese Yen	10,935,000	United States Dollar	99,519	11/14/18	(2,511)
United States Dollar	732,013	Australian Dollar	987,000	11/14/18	32,959
United States Dollar	1,121,998	British Pound	856,601	1/16/19	22,505
Australian Dollar	250,221	United States Dollar	178,297	11/14/18	(1,075)
Gross Unrealized Appreciation					79,318
Gross Unrealized Depreciation					(16,271)

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	12,850,947	11,638,040
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		79,318
Dividends and interest receivable		67,479
Receivable for investment securities sold		30,836
Due from The Dreyfus Corporation and affiliates—Note 3(c)		8,799
Prepaid expenses		30,704
		11,855,176
Liabilities ($):
Cash overdraft due to Custodian		4,370
Payable for investment securities purchased		18,321
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		16,271
Unrealized depreciation on foreign currency transactions		1,827
Directors fees and expenses payable		1,665
Accrued expenses		66,425
		108,879
Net Assets ($)		11,746,297
Composition of Net Assets ($):
Paid-in capital		12,986,801
Total distributable earnings (loss)		(1,240,504)
Net Assets ($)		11,746,297

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	925,175	923,625	4,485,609	5,411,888
Shares Outstanding	80,000	80,000	387,793	467,793
Net Asset Value Per Share ($)	11.56	11.55	11.57	11.57

See notes to financial statements.

17

STATEMENT OF OPERATIONS
From November 30, 2017 (commencement of operations) to October 31, 2018

Investment Income ($):
Income:
Dividends (net of $31,402 foreign taxes withheld at source):
Unaffiliated issuers	463,429
Affiliated issuers	12,619
Interest	306,934
Total Income	782,982
Expenses:
Management fee—Note 3(a)	112,950
Professional fees	194,900
Registration fees	82,545
Custodian fees—Note 3(c)	11,106
Prospectus and shareholders’ reports	7,283
Distribution fees—Note 3(b)	6,873
Shareholder servicing costs—Note 3(c)	4,989
Directors’ fees and expenses—Note 3(d)	3,028
Loan commitment fees—Note 2	463
Miscellaneous	38,200
Total Expenses	462,337
Less—reduction in expenses due to undertaking—Note 3(a)	(304,782)
Less—reduction in fees due to earnings credits—Note 3(c)	(38)
Net Expenses	157,517
Investment Income—Net	625,465
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(375,593)
Net realized gain (loss) on forward foreign currency exchange contracts	105,060
Net Realized Gain (Loss)	(270,533)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,214,734)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	63,047
Net Unrealized Appreciation (Depreciation)	(1,151,687)
Net Realized and Unrealized Gain (Loss) on Investments	(1,422,220)
Net (Decrease) in Net Assets Resulting from Operations	(796,755)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS
From November 30, 2017 (commencement of operations) to October 31, 2018

Year Ended October 31,
2018
Operations ($):
Investment income—net	625,465
Net realized gain (loss) on investments	(270,533)
Net unrealized appreciation (depreciation) on investments	(1,151,687)
Net Increase (Decrease) in Net Assets Resulting from Operations	(796,755)
Distributions ($):
Distributions to shareholders:
Class A	(18,544)
Class C	(13,544)
Class I	(202,370)
Class Y	(222,490)
Total Distributions	(456,948)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,000,000
Class C	1,000,000
Class I	11,000,000
Class Y	12,000,000
Cost of shares redeemed
Class I	(6,000,000)
Class Y	(6,000,000)
Increase (Decrease) in Net Assets from Capital Stock Transactions	13,000,000
Total Increase (Decrease) in Net Assets	11,746,297
Net Assets ($):
Beginning of Period	-
End of Period	11,746,297
Capital Share Transactions (Shares):
Class A
Shares sold	80,000
Net Increase (Decrease) in Shares Outstanding	80,000
Class C
Shares sold	80,000
Net Increase (Decrease) in Shares Outstanding	80,000
Class I
Shares sold	880,000
Shares redeemed	(492,207)
Net Increase (Decrease) in Shares Outstanding	387,793
Class Y
Shares sold	960,000
Shares redeemed	(492,207)
Net Increase (Decrease) in Shares Outstanding	467,793

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Period Ended October 31,
Class A Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.32
Net realized and unrealized gain (loss) on investments	(1.03)
Total from Investment Operations	(.71)
Distributions:
Dividends from investment income—net	(.23)
Net asset value, end of period	11.56
Total Return (%)[c]	(5.79)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.56[e]
Ratio of net expenses to average net assets	.96[e]
Ratio of net investment income to average net assets	2.78[e]
Portfolio Turnover Rate	81.07[d]
Net Assets, end of period ($ x 1,000)	925

a From November 30, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

20

Period Ended October 31,
Class C Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.23
Net realized and unrealized gain (loss) on investments	(1.01)
Total from Investment Operations	(.78)
Distributions:
Dividends from investment income—net	(.17)
Net asset value, end of period	11.55
Total Return (%)[c]	(6.42)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.29[e]
Ratio of net expenses to average net assets	1.71[e]
Ratio of net investment income to average net assets	2.03[e]
Portfolio Turnover Rate	81.07[d]
Net Assets, end of period ($ x 1,000)	924

a From November 30, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Period Ended October 31,
Class I Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.37
Net realized and unrealized gain (loss) on investments	(1.05)
Total from Investment Operations	(.68)
Distributions:
Dividends from investment income—net	(.25)
Net asset value, end of period	11.57
Total Return (%)	(5.64)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.18[d]
Ratio of net expenses to average net assets	.71[d]
Ratio of net investment income to average net assets	3.11[d]
Portfolio Turnover Rate	81.07[c]
Net Assets, end of period ($ x 1,000)	4,486

a From November 30, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

Period Ended October 31,
Class Y Shares	2018[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.37
Net realized and unrealized gain (loss) on investments	(1.05)
Total from Investment Operations	(.68)
Distributions:
Dividends from investment income—net	(.25)
Net asset value, end of period	11.57
Total Return (%)	(5.64)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.19[d]
Ratio of net expenses to average net assets	.71[d]
Ratio of net investment income to average net assets	3.10[d]
Portfolio Turnover Rate	81.07[c]
Net Assets, end of period ($ x 1,000)	5,412

a From November 30, 2017 (commencement of operations) to October 31, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Multi-Asset Income Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund had no operations until November 30, 2017 (commencement of operations), other than matters relating to its organization and registration under the Act. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C, Class I and Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

24

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

26

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	804,668	-	804,668
Convertible Bonds	-	387,355	-	387,355
Equity Securities –Common Stocks	1,843,293	5,584,339†	-	7,427,632
Equity Securities –Preferred Stocks	-	259,025†	-	259,025
Foreign Government	-	1,122,856	-	1,122,856
Investment Companies	-	1,106,331†	-	1,106,331
U.S. Treasury	-	530,173	-	530,173
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	79,318	-	79,318

27

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilitiess ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(16,271)	-	(16,271)

† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded equity securities reported as Level 2 in the table above. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

28

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

The tax year in the period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $170,106, accumulated capital losses $166,069 and unrealized depreciation $1,244,541.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2018 was as follows: ordinary income $456,948.

29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies, consent fees and fund start-up costs, the fund increased total distributable earnings (loss) by $13,199 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 30, 2017 through December 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution

30

Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $304,782 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $6,873 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

31

NOTES TO FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $2,307 and $2,291, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $391 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $11,106 pursuant to the custody agreement. These fees were partially offset by earnings credits of $38.

During the period ended October 31, 2018, the fund was charged $11,731 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $5,608, Distribution Plan fees $601, Shareholder Services Plan fees $401, custodian fees $5,000, Chief Compliance Officer fees $4,193 and transfer agency fees $158, which are offset against an expense reimbursement currently in effect in the amount of $24,760.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period

32

ended October 31, 2018, amounted to $30,311,018 and $17,065,984, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and

33

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	79,318	(16,271)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	79,318	(16,271)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	79,318	(16,271)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
State Street Bank and Trust Company	79,318		(16,271)	-	63,047
Total	79,318		(16,271)	-	63,047

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
State Street Bank and Trust Company	(16,271)		16,271	-	-
Total	(16,271)		16,271	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

34

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Forward contracts	2,843,902

At October 31, 2018, the cost of investments for federal income tax purposes was $12,880,754; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,242,714, consisting of $191,158 gross unrealized appreciation and $1,433,872 gross unrealized depreciation.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Global Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Multi-Asset Income Fund (the “Fund”) (one of the funds constituting Advantage Funds, Inc.), including the statement of investments, investments in affiliated issuers and forward foreign currency exchange contracts, as of October 31, 2018, and the related statements of operations and changes in net assets for the period from November 30, 2017 (commencement of operations) through October 31, 2018, the financial highlights for the period from November 30, 2017 (commencement of operations) through October 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advantage Funds, Inc.) at October 31, 2018, the results of its operations, the changes in its net assets and its financial highlights for the period from November 30, 2017 (commencement of operations) through October 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $25,861

- the total amount of income sourced from foreign countries was $623,495.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019.

For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $343,754 represents the maximum amount that may be considered qualified dividend income.

37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

38

Ehud Houminer (78)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

39

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

40

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

41

For More Information

Dreyfus Global Multi-Asset Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRAAX Class C: DRACX Class I: DRAIX Class Y: DRAYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 4120AR1018

Dreyfus Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Dynamic Bond Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Income Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio managers Paul Brain, Howard Cunningham, and Parmeshwar Chadha, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Global Dynamic Bond Income Fund’s Class A shares produced a total return of 0.08%, Class C shares returned -0.64%, Class I shares returned 0.38%, and Class Y shares returned 0.30%.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 1.62% for the same period.2

Global bond markets encountered heightened volatility during the reporting period, stemming from rising interest rates and less accommodative monetary policies from some major central banks. The fund underperformed the Index, partly due to its exposure to longer-term sovereign bonds from emerging markets.

On July 31, 2018, the Citi One-Month U.S. Treasury Bill Index was renamed FTSE One-Month U.S. Treasury Bill Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce absolute or real returns across economic cycles. The fund’s investments will be focused globally among the developed and emerging capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country.

The fund’s portfolio managers employ a dynamic, unconstrained approach in allocating the fund’s assets globally, principally among government bonds, emerging-market sovereign debt, investment grade and high yield corporate instruments, and currencies. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider: key trends in global economic variables, such as gross domestic product, inflation, and interest rates; investment themes, such as changing demographics, the impact of new technologies, and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Interest-Rate Volatility, Growth Disparities, and a Strong Dollar Drive Markets

In general, bond market performance was modestly negative during the reporting period. In late 2017, the U.S. Federal Reserve (The “Fed”) began to unwind its balance sheet by selling mortgage-backed securities. It also began down a path of well-projected and predictable 25-

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

basis-point interest rate hikes. Longer-term rates also rose during this time. The Eurozone and Japan were reporting positive economic advances and discussing winding down their stimulus programs. U.S. corporate and emerging-market debt outperformed. The globe was still in its period of synchronized, strong growth.

A shift occurred in February of 2018. U.S. inflationary pressures began to mount, and while the U.S. economy continued to strengthen, other developed countries started to slow. Corporates and emerging-market debt gave up much of their earlier returns. The volatility sparked concern, triggering a flight to quality, which reduced rates on long-term U.S. Treasuries. However, the concern was short-lived and “risk-on” asset classes, such as corporate, high yield debt, recovered and outperformed significantly during the second half of the reporting period. At the end of the 12 months, investment-grade, corporate debt lagged Treasuries. Emerging-market debt did not rebound after the February volatility and continued to deteriorate throughout the period, spurred on by a strengthening U.S. dollar, concerns over trade disputes, and financial upheaval in Turkey and Argentina. Concerns around Brexit, Italy, and U.S. midterm elections put downward pressure on global bond prices, despite strong corporate earnings and reasonable growth.

Emerging-Market Exposure Hurt Relative Performance

In the first few months of the reporting period, the lower-rated corporate bonds and higher yield issues generally outperformed, with spreads tightening over the period. Debt instruments issued by emerging-market governments and corporate bonds were also strong, on the back of improving economic momentum. However, the favorable environment changed during 2018. Bond market weakness affected performance, although the fund’s focus on shorter-maturity, shorter-duration bonds served to lessen its effect. A spike in volatility in February also impacted the Fund’s high yield bond exposure. Certain investment-grade, corporate bonds delivered positive returns.

Local currency, emerging-market government bonds weighed on performance, as yields rose and currencies came under pressure. Ecuador and Brazil’s hard currency, emerging-market bonds also incurred losses as spreads widened. The fund also realized a small loss on selling Russian government bonds in April, fearing further sanctions after the poisoning incident in Salisbury, England. Government bonds ultimately made a negative contribution.

In terms of activity, the fund participated in a variety of new, corporate bond issues. New corporate issue participation included asset manager Investec, Brazil-based utility company Light Servicos De Electricidade, and Italy-based technology firm Nexi Capital.

Among major sales, the manager disposed of AA (British motoring association) subordinated debt, after a profit warning.

Longer-dated, emerging-market exposure, such as Mexico, Brazil, and Peru, was reduced, while holdings in Russia were sold. In terms of currency, Mexican peso exposure was reduced amid rising NAFTA risks, while profits were taken on the fund’s Malaysian ringgit position over the period.

A More Cautious Investment Posture

We believe divergence in "core" market interest rates is likely to continue, with subdued inflation offering relative support to bond prices in Europe and Japan, while fiscal and

4

monetary policy dynamics in the U.S. should ensure Treasuries remain under pressure. That said, all central banks are not moving at the same pace, or even in the same hawkish direction, and we believe this divergence should continue to create opportunities in selected geographies such as Australia. We remain cautious on credit markets, as we believe this current, elongated credit cycle might finally be turning.

Given this environment, our credit exposure remains conservative, with investment-grade, credit exposure biased towards short-duration and floating-rate note positions, limiting the vulnerability to tight spreads and rising interest rates. Widening rate differentials between the U.S. and other developed markets, coupled with near-term macroeconomic risks, including trade tensions between the U.S. and China, warrant a continued U.S.-dollar bias for the time being.

November 15, 2018

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Global Dynamic Bond Income Fund Class A shares, Class C shares, Class I shares and Class Y shares and the FTSE One-Month U.S. Treasury Bill Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	-4.45%	0.60%	1.90%
without sales charge	3/25/11	0.08%	1.52%	2.52%
Class C shares
with applicable redemption charge †	3/25/11	-1.62%	0.75%	1.74%
without redemption	3/25/11	-0.64%	0.75%	1.74%
Class I shares	3/25/11	0.38%	1.76%	2.76%
Class Y shares	7/1/13	0.30%	1.78%	2.71%††
FTSE One-Month U.S. Treasury Bill Index	3/31/11	1.62%	0.50%	0.34%†††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Income Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.78	$7.55	$2.52	$2.52
Ending value (after expenses)	$1,001.00	$997.00	$1,002.20	$1,002.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.82	$7.63	$2.55	$2.55
Ending value (after expenses)	$1,021.42	$1,017.64	$1,022.68	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.50% for Class C, .50% for Class I and .50% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5%
Argentina - .2%
Argentine Government, Sr. Unscd. Bonds		6.88	4/22/2021	150,000		144,187
Australia - 3.1%
Australian Government, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	1,045,000		723,975
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/2020	250,000		245,621
Queensland Treasury, Govt. Gtd. Bonds, Ser. 27	AUD	2.75	8/20/2027	540,000	[b]	374,620
Treasury Corporation of Victoria, Govt. Gtd. Notes	AUD	4.25	12/20/2032	957,000		757,055
					2,101,271
Austria - 1.7%
JBS Investments, Gtd. Notes		7.25	4/3/2024	200,000		202,650
Oesterreichische Kontrollbank, Govt. Gtd. Bonds		2.88	9/7/2021	580,000		576,482
Oesterreichische Kontrollbank, Govt. Gtd. Notes, 3 Month LIBOR + 0.01%		2.34	9/15/2020	400,000	[c]	400,060
					1,179,192
Belgium - .2%
Anheuser-Busch InBev, Gtd. Notes	GBP	2.25	5/24/2029	130,000		155,893
Brazil - .4%
Light Servicos De Eletricidade, Gtd. Notes		7.25	5/3/2023	249,000		244,020
Canada - 3.2%
Canada Housing Trust No 1, Govt. Gtd. Bonds	CAD	2.00	12/15/2019	1,520,000	[b]	1,151,838
Province of British Columbia Canada, Sr. Unscd. Bonds		2.25	6/2/2026	400,000		370,053
Province of British Columbia Canada, Sr. Unscd. Notes	EUR	0.88	10/8/2025	328,000		380,166
Royal Bank of Canada, Covered Bonds		1.88	2/5/2020	280,000		275,859
					2,177,916
Cayman Islands - .4%
Sable International Finance, Gtd. Notes		6.88	8/1/2022	234,000	[b]	244,822
Colombia - .7%
Ecopetrol, Sr. Unscd. Notes		5.88	9/18/2023	480,000		503,040

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.5% (continued)
Czech Republic - .8%
Czech Republic Government, Bonds, Ser. 52	CZK	4.70	9/12/2022	10,820,000	525,088
Denmark - 1.7%
Jyske Realkredit, Covered Bonds, Ser. 321E	DKK	1.00	4/1/2021	3,600,000	562,363
Kommunekredit, Sr. Unscd. Notes		1.63	6/1/2021	410,000	395,260
Orsted, Sr. Unscd. Notes	GBP	4.88	1/12/2032	116,000	179,224
					1,136,847
Dominican Republic - .7%
Dominican Government, Sr. Unscd. Notes	DOP	8.90	2/15/2023	24,100,000	481,020
Ecuador - .8%
Ecuadorian Government, Sr. Unscd. Bonds		10.50	3/24/2020	200,000	205,750
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/2027	400,000	353,100
					558,850
El Salvador - .3%
Salvadoran Government, Sr. Unscd. Notes		7.38	12/1/2019	200,000	200,450
Ethiopia - .3%
Ethiopian Government, Sr. Unscd. Notes		6.63	12/11/2024	200,000	194,802
France - 2.3%
Caisse des Depots et Consignations, Sr. Unscd. Notes		1.25	5/17/2019	400,000	397,140
Electricite de France, Jr. Sub. Notes	GBP	6.00	1/28/2049	100,000	128,117
Orange, Jr. Sub. Notes	EUR	4.00	10/29/2049	200,000	241,651
Societe Generale, Jr. Sub. Notes	EUR	6.75	4/7/2049	243,000	291,053
Societe Generale, Jr. Sub. Notes		8.25	11/29/2049	400,000	401,504
Valeo, Sr. Unscd. Notes	EUR	1.50	6/18/2025	100,000	110,339
					1,569,804
Germany - 3.7%
DEMIRE Deutsche Mittelstand Real Estate, Sr. Unscd. Bonds	EUR	2.88	7/15/2022	220,000	254,075
FMS Wertmanagement, Govt. Gtd. Notes, 3 Month LIBOR + 0.10%		2.41	11/27/2019	600,000	[c] 600,872

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.5% (continued)
Germany - 3.7% (continued)
FMS Wertmanagement, Gtd. Bonds		2.75	3/6/2023	700,000	689,465
HELLA Finance International, Gtd. Notes	EUR	1.00	5/17/2024	184,000	209,127
Kreditanstalt fuer Wiederaufbau, Govt. Gtd. Notes		1.50	4/20/2020	520,000	509,326
ProGroup, Sr. Scd. Notes	EUR	3.00	3/31/2026	110,000	125,773
Unitymedia Hessen, Sr. Scd. Bonds	EUR	6.25	1/15/2029	90,000	114,928
					2,503,566
Ghana - .3%
Ghanaian Government, Sr. Unscd. Notes		7.88	8/7/2023	200,000	204,583
Guatemala - .3%
Guatemalan Government, Sr. Unscd. Notes		5.75	6/6/2022	200,000	205,360
Guernsey - .2%
Summit Germany, Sr. Unscd. Bonds	EUR	2.00	1/31/2025	122,000	131,847
India - 1.3%
ECL Finance, Sr. Scd. Notes	INR	9.05	12/28/2019	14,500,000	195,466
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/2027	200,000	166,729
Housing Development Finance, Sr. Unscd. Notes	INR	7.88	8/21/2019	20,000,000	267,223
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/2022	20,000,000	253,693
					883,111
Ireland - 2.2%
Allied Irish Banks, Sub. Notes	EUR	4.13	11/26/2025	181,000	214,617
Bank of Ireland Group, Sub. Notes	GBP	3.13	9/19/2027	100,000	123,338
German Postal Pensions Securitisation, Govt. Gtd. Bonds, Ser. 3	EUR	3.75	1/18/2021	550,000	676,654
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/2037	187,846	221,239
Virgin Media Receivables Financing Notes I, Sr. Scd. Bonds	GBP	5.50	9/15/2024	208,000	265,042
					1,500,890
Israel - .3%
Israel Electric, Sr. Scd. Notes		4.25	8/14/2028	200,000	[b] 190,134

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 96.5% (continued)
Italy - 2.6%
Italian Government, Bonds	EUR	0.35	6/15/2020	410,000	459,269
Italian Government, Bonds	EUR	3.75	3/1/2021	680,000	807,903
Nexi Capital, Sr. Scd. Bonds	EUR	4.13	11/1/2023	139,000	158,099
Pro-Gest, Sr. Unscd. Bonds	EUR	3.25	12/15/2024	120,000	127,814
Telecom Italia, Sr. Unscd. Notes		5.30	5/30/2024	200,000	[b] 189,250
					1,742,335
Japan - .8%
Japanese Government, Sr. Unscd. Bonds, Ser. 387	JPY	0.10	4/15/2020	64,150,000	570,515
Jersey - 1.0%
AA Bond Co., Sr. Scd. Notes	GBP	4.25	7/31/2043	100,000	131,511
AA Bond Co., Sr. Scd. Notes	GBP	4.88	7/31/2024	100,000	127,911
CPUK Finance, Scd. Bonds	GBP	4.25	2/28/2047	100,000	128,784
CPUK Finance, Sr. Scd. Notes	GBP	2.67	2/28/2020	200,000	258,881
					647,087
Kuwait - 1.2%
Kuwaiti Government, Sr. Unscd. Bonds		2.75	3/20/2022	830,000	808,222
Luxembourg - 1.0%
4finance, Gtd. Notes		10.75	5/1/2022	200,000	196,748
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/2024	100,000	129,330
AnaCap Financial Europe, Sr. Scd. Notes, 3 Month EURIBOR + 5% @ Floor	EUR	5.00	8/1/2024	200,000	[c] 199,777
SELP Finance, Gtd. Bonds	EUR	1.25	10/25/2023	150,000	168,980
					694,835
Mexico - 1.3%
Mexican Government, Bonds, Ser. M	MXN	8.00	11/7/2047	6,730,000	297,503
Mexican Government, Bonds, Ser. M20	MXN	7.50	6/3/2027	13,350,000	605,215
					902,718

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
Mongolia - .6%
Mongolian Government, Sr. Unscd. Notes		5.63	5/1/2023	450,000		429,980
Netherlands - 3.7%
Enel Finance International, Gtd. Notes		2.75	4/6/2023	325,000		299,624
InterXion Holding, Gtd. Notes	EUR	4.75	6/15/2025	147,000		173,992
JAB Holdings, Gtd. Bonds	EUR	1.25	5/22/2024	100,000		114,236
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden, Sr. Unscd. Bonds, 3 Month LIBOR + 0.04%		2.36	9/7/2021	400,000	[c]	401,128
Netherlands Development Finance Company, Sr. Unscd. Notes, 3 Month LIBOR + 0.14%		2.61	10/21/2019	192,000	[c]	192,321
Petrobras Global Finance, Gtd. Notes		7.38	1/17/2027	30,000		31,196
Promontoria Holding 264, Sr. Scd. Notes	EUR	6.75	8/15/2023	200,000		230,331
Shell International Finance, Gtd. Notes, 3 Month LIBOR + 0.45%		2.79	5/11/2020	287,000	[c]	288,812
Sigma Finance Netherlands, Gtd. Notes		4.88	3/27/2028	200,000		189,000
Telefonica Europe, Gtd. Bonds	EUR	4.20	12/29/2049	100,000		116,874
Teva Pharmaceutical Finance Netherlands II, Gtd. Notes	EUR	1.13	10/15/2024	100,000		99,576
Teva Pharmaceuticals, Gtd. Notes		2.20	7/21/2021	98,000		91,560
Vonovia Finance, Gtd. Notes	EUR	1.50	3/31/2025	242,000		274,101
					2,502,751
New Zealand - .9%
New Zealand Government, Sr. Unscd. Bonds	NZD	4.50	4/15/2027	900,000		641,698
Norway - .7%
DNB Boligkreditt, Covered Bonds		2.50	3/28/2022	255,000		247,276
SpareBank 1 Boligkreditt, Covered Bonds		1.75	11/15/2019	260,000	[b]	256,279
					503,555

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
Singapore - .3%
Mulhacen Pte., Sr. Scd. Bonds	EUR	6.50	8/1/2023	167,000		189,208
South Korea - 1.1%
Export-Import Bank of Korea, Sr. Unscd. Notes, 3 Month LIBOR + 0.46%		2.93	10/21/2019	401,000	[c]	401,696
Export-Import Bank of Korea, Sr. Unscd. Notes, Ser. 5FRN, 3 Month LIBOR + 0.88%		3.36	1/25/2022	309,000	[c]	310,296
					711,992
Spain - 1.0%
Banco Bilbao Vizcaya Argentaria, Jr. Sub. Bonds	EUR	5.88	5/24/2022	200,000		225,937
Banco Santander, Jr. Sub. Bonds	EUR	5.25	9/29/2023	400,000		441,352
					667,289
Sri Lanka - .6%
Sri Lankan Government, Sr. Unscd. Bonds		6.00	1/14/2019	400,000		396,716
Supranational - 5.1%
Asian Development Bank, Sr. Unscd. Notes, 3 Month LIBOR + 0.19%		2.52	6/16/2021	400,000	[c]	401,313
Eagle Intermediate Global Holding, Sr. Scd. Bonds	EUR	5.38	5/1/2023	100,000		110,620
Eagle Super Global Holding, Sr. Scd. Bonds		7.50	5/1/2025	150,000	[b]	145,500
European Bank for Reconstruction & Development, Sr. Unscd. Notes		2.75	3/7/2023	400,000		393,754
European Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month LIBOR + 0.01%		2.35	5/11/2022	510,000	[c]	509,705
European Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month LIBOR + FLAT		2.37	3/23/2020	292,000	[c]	291,844
European Investment Bank, Sr. Unscd. Notes	IDR	7.20	7/9/2019	4,650,000,000		303,240
Inter-American Development Bank, Unscd. Notes	GBP	5.25	6/7/2021	220,000		311,465
International Bank for Reconstruction & Development, Sr. Unscd. Bonds, 3 Month LIBOR + 0.28%		2.62	2/11/2021	410,000	[c]	412,904

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
Supranational - 5.1% (continued)
Nordic Investment Bank, Sr. Unscd. Notes		1.25	8/2/2021	600,000		571,390
					3,451,735
Sweden - .7%
Stadshypotek, Covered Bonds		2.50	4/5/2022	307,000		298,488
Svensk Exportkredit, Sub. Notes		2.88	11/14/2023	200,000	[b]	199,990
					498,478
Switzerland - .4%
UBS, Sub. Notes	EUR	4.75	2/12/2026	235,000		285,582
United Kingdom - 16.3%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/2025	215,000		266,452
Bank of England Euro Note, Unscd. Notes		2.50	3/5/2021	396,000		391,190
BP Capital Markets, Gtd. Notes	GBP	4.33	12/10/2018	100,000		128,226
Bunzl Finance, Gtd. Bonds	GBP	2.25	6/11/2025	242,000		303,347
BUPA Finance, Gtd. Bonds	GBP	6.13	12/29/2049	130,000		174,987
Cadent Finance, Gtd. Notes	GBP	1.13	9/22/2021	264,000		333,869
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/2026	141,000		179,451
Coca-Cola European Partners, Gtd. Notes	EUR	1.13	5/26/2024	160,000		184,373
Coventry Building Society, Covered Bonds, 3 Month LIBOR + 0.30%	GBP	1.10	3/17/2020	100,000	[c]	128,067
Coventry Building Society, Jr. Sub. Bonds	GBP	6.38	12/29/2049	200,000		258,383
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/2020	200,000		237,574
CYBG, Sr. Unscd. Notes	GBP	3.13	6/22/2025	280,000		345,445
EI Group, First Mortgage Bonds	GBP	6.38	2/15/2022	100,000		132,201
EI Group, First Mortgage Bonds	GBP	6.50	12/6/2018	16,000		20,595
Firstgroup, Gtd. Bonds	GBP	6.13	1/18/2019	275,000		354,765
HSBC Bank, Sub. Notes	GBP	5.38	11/4/2030	195,000		284,800

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
United Kingdom - 16.3% (continued)
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/2025	100,000		115,038
Informa, Gtd. Notes	GBP	3.13	7/5/2026	190,000		244,874
Investec, Jr. Sub. Notes	GBP	6.75	12/5/2049	200,000		250,367
Iron Mountain UK, Gtd. Notes	GBP	3.88	11/15/2025	210,000		253,494
Jerrold Finco, Sr. Scd. Bonds	GBP	6.13	1/15/2024	108,000		138,623
John Lewis, Sr. Unscd. Notes	GBP	8.38	4/8/2019	175,000		229,850
KCA Deutag UK Finance, Sr. Scd. Notes		7.25	5/15/2021	200,000	[b]	185,500
Lloyds Bank, Jr. Sub. Notes	EUR	13.00	1/29/2049	66,000		96,808
Lloyds Banking Group, Jr. Sub. Bonds	GBP	7.00	12/29/2049	200,000		260,445
London & Quadrant Housing Trust, Sr. Scd. Bonds	GBP	2.63	5/5/2026	142,000		184,614
Matalan Finance, Sr. Scd. Bonds	GBP	6.75	1/31/2023	130,000		150,101
Mclaren Finance, Sr. Scd. Bonds	GBP	5.00	8/1/2022	133,000		161,182
Mitchells & Butlers Finance, Scd. Bonds, Ser. B2	GBP	6.01	12/15/2028	166,847		244,307
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/2023	200,000		238,145
Nationwide Building Society, Jr. Sub. Notes	GBP	6.88	3/11/2049	200,000		260,076
Neptune Energy Bondco, Sr. Unscd. Notes		6.63	5/15/2025	200,000		195,250
NIE Finance, Gtd. Bonds	GBP	2.50	10/27/2025	117,000		150,880
Prudential, Sr. Unscd. Bonds	GBP	5.88	5/11/2029	205,000		344,250
Royal Bank of Scotland Group, Jr. Sub. Bonds		7.50	12/29/2049	400,000		407,600
Saga, Gtd. Bonds	GBP	3.38	5/12/2024	128,000		153,672
Skipton Building Society, Covered Bonds, 3 Month LIBOR + 0.31%	GBP	1.12	5/2/2023	133,000	[c]	170,192
Southern Gas Networks, Sr. Unscd. Notes	GBP	5.13	11/2/2018	250,000		319,550
Tesco Property Finance 3, Sr. Scd. Bonds	GBP	5.74	4/13/2040	72,815		109,970

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
United Kingdom - 16.3% (continued)
Thames Water Kemble Finance, Sr. Scd. Notes	GBP	7.75	4/1/2019	248,000		324,674
TP ICAP, Gtd. Notes	GBP	5.25	1/26/2024	190,000		233,118
UNITE USAF II, Sr. Scd. Notes	GBP	3.37	6/30/2023	200,000		272,445
United Kingdom Gilt, Bonds	GBP	4.25	12/7/2027	800,000		1,280,791
Vodafone Group, Jr. Sub. Bonds	GBP	4.88	10/3/2078	194,000		242,708
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/2022	100,000		128,299
					11,070,548
United States - 30.9%
Anheuser-Busch InBev Worldwide, Gtd. Notes		4.00	4/13/2028	200,000		192,198
Anheuser-Busch InBev Worldwide, Gtd. Notes, Ser. 5FRN, 3 Month LIBOR + 0.74%		3.17	1/12/2024	400,000	[c]	400,065
Antero Resources, Gtd. Notes		5.63	6/1/2023	197,000		197,492
AT&T, Sr. Unscd. Notes, 3 Month LIBOR + 1.18%		3.51	6/12/2024	410,000	[c]	411,448
Best Buy, Sr. Unscd. Bonds		5.50	3/15/2021	210,000		217,930
Best Buy, Sr. Unscd. Notes		4.45	10/1/2028	248,000		238,817
BWAY Holding Co., Sr. Scd. Bonds	EUR	4.75	4/15/2024	119,000		136,146
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/2026	70,000	[b]	68,337
CCO Holdings, Sr. Unscd. Notes		5.75	1/15/2024	121,000		122,512
CEMEX Finance, Sr. Scd. Notes		6.00	4/1/2024	220,000		220,055
Chesapeake Energy, Gtd. Notes		7.00	10/1/2024	147,000		143,876
Chesapeake Energy, Gtd. Notes, 3 Month LIBOR + 3.25%		5.69	4/15/2019	155,000	[c]	155,775
Citigroup, Sub. Notes		5.50	9/13/2025	300,000		315,116
Comcast, Gtd. Notes, 3 Month LIBOR + 0.33%		2.74	10/1/2020	116,000	[c]	116,052
Dollar General, Sr. Unscd. Notes		4.15	11/1/2025	208,000		205,971

17

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
United States - 30.9% (continued)
eBay, Sr. Unscd. Notes, 3 Month LIBOR + 0.48%		3.02	8/1/2019	329,000	[c]	329,678
Equinix, Sr. Unscd. Notes	EUR	2.88	2/1/2026	110,000		121,891
First Data, Sr. Scd. Notes		5.38	8/15/2023	200,000	[b]	202,250
General Electric Capital, Sr. Unscd. Notes	GBP	6.44	11/15/2022	23,099		31,759
HCA, Sr. Scd. Notes		6.50	2/15/2020	190,000		196,650
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR + 1.21%		3.71	10/29/2020	323,000	[c]	328,675
JPMorgan Chase Bank, Sr. Unscd. Notes, 3 Month LIBOR + 0.25%		2.59	2/13/2020	460,000	[c]	460,165
Microsoft, Sr. Unscd. Bonds		2.00	8/8/2023	250,000		234,731
Neptune Finco, Sr. Unscd. Notes		10.13	1/15/2023	200,000	[b]	217,594
Netflix, Sr. Unscd. Notes	EUR	4.63	5/15/2029	290,000		330,070
New York Life Global Funding, Scd. Notes		1.70	9/14/2021	270,000		257,797
NextEra Energy Capital Holdings, Gtd. Notes, 3 Month LIBOR + 0.32%		2.64	9/3/2019	300,000	[c]	300,393
Packaging Corporation of America, Sr. Unscd. Notes		2.45	12/15/2020	71,000		69,525
Pizza Hut Holdings, Gtd. Notes		5.00	6/1/2024	119,000		117,661
Post Holdings, Gtd. Notes		5.50	3/1/2025	134,000	[b]	130,064
PSPC Escrow, Sr. Unscd. Notes	EUR	6.00	2/1/2023	210,000		247,270
Range Resources, Gtd. Notes		5.00	3/15/2023	264,000		256,080
RWT Holdings, Gtd. Bonds		5.63	11/15/2019	148,000		150,121
Spectrum Brands, Gtd. Bonds	EUR	4.00	10/1/2026	100,000		114,412
Spectrum Brands, Gtd. Notes		6.63	11/15/2022	120,000		122,850
Sprint Capital, Gtd. Notes		8.75	3/15/2032	153,000		166,785
T-Mobile USA, Gtd. Notes		6.00	4/15/2024	90,000		92,475

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.5% (continued)
United States - 30.9% (continued)
T-Mobile USA, Gtd. Notes	6.00	3/1/2023	129,000		132,238
U.S. Treasury Bonds	2.88	5/15/2043	1,750,000		1,600,669
U.S. Treasury Bonds	3.00	11/15/2045	800,000		745,125
U.S. Treasury Inflation Protected Securities, Bonds	2.38	1/15/2025	1,645,334	[d]	1,773,425
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/2020	232,033	[d]	228,066
U.S. Treasury Notes	1.63	8/15/2022	1,360,000		1,295,214
U.S. Treasury Notes	2.13	7/31/2024	885,000		843,153
U.S. Treasury Notes	2.25	11/15/2027	1,415,000		1,316,862
U.S. Treasury Notes	2.50	5/31/2020	4,350,000		4,327,400
U.S. Treasury Notes	3.50	5/15/2020	650,000		656,602
US Bank, Sr. Unscd. Notes, 3 Month LIBOR + 0.32%	2.83	4/26/2021	250,000	[c]	250,466
Verizon Communications, Sr. Unscd. Notes, 3 Month LIBOR + 1%	3.33	3/16/2022	103,000	[c]	104,703
Whiting Petroleum, Sr. Unscd. Notes	6.63	1/15/2026	75,000		75,375
Zayo Group, Gtd. Notes	6.00	4/1/2023	50,000		51,250
				21,021,234
Vietnam - 1.2%
Vietnamese Government, Sr. Unscd. Bonds	6.75	1/29/2020	800,000		825,190
Total Bonds and Notes (cost $67,587,180)			65,598,361
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount
Options Purchased - .0%
Put Options - .0%
30-Year U.S. Treasury Bonds Contracts 144 (cost $68,715)	135.00	11/23/2018	2,100,000		31,500

19

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $236,153)	2.21	236,153	[e] 236,153
Total Investments (cost $67,892,048)		96.9%	65,866,014
Cash and Receivables (Net)		3.1%	2,126,272
Net Assets		100.0%	67,992,286

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

AUD—Australian Dollar

CAD—Canadian Dollar

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $3,556,178 or 5.23% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

20

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	30.2
U.S. Government Securities	18.8
Banks	14.5
Utilities	4.0
Diversified Financials	4.0
Energy	3.2
Telecommunication Services	2.9
Retailing	2.3
Real Estate	1.8
Media	1.7
Consumer Discretionary	1.6
Beverage Products	1.4
Industrials	1.1
Insurance	1.1
Internet Software & Services	1.0
Commercial & Professional Services	1.0
Food Products	.9
Information Technology	.9
Health Care	.8
Materials	.8
Transportation	.8
Automobiles & Components	.7
Chemicals	.4
Consumer Staples	.3
Investment Companies	.3
Financials	.3
Options Purchased	.1
96.9

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	94,681	42,333,163	42,191,691	236,153.3		26,073

See notes to financial statements.

22

STATEMENT OF FUTURES
October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
Euro-Bobl	47	12/18	6,989,849[a]	6,997,149	(7,300)
Long Gilt	6	12/18	937,245[a]	938,787	(1,542)
Gross Unrealized Depreciation				(8,842)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

23

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets Corp.
United States Dollar	783,643	Australian Dollar	1,106,000	11/14/18	305
United States Dollar	1,479,235	Euro	1,293,000	11/14/18	13,104
United States Dollar	581,612	Euro	496,881	11/14/18	18,200
Japanese Yen	149,193,000	United States Dollar	1,325,531	11/14/18	(1,987)
United States Dollar	180,426	British Pound	138,179	11/14/18	3,698
Hungarian Forint	174,122,000	United States Dollar	609,325	11/14/18	(1,354)
United States Dollar	589,104	Colombian Peso	1,799,714,000	11/14/18	30,448
Citigroup
United States Dollar	94,639	Canadian Dollar	122,000	11/14/18	1,944
Swiss Franc	158,000	United States Dollar	159,753	11/14/18	(2,679)
Mexican Peso	8,574,813	United States Dollar	428,580	11/14/18	(7,468)
United States Dollar	348,707	Australian Dollar	479,991	11/14/18	8,747
Mexican Peso	9,890,842	United States Dollar	520,711	11/14/18	(34,968)
United States Dollar	830,754	Mexican Peso	15,693,993	11/14/18	60,016
British Pound	90,000	United States Dollar	117,219	11/14/18	(2,111)
New Zealand Dollar	953,912	United States Dollar	635,675	11/14/18	(13,105)
United States Dollar	76,067	Japanese Yen	8,383,313	11/14/18	1,696
Canadian Dollar	808,000	United States Dollar	620,834	11/14/18	(6,917)
United States Dollar	586,670	Danish Krone	3,729,408	11/14/18	19,824
RBS Securities
United States Dollar	1,259,956	New Zealand Dollar	1,893,791	11/14/18	23,974
Czech Koruna	1,847,349	United States Dollar	83,989	11/14/18	(3,295)
United States Dollar	117,140	Euro	102,115	11/14/18	1,352
Philippine Peso	15,485,000	United States Dollar	287,809	11/14/18	1,358

24

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
RBS Securities (continued)
United States Dollar	1,299,684	Philippine Peso	70,773,000	11/14/18	(21,931)
United States Dollar	631,517	Hungarian Forint	174,122,000	11/14/18	23,546
British Pound	489,000	United States Dollar	644,520	11/14/18	(19,102)
United States Dollar	676,522	British Pound	521,884	11/14/18	9,046
United States Dollar	229,010	Brazilian Real	941,000	11/14/18	(23,445)
United States Dollar	1,697,433	Australian Dollar	2,299,402	11/14/18	68,854
United States Dollar	550,614	Indian Rupee	39,223,000	11/14/18	21,108
Russian Ruble	31,826,000	United States Dollar	476,737	11/14/18	5,534
United States Dollar	466,281	Russian Ruble	31,826,000	11/14/18	(15,990)
Chilean Peso	331,408,000	United States Dollar	487,917	11/14/18	(11,691)
United States Dollar	515,088	Chilean Peso	331,408,000	11/14/18	38,862
State Street Bank and Trust Company
Colombian Peso	1,799,714,000	United States Dollar	600,273	11/14/18	(41,617)
Euro	219,739	United States Dollar	252,083	11/14/18	(2,921)
United States Dollar	813,470	Euro	705,943	11/14/18	13,003
United States Dollar	653,000	British Pound	496,110	11/14/18	18,488
Euro	322,000	United States Dollar	378,102	11/14/18	(12,987)
United States Dollar	10,781,442	Euro	9,235,627	11/14/18	309,181
United States Dollar	48,507	Mexican Peso	933,116	11/14/18	2,681
Euro	1,896	United States Dollar	2,149	11/1/18	(1)
United States Dollar	489,377	Australian Dollar	670,394	11/14/18	14,562
British Pound	27,291	United States Dollar	35,240	11/14/18	(336)
United States Dollar	11,114,486	British Pound	8,584,001	11/14/18	135,767
United States Dollar	18,200	British Pound	14,269	11/1/18	(39)

25

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
State Street Bank and Trust Company (continued)
United States Dollar	502,437	Japanese Yen	55,834,629	11/14/18	7,108
United States Dollar	290,335	Philippine Peso	15,485,000	11/14/18	1,168
Brazilian Real	941,000	United States Dollar	253,093	11/14/18	(638)
United States Dollar	221,751	Indian Rupee	15,394,000	11/14/18	13,934
UBS Securities
Mexican Peso	1,505,258	United States Dollar	79,159	11/14/18	(5,235)
United States Dollar	172,764	Mexican Peso	3,343,804	11/14/18	8,549
Swiss Franc	502,292	United States Dollar	509,633	11/14/18	(10,287)
British Pound	187,834	United States Dollar	240,273	11/14/18	(38)
United States Dollar	453,843	British Pound	351,584	11/14/18	4,177
United States Dollar	188,118	British Pound	147,000	11/1/18	215
United States Dollar	1,702,611	Canadian Dollar	2,215,263	11/14/18	19,459
United States Dollar	620,044	Czech Koruna	13,878,014	11/14/18	13,840
Euro	108,994	United States Dollar	125,736	11/14/18	(2,148)
Gross Unrealized Appreciation					913,748
Gross Unrealized Depreciation					(242,290)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	67,655,895	65,629,861
Affiliated issuers	236,153	236,153
Cash denominated in foreign currency	209,645	209,120
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		913,748
Interest receivable		756,787
Receivable for shares of Common Stock subscribed		268,615
Receivable for investment securities sold		228,373
Cash collateral held by broker—Note 4		73,313
Receivable for futures variation margin—Note 4		7,403
Prepaid expenses		17,144
		68,340,517
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		11,910
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		242,290
Unrealized depreciation on foreign currency transactions		12,943
Payable for shares of Common Stock redeemed		4,552
Directors fees and expenses payable		719
Accrued expenses and other liabilities		75,817
		348,231
Net Assets ($)		67,992,286
Composition of Net Assets ($):
Paid-in capital		68,938,272
Total distributable earnings (loss)		(945,986)
Net Assets ($)		67,992,286

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	857,741	428,196	2,555,168	64,151,181
Shares Outstanding	71,228	36,099	211,359	5,305,362
Net Asset Value Per Share ($)	12.04	11.86	12.09	12.09

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Interest (net of $3,996 foreign taxes withheld at source)	1,631,910
Dividends:
Unaffiliated issuers	16,595
Affiliated issuers	26,073
Total Income	1,674,578
Expenses:
Management fee—Note 3(a)	207,965
Professional fees	136,040
Registration fees	61,514
Custodian fees—Note 3(c)	16,276
Shareholder servicing costs—Note 3(c)	11,306
Prospectus and shareholders’ reports	10,450
Distribution fees—Note 3(b)	4,240
Directors’ fees and expenses—Note 3(d)	4,193
Loan commitment fees—Note 2	945
Miscellaneous	60,762
Total Expenses	513,691
Less—reduction in expenses due to undertaking—Note 3(a)	(248,996)
Net Expenses	264,695
Investment Income—Net	1,409,883
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(511,341)
Net realized gain (loss) on options transactions	113,860
Net realized gain (loss) on futures	(44,600)
Net realized gain (loss) on forward foreign currency exchange contracts	1,032,299
Net Realized Gain (Loss)	590,218
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,356,157)
Net unrealized appreciation (depreciation) on options transactions	(49,068)
Net unrealized appreciation (depreciation) on futures	14,037
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	491,417
Net Unrealized Appreciation (Depreciation)	(1,899,771)
Net Realized and Unrealized Gain (Loss) on Investments	(1,309,553)
Net Increase in Net Assets Resulting from Operations	100,330

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017	[a]
Operations ($):
Investment income—net	1,409,883	790,126
Net realized gain (loss) on investments	590,218	(520,086)
Net unrealized appreciation (depreciation) on investments	(1,899,771)	852,575
Net Increase (Decrease) in Net Assets Resulting from Operations	100,330	1,122,615
Distributions ($):
Distributions to shareholders:
Class A	(13,800)	(51,378)
Class C	(5,396)	(17,038)
Class I	(63,913)	(40,633)
Class Y	(789,339)	(1,076,095)
Total Distributions	(872,448)	(1,185,144)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	307,161	180,404
Class C	91,720	99,777
Class I	1,274,934	3,285,341
Class Y	28,226,139	7,271,205
Distributions reinvested:
Class A	12,310	48,686
Class C	4,568	14,727
Class I	63,914	40,613
Class Y	628,494	870,213
Cost of shares redeemed:
Class A	(130,784)	(1,331,970)
Class C	(361,041)	(77,228)
Class I	(2,546,190)	(790,155)
Class Y	(4,747,742)	(2,293,351)
Increase (Decrease) in Net Assets from Capital Stock Transactions	22,823,483	7,318,262
Total Increase (Decrease) in Net Assets	22,051,365	7,255,733
Net Assets ($):
Beginning of Period	45,940,921	38,685,188
End of Period	67,992,286	45,940,921

29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2018	2017	[a]
Capital Share Transactions (Shares):
Class A
Shares sold	25,225	14,906
Shares issued for distributions reinvested	1,016	4,071
Shares redeemed	(10,781)	(111,006)
Net Increase (Decrease) in Shares Outstanding	15,460	(92,029)
Class C
Shares sold	7,673	8,337
Shares issued for distributions reinvested	381	1,243
Shares redeemed	(30,189)	(6,430)
Net Increase (Decrease) in Shares Outstanding	(22,135)	3,150
Class Ib
Shares sold	104,279	271,560
Shares issued for distributions reinvested	5,258	3,393
Shares redeemed	(209,129)	(64,944)
Net Increase (Decrease) in Shares Outstanding	(99,592)	210,009
Class Yb
Shares sold	2,322,659	601,724
Shares issued for distributions reinvested	51,718	72,624
Shares redeemed	(389,019)	(189,361)
Net Increase (Decrease) in Shares Outstanding	1,985,358	484,987

[a] Distributions to shareholders include $50,770 Class A, $16,808 Class C, $40,162 Class I and $1,063,886 Class Y of distributions from net investment income and $608 Class A, $230 Class C, $471 Class I and $12,209 Class Y distributions from net realized gains. Distributions in excess of investment income—net was $187,563 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 6,216 Class Y shares representing $76,270 were exchanged for 6,221 Class I shares and during the period ended October 31, 2017, 2,080 Class Y shares representing $25,229 were exchanged for 2,080 Class I shares.

See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.23	12.30	12.13	12.70	12.59
Investment Operations:
Investment income—net[a]	.32	.19	.13	.16	.26
Net realized and unrealized gain (loss) on investments	(.31)	.10	.25	(.18)	(.00)[b]
Total from Investment Operations	.01	.29	.38	(.02)	.26
Distributions:
Dividends from investment income—net	(.20)	(.36)	(.19)	(.49)	(.15)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.20)	(.36)	(.21)	(.55)	(.15)
Net asset value, end of period	12.04	12.23	12.30	12.13	12.70
Total Return (%)[c]	.08	2.45	3.20	(.15)	2.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.37	1.64	1.99	2.22
Ratio of net expenses to average net assets	.75	.89	.95	.95	1.02
Ratio of net investment income to average net assets	2.60	1.65	1.10	1.29	2.04
Portfolio Turnover Rate	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	858	682	1,818	1,407	1,466

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.06	12.18	12.05	12.62	12.54
Investment Operations:
Investment income—net[a]	.24	.11	.04	.07	.17
Net realized and unrealized gain (loss) on investments	(.33)	.08	.25	(.19)	(.00)[b]
Total from Investment Operations	(.09)	.19	.29	(.12)	.17
Distributions:
Dividends from investment income—net	(.11)	(.31)	(.14)	(.39)	(.09)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.11)	(.31)	(.16)	(.45)	(.09)
Net asset value, end of period	11.86	12.06	12.18	12.05	12.62
Total Return (%)[c]	(.64)	1.59	2.47	(.94)	1.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.07	2.09	2.39	2.74	2.95
Ratio of net expenses to average net assets	1.50	1.64	1.70	1.70	1.76
Ratio of net investment income to average net assets	2.00	.90	.35	.54	1.31
Portfolio Turnover Rate	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	428	702	671	788	1,051

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

32

Class I Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.27	12.33	12.14	12.71	12.60
Investment Operations:
Investment income—net[a]	.37	.23	.15	.19	.29
Net realized and unrealized gain (loss) on investments	(.33)	.08	.27	(.18)	(.00)[b]
Total from Investment Operations	.04	.31	.42	.01	.29
Distributions:
Dividends from investment income—net	(.22)	(.37)	(.21)	(.52)	(.18)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.22)	(.37)	(.23)	(.58)	(.18)
Net asset value, end of period	12.09	12.27	12.33	12.14	12.71
Total Return (%)	.38	2.57	3.52	.07	2.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.14	1.39	1.70	1.88
Ratio of net expenses to average net assets	.50	.65	.70	.70	.77
Ratio of net investment income to average net assets	3.03	1.91	1.35	1.54	2.29
Portfolio Turnover Rate	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	2,555	3,815	1,244	5,472	10,292

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

33

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.27	12.33	12.14	12.71	12.60
Investment Operations:
Investment income—net[a]	.33	.23	.16	.19	.29
Net realized and unrealized gain (loss) on investments	(.29)	.08	.27	(.18)	(.00)[b]
Total from Investment Operations	.04	.31	.43	.01	.29
Distributions:
Dividends from investment income—net	(.22)	(.37)	(.22)	(.52)	(.18)
Dividends from net realized gain on investments	-	(.00)[b]	(.02)	(.06)	-
Total Distributions	(.22)	(.37)	(.24)	(.58)	(.18)
Net asset value, end of period	12.09	12.27	12.33	12.14	12.71
Total Return (%)	.30	2.67	3.54	.09	2.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.98	1.23	1.31	1.88
Ratio of net expenses to average net assets	.50	.64	.70	.70	.75
Ratio of net investment income to average net assets	2.70	1.90	1.35	1.54	2.30
Portfolio Turnover Rate	114.73	145.88	141.08	134.49	157.23
Net Assets, end of period ($ x 1,000)	64,151	40,741	34,952	14,611	1

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Income Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective March 19, 2018, a change in the fund’s name from “Dreyfus Global Dynamic Bond Fund” to “Dreyfus Global Dynamic Bond Income Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

35

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts ("forward contracts") are valued each business day by an independent pricing service (the “Service”) approved by the Board Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	32,296,115	-	32,296,115
Foreign Government	-	20,515,730	-	20,515,730
Investment Company	236,153	-	-	236,153
U.S. Treasury	-	12,786,516	-	12,786,516
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	913,748	-	913,748
Options Purchased	31,500	-	-	31,500
Liabilities ($)
Other Financial Instruments:
Futures††	(8,842)	-	-	(8,842)
Forward Foreign Currency Exchange Contracts††	-	(242,290)	-	(242,290)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes

38

in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2018, Dreyfus Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,712,622 Class Y shares representing approximately 48% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital

39

NOTES TO FINANCIAL STATEMENTS (continued)

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,091,833, accumulated capital losses $617,774 and unrealized depreciation $2,420,045.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $580,955 of short-term capital losses and $36,819 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $872,448 and $1,185,144, respectively.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain

40

purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .50% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $248,996 during the period ended October 31, 2018.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2018, the Distributor retained $201 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $4,240 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $2,038 and $1,414, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $2,210 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $16,276 pursuant to the custody agreement.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

42

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $22,715, Distribution Plan fees $293, Shareholder Services Plan fees $279, custodian fees $7,082, Chief Compliance Officer fees $4,193 and transfer agency fees $359, which are offset against an expense reimbursement currently in effect in the amount of $23,011.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2018, amounted to $80,036,134 and $57,063,605, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is

43

NOTES TO FINANCIAL STATEMENTS (continued)

reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

44

counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2018 is shown below:

45

NOTES TO FINANCIAL STATEMENTS (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	31,500	[1]	Interest rate risk	(8,842)	[2]
Foreign exchange risk	913,748	[3]	Foreign exchange risk	(242,290)	[3]
Gross fair value of derivative contracts	945,248			(251,132)

Statement of Assets and Liabilities location:
[1]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(44,600)		113,860		-		69,260
Foreign exchange	-		-		1,032,299		1,032,299
Total	(44,600)		113,860		1,032,299		1,101,559

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	14,037		(49,068)		-		(35,031)
Foreign exchange	-		-		491,417		491,417
Total	14,037		(49,068)		491,417		456,386

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

46

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(8,842)
Options	31,500	-
Forward contracts	913,748	(242,290)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	945,248	(251,132)
Derivatives not subject to
Master Agreements	(31,500)	8,842
Total gross amount of assets
and liabilities subject to
Master Agreements	913,748	(242,290)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	65,755		(3,341)	-		62,414
Citigroup	92,227		(67,248)	-		24,979
RBS Securities	193,634		(95,454)	-		98,180
State Street Bank and Trust Company	515,892		(58,539)	(280,000)		177,353
UBS Securities	46,240		(17,708)	-		28,532
Total	913,748		(242,290)	(280,000)		391,458

47

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(3,341)		3,341	-		-
Citigroup	(67,248)		67,248	-		-
RBS Securities	(95,454)		95,454	-		-
State Street Bank and Trust Company	(58,539)		58,539	-		-
UBS Securities	(17,708)		17,708	-		-
Total	(242,290)		242,290	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Interest rate futures	2,947,925
Interest rate options contracts	47,284
Forward contracts	30,348,858

At October 31, 2018, the cost of investments for federal income tax purposes was $68,273,184; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $2,406,577, consisting of $399,101 gross unrealized appreciation and $2,805,678 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Global Dynamic Bond Income Fund (formerly, Dreyfus Global Dynamic Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Dynamic Bond Income Fund (the “Fund”) (formerly, Dreyfus Global Dynamic Bond Fund) (one of the funds constituting Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, and forward foreign currency exchange contracts, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advantage Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

49

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

50

Ehud Houminer (78)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

51

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

52

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

53

For More Information

Dreyfus Global Dynamic Bond Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6298AR1018

Dreyfus Total Emerging Markets Fund

ANNUAL REPORT October 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Total Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
PresidentThe Dreyfus Corporation
November 15, 2018

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by Sean P. Fitzgibbon, Federico Garcia Zamora, and Josephine Shea, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dreyfus Total Emerging Markets Fund’s
Class A shares produced a total return of -14.81%, Class C shares returned -15.40%, Class I shares returned -14.53%, and Class Y shares returned -14.51%.1 In comparison, the MSCI Emerging Markets Index, the fund’s benchmark, returned -12.52% for the same period.2 The fund’s secondary benchmark index, the hybrid “Customized Blended Index,” returned
-10.22% for the same period. The Customized Blended Index is a blend of 70% MSCI Emerging Markets Index/15% J.P. Morgan GB Index-EM Global Diversified/7.5% J.P. Morgan EMB Index Global/7.5% J.P. Morgan CEMB Index Diversified.2,3,4,5,6

Emerging-market equities and bonds lost ground during the period on geopolitical tensions, increasing trade tensions and rising interest rates. The fund lagged its primary benchmark, the MSCI Emerging Markets Index, as well as its secondary benchmark, the Customized Blended Index. In equities, the shortfall was primarily due to positioning within the energy and materials sectors. In fixed income, exposure to Argentina was the strongest headwind.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of emerging-market issuers and other investments that are tied economically to emerging-market countries. The fund normally allocates its investments among emerging-market equities, bonds, and currencies.

The portfolio construction process starts with the fund’s portfolio managers assessing the risk and return expectations of equities, bonds, and currencies for each emerging-market country over a 12-month period. These expectations are guided primarily by the portfolio managers’ common global macroeconomic view and top-down country-specific outlooks. Moreover, these expectations also reflect the portfolio managers’ bottom-up valuation assessments of individual securities. The fund’s assets are then allocated to what we consider the more attractive emerging-market asset classes and countries. After making asset and country allocation decisions, the portfolio managers select individual securities for the fund’s portfolio.

In choosing bonds and currency investments for the fund, the portfolio managers rely on in-depth fundamental analysis. In considering the attractiveness of local currency exposures (through investment in forward contracts, bonds, or equities), the portfolio managers focus, among other things, on the balance-of-payments outlook for the relevant country. In choosing equity investments for the fund, the portfolio managers rely on in-depth fundamental analysis supported by proprietary quantitative models.

Emerging Markets Rebound, Then Reverse Course

Emerging-market equities benefited broadly from positive global economic trends during the first four months of the reporting period. Corporate earnings growth gained momentum across most industry groups and geographic regions. Strengthening global demand for

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

commodities bolstered markets that export raw materials and energy, such as Russia and Brazil. Strong information technology and financials sector performance drove gains in China. South Korea benefited from easing regional political tensions.

Global equity markets, including most emerging markets, dipped sharply in February 2018 in response to concerns about renewed inflationary pressures in the United States. In March, the prospect of potential U.S. trade restrictions sparked additional market declines. Markets steadied after the initial sell-off, but as U.S. rates and yields resumed their upward trend in April, alongside a rising oil price, the heightened inflation expectations resulted in the U.S. dollar strengthening. This was a headwind for all emerging-market currencies to varying degrees, particularly those of Argentina and Turkey, which depreciated significantly. The rising U.S./China trade tensions, as well as political and economic difficulties in parts of South America, have all further weighed on sentiment.

Emerging bond markets peaked in January 2018. Since then, markets have become increasingly volatile in response to concerns about rising interest rates, dollar strength, and trade disputes.

Equity Returns Driven by Security Selections

The fund trailed the MSCI Emerging Markets Index during the period, largely due to security selection within Brazilian and Chinese companies. Underperforming Brazil-based holdings included Estácio Participações, a traditional and online secondary education company, which has been hurt by the recession in Brazil, and oil company Petrobras, which saw its stock price fall after government subsidies were reenacted. We have since liquidated our position in Petrobras. In China, a position in Sunny Optical Technology Group hurt returns when the stock price fell due to pressure from trade disputes. The price of Beijing Capital International Airport also fell during the period. The company’s revenues were hurt by regulators’ decision to discontinue a revenue-sharing agreement. From a sector perspective, investments in energy and materials also detracted.

Conversely, positions in India, Mexico and South Africa helped relative returns. India-based financial company ICICI Bank saw its stock price appreciate after a management change. In Mexico, increased air traffic led Grupo Aeroportuario del Centro Norte SAB shares higher, helping relative returns. A position in discount retailer Wal-Mart de México also benefited returns due to a rising stock price on the back of strong earnings. A position in South African pharmaceutical retailer Clicks Group also contributed. From a sector perspective, decisions in information technology and real estate were also additive.

The largest headwind to the fund’s fixed-income portfolio was positioning in Argentina, specifically an overweight to the Argentine peso. In addition, exposure to the Czech koruna also detracted. Conversely, the fund’s currency positioning added value through overweight positions to the Malaysian ringgit and Brazilian real. Positioning within the Mexican peso was also additive. The fund employed forward contracts to establish its currency positioning.

Constructively Positioned for a Changing Landscape

The emerging-market investment landscape has changed over the past year. Volatility brought on by developed versus emerging country growth differentials, geopolitical disputes, and a strengthening dollar has put downward pressure on valuations. However, this pullback in prices has adjusted valuations and may be a buying opportunity.

4

In fixed income, external drivers that move the asset class are still constructive. Commodity prices continue to be supported by a healthy global growth outlook. An expensive valuation and weakening fundamentals may put downward pressure on the U.S. dollar. All of these factors provide a positive outlook for emerging-market debt. In equities, exposure to China has been reduced in light of recent tensions and the possibility of a slowing economy. Exposure to India and South Korea has increased. The team has also reduced energy exposure in favor of a larger financial sector allocation. A portion of the fund previously invested in consumer discretionary stocks has been moved to the more defensive consumer staples sector.

November 15, 2018

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2019, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower for Class A, Class C, Class I, and Class Y.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The J.P. Morgan EMB Index Global tracks the total return for the U.S. dollar-denominated emerging-market debt, including Brady bonds, Eurobonds, and loans. Investors cannot invest directly in any index.

5 Source: Lipper Inc. — The J.P. Morgan CEMB Index Diversified tracks U.S. dollar-denominated debt issued by emerging-market corporations. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

6 Source: FactSet — The Customized Blended Index is an unmanaged hybrid index composed of 70% MSCI Emerging Markets Index /15% J.P. Morgan GB Index-EM Global Diversified /7.5% J.P. Morgan EMB Index Global/7.5% J.P. Morgan CEMB Index Diversified. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dreyfus Total Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index and a 70% MSCI Emerging Markets Index/15% J.P. Morgan GB Index-EM Global Diversified/7.5% J.P. Morgan EMB Index Global/7.5% J.P. Morgan CEMB Index Diversified Index (the “Customized Blended Index”)

†  Source: Lipper Inc.

††  Source: FactSet

†††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges on Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the MSCI Emerging Markets Index and Customized Blended Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the exposure of some of the larger countries. The J.P. Morgan EMB Index Global tracks the total return for the U.S. dollar-denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The J.P. Morgan CEMB Index Diversified tracks U.S. dollar-denominated debt issued by emerging market corporations. The diversified index limits the exposure of some of the larger countries. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

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Average Annual Total Returns as of 10/31/18
	Inception			From
	Date	1 Year	5 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	-19.73%	0.02%	-0.01%
without sales charge	3/25/11	-14.81%	1.22%	0.77%
Class C shares
with applicable redemption charge†	3/25/11	-16.23%	0.48%	0.02%
without redemption	3/25/11	-15.40%	0.48%	0.02%
Class I shares	3/25/11	-14.53%	1.52%	1.05%
Class Y shares	7/1/13	-14.51%	1.53%	1.02%††
MSCI Emerging Markets Index	3/31/11	-12.52%	0.78%	-0.19%†††
Customized Blended Index	3/31/11	-10.22%	0.87%	0.61%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of each Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.34	$10.76	$5.92	$5.87
Ending value (after expenses)	$818.90	$816.20	$820.60	$820.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.13	$11.93	$6.56	$6.51
Ending value (after expenses)	$1,017.14	$1,013.36	$1,018.70	$1,018.75

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.35% for Class C, 1.29% for Class I and 1.28% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 28.4%
Argentina - 3.3%
Argentina POM Politica Monetaria, Unscd. Bonds, ARLLMONP FLAT	ARS	42.82	6/21/2020	5,055,000	[b]	159,574
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/2033	20,876,240	[c]	663,478
Autonomous City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22, BADLAR + 3.25%	ARS	38.69	3/29/2024	36,485,000	[b]	921,563
Autonomous City of Buenos Aires Argentina, Unscd. Bonds, Ser. 23, BADLAR + 3.75%	ARS	35.69	2/22/2028	5,970,000	[b]	147,677
Bonos de la Nacion Argentina Con Ajuste Por, Unscd. Bonds	ARS	4.00	3/6/2020	31,857,409	[c]	846,184
Provincia de Buenos Aires/Argentina, Unscd. Bonds, BADLAR + 3.75%	ARS	40.61	4/12/2025	25,550,000	[b,d]	641,663
Provincia de Buenos Aires/Argentina, Unscd. Bonds, BADLAR + 3.83%	ARS	36.25	5/31/2022	14,697,000	[b]	375,107
					3,755,246
Azerbaijan - .5%
Southern Gas Corridor, Govt. Gtd. Bonds		6.88	3/24/2026	500,000		537,859
Bahrain - .2%
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/2028	290,000		284,003
Brazil - .2%
Natura Cosmeticos, Sr. Unscd. Notes		5.38	2/1/2023	225,000	[d]	219,883
British Virgin - 1.2%
Sinopec Group Overseas Development 2018, Gtd. Notes		3.75	9/12/2023	675,000	[d]	667,199
State Grid Overseas Investment 2016, Gtd. Notes		3.50	5/4/2027	775,000		726,787
					1,393,986
Cayman Islands - .8%
Gran Tierra Energy International Holdings, Gtd. Notes		6.25	2/15/2025	200,000		192,000
Gran Tierra Energy International Holdings, Gtd. Notes		6.25	2/15/2025	320,000	[d]	307,200

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 28.4% (continued)
Cayman Islands - .8% (continued)
Sands China, Notes		5.13	8/8/2025	400,000	[d]	392,781
					891,981
Chile - .9%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes		5.50	11/2/2047	240,000		231,900
Chilean Government, Unscd. Bonds	CLP	4.50	3/1/2026	175,000,000		251,723
Enel Chile, Sr. Unscd. Notes		4.88	6/12/2028	520,000		516,620
					1,000,243
Colombia - 1.1%
Ecopetrol, Sr. Unscd. Notes		5.88	5/28/2045	520,000		496,990
Emgesa, Sr. Unscd. Notes	COP	8.75	1/25/2021	237,000,000		77,137
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	7.63	9/10/2024	230,000,000	[d]	68,384
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	8.38	11/8/2027	710,000,000	[d]	209,504
Transportadora de Gas Internacional, Sr. Unscd. Notes		5.55	11/1/2028	360,000	[d]	362,736
					1,214,751
Croatia - .5%
Croatian Government, Sr. Unscd. Notes		6.00	1/26/2024	500,000		539,894
Ecuador - .2%
Ecuadorian Government, Sr. Unscd. Notes		9.63	6/2/2027	250,000	[d]	230,625
Georgia - .7%
Bank of Georgia, Sr. Unscd. Bonds		6.00	7/26/2023	760,000		747,186
Hungary - .3%
Hungarian Government, Sr. Unscd. Notes		5.38	3/25/2024	360,000		382,464
Israel - 1.0%
Israel Chemicals, Sr. Unscd. Bonds		6.38	5/31/2038	680,000	[d]	676,430
Israel Electric, Sr. Scd. Notes		4.25	8/14/2028	450,000	[d]	427,801
					1,104,231
Ivory Coast - .5%
Ivory Coast Government, Sr. Unscd. Bonds		6.13	6/15/2033	375,000	[d]	326,097

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 28.4% (continued)
Ivory Coast - .5% (continued)
Ivory Coast Government, Sr. Unscd. Notes	EUR	5.25	3/22/2030	215,000	[d]	223,495
					549,592
Kazakhstan - .8%
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/2022	380,000		374,000
Development Bank of Kazakhstan, Sr. Unscd. Notes	KZT	8.95	5/4/2023	50,000,000	[d]	117,173
Kazmunaygas National, Sr. Unscd. Notes		4.75	4/24/2025	235,000	[d]	235,051
KazTransGas, Gtd. Notes		4.38	9/26/2027	200,000	[d]	189,326
					915,550
Luxembourg - 2.7%
Aegea Finance, Gtd. Notes		5.75	10/10/2024	235,000	[d]	227,363
Atento Luxco 1, Sr. Scd. Notes		6.13	8/10/2022	660,000	[d]	650,100
Cosan Luxembourg, Gtd. Notes		7.00	1/20/2027	270,000	[d]	270,810
Hidrovias International Finance, Gtd. Notes		5.95	1/24/2025	500,000	[d]	465,625
MHP Lux, Gtd. Notes		6.95	4/3/2026	490,000	[d]	453,799
Nexa Resources, Gtd. Notes		5.38	5/4/2027	380,000		370,504
Rumo Luxembourg, Gtd. Notes		7.38	2/9/2024	270,000	[d]	280,125
Rumo Luxembourg, Sr. Unscd. Notes		5.88	1/18/2025	400,000	[d]	381,254
					3,099,580
Malaysia - .5%
Malaysia Sovereign Sukuk, Unscd. Notes		3.04	4/22/2025	570,000		542,515
Mauritius - .4%
HTA Group, Gtd. Bonds		9.13	3/8/2022	500,000		511,875
Mexico - .7%
Axtel, Gtd. Notes		6.38	11/14/2024	560,000	[d]	537,600
Metalsa, Gtd. Notes		4.90	4/24/2023	260,000		248,108
					785,708
Morocco - .9%
Moroccan Government, Sr. Unscd. Notes		4.25	12/11/2022	375,000		373,918

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 28.4% (continued)
Morocco - .9% (continued)
OCP, Sr. Unscd. Notes		6.88	4/25/2044	610,000		638,990
					1,012,908
Netherlands - 3.1%
Equate Petrochemical, Gtd. Notes		3.00	3/3/2022	400,000		383,594
Equate Petrochemical, Gtd. Notes		4.25	11/3/2026	360,000		349,902
GTH Finance, Gtd. Notes		6.25	4/26/2020	360,000		365,450
Lukoil International Finance, Gtd. Notes		4.75	11/2/2026	550,000		540,918
Mdc-Gmtn, Gtd. Notes		4.50	11/7/2028	530,000	[d]	527,806
SABIC Capital II, Gtd. Bonds		4.00	10/10/2023	545,000	[d]	539,877
VTR Finance, Sr. Scd. Notes		6.88	1/15/2024	790,000		802,837
					3,510,384
Peru - .6%
Orazul Energy Egenor, Gtd. Notes		5.63	4/28/2027	720,000	[d]	657,367
Qatar - .9%
Qatari Government, Notes		4.50	4/23/2028	775,000	[d]	792,437
Ras Laffan Liquefied Natural Gas Co II, Sr. Scd. Bonds		5.30	9/30/2020	286,780		292,085
					1,084,522
Romania - .5%
Romanian Government, Sr. Unscd. Notes		4.38	8/22/2023	550,000		550,085
Russia - .7%
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/2028	585,000		8,117
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/2023	17,140,000		248,352
Russian Government, Unscd. Bonds, Ser. 6207	RUB	8.15	2/3/2027	34,000,000		507,362
					763,831
Senegal - .3%
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	320,000	[d]	339,150
Singapore - .5%
Indika Energy Capital III, Gtd. Notes		5.88	11/9/2024	655,000	[d]	587,424

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Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 28.4% (continued)
South Africa - .4%
South African Government, Bonds, Ser. 2048	ZAR	8.75	2/28/2048	6,900,000		402,658
South African Government, Bonds, Ser. R207	ZAR	7.25	1/15/2020	300,000		20,496
					423,154
South Korea - .7%
Shinhan Bank Co., Sr. Unscd. Notes		3.88	11/5/2023	750,000	[d]	745,665
Spain - .3%
AI Candelaria Spain, Sr. Scd. Notes		7.50	12/15/2028	340,000	[d]	336,192
Supranational - 1.1%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	650,000	[d]	651,272
West African Development Bank, Sr. Unscd. Notes		5.00	7/27/2027	575,000		548,550
					1,199,822
Turkey - .1%
Turkish Government, Bonds	TRY	10.60	2/11/2026	860,000		109,854
Turkish Government, Unscd. Bonds	TRY	11.00	2/24/2027	420,000		53,079
					162,933
United Arab Emirates - 1.2%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/2047	230,000	[d]	218,268
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Notes		3.65	11/2/2029	600,000		556,152
DP World, Sr. Unscd. Notes		6.85	7/2/2037	530,000		592,377
					1,366,797
United Kingdom - .2%
Tullow Oil, Sr. Unscd. Notes		7.00	3/1/2025	200,000	[d]	196,270
United States - .4%
SASOL Financing USA, Gtd. Notes		6.50	9/27/2028	420,000		425,874
Total Bonds and Notes (cost $37,520,192)				32,069,550
Description				Shares		Value ($)
Common Stocks - 62.7%
Brazil - 2.9%
Ambev, ADR				418,800	[e]	1,813,404
Estacio Participacoes				237,700		1,478,639
					3,292,043

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 62.7% (continued)
China - 20.4%
Alibaba Group Holding, ADR	26,700	[e] 3,798,876
ANTA Sports Products	559,000	2,291,096
China Construction Bank, Cl. H	2,381,000	1,882,954
China Shenhua Energy, Cl. H	653,000	1,474,211
PICC Property & Casualty, Cl. H	1,453,000	1,405,302
Ping An Insurance Group Company of China, Cl. H	328,000	3,104,180
Shanghai Pharmaceuticals Holding, Cl. H	825,300	1,827,545
Sunny Optical Technology Group	110,700	968,746
TAL Education Group, ADR	49,158	[e] 1,424,599
Tencent Holdings	143,100	4,850,382
		23,027,891
Hong Kong - 1.2%
Galaxy Entertainment Group	263,000	1,414,078
India - 7.6%
ICICI Bank, ADR	340,232	3,228,802
Infosys, ADR	312,900	2,963,163
Larsen & Toubro, GDR	136,400	[d] 2,393,384
		8,585,349
Indonesia - 3.2%
Bank Rakyat Indonesia Persero	8,607,100	1,786,882
Telekomunikasi Indonesia Persero	7,169,800	1,812,473
		3,599,355
Mexico - 4.2%
Arca Continental	169,900	853,128
Grupo Aeroportuario del Centro Norte	239,100	1,252,279
Grupo Financiero Banorte, Cl. O	170,100	937,787
Wal-Mart de Mexico	652,900	1,669,434
		4,712,628
Philippines - .6%
Puregold Price Club	954,230	723,101
Russia - 1.8%
Sberbank of Russia, ADR	172,705	2,018,921
South Africa - 2.7%
Clicks Group	236,862	3,018,584
South Korea - 7.2%
GS Engineering & Construction	40,795	1,489,099
Hyundai Heavy Industries	18,485	[e] 2,032,231
KB Financial Group	63,063	2,623,984
Korea Investment Holdings	16,136	844,738
POSCO	5,382	1,214,170
		8,204,222

14

Description				Shares		Value ($)
Common Stocks - 62.7% (continued)
Taiwan - 6.5%
Chailease Holding				925,440		2,655,922
Taiwan Semiconductor Manufacturing				630,000		4,680,670
					7,336,592
Thailand - .9%
Thai Beverage				2,273,000		1,027,901
Turkey - .9%
Tofas Turk Otomobil Fabrikasi				260,786		983,668
United Arab Emirates - .9%
Abu Dhabi Commercial Bank				485,375		1,072,237
United States - 1.7%
Cognizant Technology Solutions, Cl. A				27,600		1,905,228
Total Common Stocks (cost $69,910,701)				70,921,798
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)	a
Options Purchased - .0%
Put Options - .0%
Chilean Peso, Contracts 1,210,000 J.P. Morgan Securities		660.00	1/17/2019	1,210,000		6,212
Chilean Peso, Contracts 1,100,000 Citigroup		655.00	12/21/2018	1,100,000		2,210
Euro, Contracts 2,030,000 J.P. Morgan Securities	EUR	1.16	11/27/2018	2,030,000		46,621
Indian Rupee, Contracts 2,300,000 Barclays Capital		71.70	12/13/2018	2,300,000		1,318
Total Options Purchased (cost $80,018)				56,361
	Preferred Dividend Yield (%)			Shares
Preferred Stocks - 2.6%
Brazil - 2.6%
Banco do Estado do Rio Grande do Sul, Cl. B		5.73		204,400		1,075,963
Cia Brasileira de Distribuicao		1.78		88,200		1,844,817
Total Preferred Stocks (cost $2,929,408)				2,920,780
	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)	a
Short-Term Investments - .9%
U.S. Government Securities
U. S. Treasury Bills (cost $991,325)		2.15	1/3/2019	995,000	[f,g]	991,143

15

STATEMENT OF INVESTMENTS (continued)

Description	7-Day Yield (%)	Shares	Value ($)
Investment Companies - 6.0%
Registered Investment Companies - 6.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,835,307)	2.21	6,835,307	[h] 6,835,307
Total Investments (cost $118,266,951)		100.6%	113,794,939
Liabilities, Less Cash and Receivables		(0.6%)	(690,042)
Net Assets		100.0%	113,104,897

ADR—American Depository Receipt

ARLLMONP—Argentina Blended Historical Policy Rate

BADLAR—Buenos Aires Interbank Offer Rate

GDR—Global Depository Receipt

ARS—Argentine Peso

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

EUR—Euro

HKD—Hong Kong Dollar

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

RUB—Russian Ruble

TRY—Turkish Lira

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $16,547,136 or 14.63% of net assets.

e Non-income producing security.

f Held by a counterparty for open exchange traded derivative contracts.

g Security is a discount security. Income is recognized through the accretion of discount.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

16

Portfolio Summary (Unaudited) †	Value (%)
Banks	21.8
Information Technology	10.1
Foreign/Governmental	8.9
Industrials	7.7
Energy	6.1
Registered Investment Companies	6.0
Consumer Staples	4.5
Consumer Discretionary	4.5
Commercial & Professional Services	3.7
Internet Software & Services	3.4
Telecommunication Services	2.9
Chemicals	2.7
Technology Hardware & Equipment	2.6
Utilities	2.6
Retailing	2.1
Food Products	1.6
Health Care	1.6
Beverage Products	1.6
Metals & Mining	1.4
Transportation	1.0
Municipal Bonds	.9
U. S. Treasury Bills	.9
Media	.7
Diversified Financials	.5
Agriculture	.4
Automobiles & Components	.2
Forest Products & Other	.2
Options Purchased	.0
100.6

† Based on net assets.

See notes to financial statements.

17

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,170,429	72,042,984	67,378,106	6,835,307	6.0	64,437

See notes to financial statements.

18

STATEMENT OF FUTURES

October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
Euro-Bobl	2	12/18	297,273[a]	297,751	(478)
Euro-Bond	2	12/18	361,676[a]	363,037	(1,361)
Gross Unrealized Depreciation				(1,839)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

19

STATEMENT OF OPTIONS WRITTEN
October 31, 2018

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Chilean Peso Contracts 1,210,000, J.P. Morgan Securities	690	1/17/19	1,210,000	(32,437)
Chilean Peso Contracts 1,100,000, Citigroup	690	12/21/18	1,100,000	(25,034)
Total Options Written (premiums received $30,441)				(57,471)

See notes to financial statements.

20

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
United States Dollar	668,384	Turkish Lira	4,670,000	12/7/18	(147,906)
United States Dollar	3,379,412	Philippine Peso	182,860,000	12/7/18	(29,970)
Taiwan Dollar	101,015,000	United States Dollar	3,312,185	12/7/18	(38,869)
United States Dollar	771,425	Taiwan Dollar	23,570,000	12/7/18	7,657
Indonesian Rupiah	27,164,880,000	United States Dollar	1,748,343	12/7/18	29,874
United States Dollar	864,607	Hungarian Forint	243,750,000	12/7/18	11,880
Malaysian Ringgit	2,600,000	United States Dollar	627,564	12/7/18	(6,683)
United States Dollar	631,651	Malaysian Ringgit	2,600,000	12/7/18	10,770
Malaysian Ringgit	8,610,000	United States Dollar	2,064,253	12/7/18	(8,180)
Czech Koruna	58,800,000	Euro	2,274,033	12/7/18	(10,416)
Mexican Peso	10,039,108	United States Dollar	515,461	12/7/18	(24,295)
United States Dollar	4,879,787	Mexican Peso	95,665,000	12/7/18	199,355
South Korean Won	8,619,750,000	United States Dollar	7,780,471	12/7/18	(208,370)
United States Dollar	2,674,028	South Korean Won	2,987,440,000	12/7/18	49,683
United States Dollar	1,445,222	Peruvian Nuevo Sol	4,790,000	11/27/18	26,011
Russian Ruble	274,585,000	United States Dollar	3,939,244	12/7/18	209,411
Indian Rupee	303,650,000	United States Dollar	4,235,598	12/7/18	(147,785)
Citigroup
United States Dollar	834,501	Brazilian Real	3,425,000	12/4/18	(82,810)
Czech Koruna	5,500,000	United States Dollar	248,877	12/7/18	(8,166)
United States Dollar	426,274	Peruvian Nuevo Sol	1,418,000	11/27/18	6,140
Taiwan Dollar	43,000,000	United States Dollar	1,412,174	12/7/18	(18,791)
Mexican Peso	13,600,000	United States Dollar	696,204	12/7/18	(30,821)
Brazilian Real	7,660,000	United States Dollar	1,890,424	12/4/18	161,138

21

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC
Mexican Peso	7,975,000	United States Dollar	408,355	12/7/18	(18,176)
United States Dollar	903,281	Hong Kong Dollar	7,060,000	4/10/19	163
United States Dollar	542,093	Mexican Peso	10,370,000	12/7/18	34,738
J.P. Morgan Securities
Euro	8,365,000	United States Dollar	9,539,822	11/30/18	(42,536)
United States Dollar	1,764,616	Argentine Peso	57,650,000	11/23/18	205,384
Polish Zloty	5,600,000	United States Dollar	1,507,524	12/7/18	(46,771)
Singapore Dollar	3,170,000	United States Dollar	2,307,922	12/7/18	(17,594)
Taiwan Dollar	22,040,000	United States Dollar	720,379	12/7/18	(6,189)
Brazilian Real	9,420,000	United States Dollar	2,578,702	12/4/18	(55,763)
United States Dollar	1,216,256	Hungarian Forint	342,960,000	12/7/18	16,456
Hong Kong Dollar	10,700,000	United States Dollar	1,368,504	4/10/19	245
United States Dollar	1,164,398	Chinese Yuan Renminbi	8,000,000	12/7/18	17,391
Colombian Peso	7,423,895,000	United States Dollar	2,383,694	12/7/18	(81,649)
United States Dollar	2,782,783	Romanian Leu	11,120,000	12/7/18	84,369
South African Rand	35,895,000	United States Dollar	2,295,708	12/7/18	126,166
Russian Ruble	2,010,000	United States Dollar	30,332	12/7/18	37
Hong Kong Dollar	15,850,000	United States Dollar	2,026,253	4/10/19	1,286
United States Dollar	6,496,571	Hong Kong Dollar	50,750,000	4/10/19	4,609
Thai Baht	59,000,000	United States Dollar	1,802,792	12/7/18	(21,158)
Chilean Peso	645,390,000	United States Dollar	933,724	12/7/18	(5,977)
Hong Kong Dollar	32,550,000	United States Dollar	4,150,118	4/10/19	13,692
United States Dollar	4,160,140	Hong Kong Dollar	32,550,000	4/10/19	(3,670)
Merrill Lynch, Pierce, Fenner & Smith
Mexican Peso	4,425,000	United States Dollar	227,631	12/7/18	(11,137)

22

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS Securities
Czech Koruna	100,070,000	Euro	3,869,309	12/7/18	(16,818)
United States Dollar	313,896	Malaysian Ringgit	1,300,000	12/7/18	3,455
Gross Unrealized Appreciation					1,219,910
Gross Unrealized Depreciation					(1,090,500)

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	111,431,644	106,959,632
Affiliated issuers	6,835,307	6,835,307
Cash		77,370
Cash denominated in foreign currency	401,125	400,481
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,219,910
Dividends and interest receivable		657,118
Receivable for shares of Common Stock subscribed		69,965
Receivable for futures variation margin—Note 4		589
Cash collateral held by broker—Note 4		120
Prepaid expenses		15,045
		116,235,537
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		124,559
Payable for investment securities purchased		1,731,967
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,090,500
Outstanding options written, at value (premiums received $30,441)—Note 4		57,471
Payable for shares of Common Stock redeemed		23,898
Unrealized depreciation on foreign currency transactions		23,316
Directors fees and expenses payable		3,068
Accrued expenses and other liabilities		75,861
		3,130,640
Net Assets ($)		113,104,897
Composition of Net Assets ($):
Paid-in capital		106,893,068
Total distributable earnings (loss)		6,211,829
Net Assets ($)		113,104,897

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,774,831	804,517	108,677,011	1,848,538
Shares Outstanding	147,474	68,364	8,968,229	152,456
Net Asset Value Per Share ($)	12.03	11.77	12.12	12.13

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Interest (net of $4,535 foreign taxes withheld at source)	3,322,246
Dividends (net of $209,536 foreign taxes withheld at source):
Unaffiliated issuers	1,785,488
Affiliated issuers	64,437
Total Income	5,172,171
Expenses:
Management fee—Note 3(a)	1,195,972
Professional fees	128,555
Custodian fees—Note 3(c)	72,622
Registration fees	62,313
Shareholder servicing costs—Note 3(c)	28,624
Directors’ fees and expenses—Note 3(d)	8,930
Prospectus and shareholders’ reports	6,636
Distribution fees—Note 3(b)	6,418
Loan commitment fees—Note 2	2,335
Miscellaneous	58,780
Total Expenses	1,571,185
Less—reduction in expenses due to undertaking—Note 3(a)	(11,192)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,260)
Net Expenses	1,558,733
Investment Income—Net	3,613,438
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,080,886
Net realized gain (loss) on options transactions	(131,166)
Net realized gain (loss) on futures	(17,972)
Net realized gain (loss) on forward foreign currency exchange contracts	(673,357)
Net Realized Gain (Loss)	7,258,391
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(29,498,955)
Net unrealized appreciation (depreciation) on options transactions	(47,093)
Net unrealized appreciation (depreciation) on futures	(1,839)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	13,470
Net Unrealized Appreciation (Depreciation)	(29,534,417)
Net Realized and Unrealized Gain (Loss) on Investments	(22,276,026)
Net (Decrease) in Net Assets Resulting from Operations	(18,662,588)

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income—net	3,613,438	1,996,058
Net realized gain (loss) on investments	7,258,391	10,871,233
Net unrealized appreciation (depreciation) on investments	(29,534,417)	16,768,193
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,662,588)	29,635,484
Distributions ($):
Distributions to shareholders:
Class A	(63,977)	(18,734)
Class C	(18,423)	(4,434)
Class I	(3,441,924)	(1,633,825)
Class Y	(96,537)	(22,811)
Total Distributions	(3,620,861)	(1,679,804)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,445,223	681,914
Class C	253,510	26,603
Class I	23,988,362	12,118,649
Class Y	3,702,915	1,498,875
Distributions reinvested:
Class A	46,837	12,366
Class C	5,523	1,434
Class I	99,613	49,084
Class Y	80,225	18,891
Cost of shares redeemed:
Class A	(1,822,043)	(416,423)
Class C	(115,793)	(28,025)
Class I	(5,303,796)	(27,470,441)
Class Y	(3,447,364)	(1,408,029)
Increase (Decrease) in Net Assets from Capital Stock Transactions	19,933,212	(14,915,102)
Total Increase (Decrease) in Net Assets	(2,350,237)	13,040,578
Net Assets ($):
Beginning of Period	115,455,134	102,414,556
End of Period	113,104,897	115,455,134

26

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	165,729	55,979
Shares issued for distributions reinvested	3,160	1,153
Shares redeemed	(135,210)	(32,409)
Net Increase (Decrease) in Shares Outstanding	33,679	24,723
Class Cb
Shares sold	19,071	2,251
Shares issued for distributions reinvested	379	136
Shares redeemed	(8,758)	(2,423)
Net Increase (Decrease) in Shares Outstanding	10,692	(36)
Class I
Shares sold	1,736,845	964,144
Shares issued for distributions reinvested	6,694	4,562
Shares redeemed	(374,212)	(2,032,547)
Net Increase (Decrease) in Shares Outstanding	1,369,327	(1,063,841)
Class Y
Shares sold	244,138	121,641
Shares issued for distributions reinvested	5,384	1,754
Shares redeemed	(227,269)	(118,655)
Net Increase (Decrease) in Shares Outstanding	22,253	4,740

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $1,495,694 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 627 Class C shares representing $9,833 were automatically converted to 662 Class A shares.
See notes to financial statements.

27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.53	11.41	10.27	12.13	12.22
Investment Operations:
Investment income—net[a]	.41	.18	.17	.19	.21
Net realized and unrealized gain (loss) on investments	(2.48)	3.10	.97	(1.84)	(.13)
Total from Investment Operations	(2.07)	3.28	1.14	(1.65)	.08
Distributions:
Dividends from investment income—net	(.22)	(.16)	-	(.19)	(.17)
Dividends from net realized gains on investment—net	(.21)	-	-	-	-
Tax return of capital	-	-	-	(.02)	-
Total Distributions	(.43)	(.16)	-	(.21)	(.17)
Net asset value, end of period	12.03	14.53	11.41	10.27	12.13
Total Return (%)[b]	(14.81)	29.23	11.10	(13.76)	.71
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.70	1.61	1.69	1.72	1.71
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of net investment income to average net assets	2.79	1.44	1.60	1.71	1.80
Portfolio Turnover Rate	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	1,775	1,654	1,016	916	1,294

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

28

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.22	11.16	10.13	11.96	12.07
Investment Operations:
Investment income—net[a]	.27	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments	(2.40)	3.05	.94	(1.81)	(.14)
Total from Investment Operations	(2.13)	3.13	1.03	(1.71)	(.02)
Distributions:
Dividends from investment income—net	(.11)	(.08)	-	(.10)	(.09)
Dividends from net realized gains on investment—net	(.21)	-	-	-	-
Tax return of capital	-	-	-	(.02)	-
Total Distributions	(.32)	(.08)	-	(.12)	(.09)
Net asset value, end of period	11.77	14.22	11.16	10.13	11.96
Total Return (%)[b]	(15.40)	28.32	10.17	(14.36)	(.03)
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	2.41	2.34	2.41	2.46	2.44
Ratio of net expenses to average net assets	2.35	2.34	2.35	2.35	2.35
Ratio of net investment income to average net assets	1.95	.72	.85	.96	1.04
Portfolio Turnover Rate	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	805	820	644	669	823

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.62	11.46	10.29	12.16	12.25
Investment Operations:
Investment income—net[a]	.43	.23	.20	.21	.24
Net realized and unrealized gain (loss) on investments	(2.47)	3.11	.97	(1.84)	(.13)
Total from Investment Operations	(2.04)	3.34	1.17	(1.63)	.11
Distributions:
Dividends from investment income—net	(.25)	(.18)	-	(.21)	(.20)
Dividends from net realized gains on investment—net	(.21)	-	-	-	-
Tax return of capital	-	-	-	(.03)	-
Total Distributions	(.46)	(.18)	-	(.24)	(.20)
Net asset value, end of period	12.12	14.62	11.46	10.29	12.16
Total Return (%)	(14.53)	29.76	11.37	(13.54)	.97
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.27	1.32	1.36	1.35
Ratio of net expenses to average net assets	1.29	1.27	1.29	1.35	1.35
Ratio of net investment income to average net assets	3.04	1.81	1.91	1.96	2.04
Portfolio Turnover Rate	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period ($ x 1,000)	108,677	111,076	99,315	68,147	81,636

a Based on average shares outstanding.

See notes to financial statements.

30

		Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	14.63	11.47	10.29	12.16	12.25
Investment Operations:
Investment income—net[a]	.45	.22	.20	.24	.28
Net realized and unrealized gain (loss) on investments	(2.49)	3.12	.98	(1.87)	(.16)
Total from Investment Operations	(2.04)	3.34	1.18	(1.63)	.12
Distributions:
Dividends from investment income—net	(.25)	(.18)	-	(.22)	(.21)
Dividends from net realized gains on investment—net	(.21)	-	-	-	-
Tax return of capital	-	-	-	(.02)	-
Total Distributions	(.46)	(.18)	-	(.24)	(.21)
Net asset value, end of period	12.13	14.63	11.47	10.29	12.16
Total Return (%)	(14.51)	29.70	11.47	(13.53)	.95
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.28	1.32	1.38	1.35
Ratio of net expenses to average net assets	1.28	1.28	1.30	1.30	1.33
Ratio of net investment income to average net assets	2.92	1.77	1.90	2.10	2.26
Portfolio Turnover Rate	68.70	71.57	79.54	125.89	97.47
Net Assets, end of period($ x 1,000)	1,849	1,905	1,439	1,052	653

a Based on average shares outstanding.

See notes to financial statements.

31

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A shares, 40,000 Class C shares and 463,798 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

32

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency

33

NOTES TO FINANCIAL STATEMENTS (continued)

exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

34

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	20,928,158	-	20,928,158
Equity Securities – Common Stocks	25,737,645	45,184,153††	-	70,921,798
Equity Securities – Preferred Stocks	2,920,780	-	-	2,920,780
Foreign Government	-	10,072,152	-	10,072,152
Investment Company	6,835,307	-	-	6,835,307
Municipal Bonds	-	1,069,240	-	1,069,240
U.S. Treasury	-	991,143	-	991,143

35

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts	-	1,219,910	-	1,219,910
Options Purchased	-	56,361	-	56,361
Liabilities ($)
Other Financial Instruments:
Futures†	(1,839)	-	-	(1,839)
Forward Foreign Currency Exchange Contracts†	-	(1,090,500)	-	(1,090,500)
Options Written	-	(57,471)	-	(57,471)

† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities..

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

At October 31, 2018, the amount of securities transferred between levels equals fair value of exchange traded foreign equity securities reported as Level 2 in the table above. At October 31, 2017, there was no transfer between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

36

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,630,614, undistributed capital gains $7,902,282 and unrealized depreciation $4,321,067.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $1,947,789 and $1,679,804 and long-term capital gains $1,673,072 and $0, respectively.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

38

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $11,192 during the period ended October 31, 2018.

During the period ended October 31, 2018, the Distributor retained $410 from commissions earned on sales of the fund’s Class A shares and $63 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $6,418 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $6,149 and $2,139, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $4,083 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $72,622 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,260.

During the period ended October 31, 2018, the fund was charged $15,357 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $96,729, Distribution Plan fees $478, Shareholder Services Plan fees $548, custodian fees $30,000, Chief Compliance Officer fees $5,031 and transfer agency fees $920, which are offset against an expense reimbursement currently in effect in the amount $9,147.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2018, redemption fees charged and retained by the fund amounted to $11,489.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2018, amounted to $92,218,693 and $78,434,567, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements

40

or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a

41

NOTES TO FINANCIAL STATEMENTS (continued)

gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2018 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the

42

contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(1,839)	[1]
Foreign exchange risk	1,276,271	[2,3]	Foreign exchange risk	(1,147,971)	[3,4]
Gross fair value of derivative contracts	1,276,271			(1,149,810)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[4]			Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(17,972)		-		-		(17,972)
Foreign exchange	-		(131,166)		(673,357)		(804,523)
Total	(17,972)		(131,166)		(673,357)		(822,495)

43

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(1,839)		-		-		(1,839)
Foreign exchange	-		(47,093)		13,470		(33,623)
Total	(1,839)		(47,093)		13,470		(35,462)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net unrealized appreciation (depreciation) on futures.
[5] Net unrealized appreciation (depreciation) on options transactions.
[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(1,839)
Options	56,361	(57,471)
Forward contracts	1,219,910	(1,090,500)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,276,271	(1,149,810)
Derivatives not subject to
Master Agreements	-	1,839
Total gross amount of assets
and liabilities subject to
Master Agreements	1,276,271	(1,147,971)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:†

44

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital	545,959		(545,959)	-		-
Citigroup	169,488		(165,622)	-		3,866
HSBC	34,901		(18,176)	-		16,725
J.P. Morgan Securities	522,468		(313,744)	(160,000)		48,724
UBS Securities	3,455		(3,455)	-		-
Total	1,276,271		(1,046,956)	(160,000)		69,315

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital	(622,474)		545,959	80,602		4,087
Citigroup	(165,622)		165,622	-		-
HSBC	(18,176)		18,176	-		-
J.P. Morgan Securities	(313,744)		313,744	-		-
Merrill Lynch, Pierce, Fenner & Smith	(11,137)		-	-		(11,137)
UBS Securities	(16,818)		3,455	-		(13,363)
Total	(1,147,971)		1,046,956	80,602		(20,413)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Interest rate futures	452,136
Foreign currency options contracts	72,616
Forward contracts	88,294,024

At October 31, 2018, the cost of investments for federal income tax purposes was $118,331,223; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $4,343,766, consisting of $8,559,927 gross unrealized appreciation and $12,903,693 gross unrealized depreciation.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Total Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Total Emerging Markets Fund (the “Fund”) (one of the funds constituting Advantage Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written and forward foreign currency exchange contracts, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Advantage Funds, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

46

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2018:

- the total amount of taxes paid to foreign countries was $212,774

- the total amount of income sourced from foreign countries was $3,981,819.

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2018 calendar year with Form 1099-DIV which will be mailed in early 2019.

For the fiscal year ended October 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $196,667 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $.2125 per share as a long-term capital gain distribution paid on December 28, 2018.

47

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

48

Ehud Houminer (78)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

50

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

51

NOTES

52

NOTES

53

For More Information

Dreyfus Total Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMAX Class C: DTMCX Class I: DTEIX Class Y: DTMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6301AR1018

Dynamic Total Return Fund

ANNUAL REPORT October 31, 2018

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dynamic Total Return Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dynamic Total Return Fund, covering the 12-month period from November 1, 2017 through October 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Markets began the reporting period on solid footing as major global economies experienced above-trend growth across the board. In the United States, the Federal Reserve continued to move away from its accommodative monetary policy while other major central banks also began to consider monetary tightening. In the equity markets, both U.S. and non-U.S. markets enjoyed an upward trend, though investor concerns about volatility and inflation later began to weigh on returns. Interest rates rose across the curve, putting pressure on bond prices.

Later in the reporting period, global growth trends began to diverge. While a strong economic performance continued to bolster U.S. equity markets, slower growth and political concerns pressured markets in the Eurozone. Emerging markets also came under pressure as weakness in their currencies added to investors’ uneasiness. Fixed income markets continued to struggle as interest rates rose; the yield on the benchmark 10-year Treasury bond surged late in the reporting period, but growing investor concerns about global growth helped keep it from rising further.

Despite continuing doubts regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that the U.S. economy will remain strong in the near term. However, we will stay attentive to signs that signal potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
November 15, 2018

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2017 through October 31, 2018, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich, and Sinead Colton, of BNY Mellon Asset Management North America Corporation, Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2018, Dynamic Total Return Fund’s Class A shares produced a total return of -4.63%, Class C shares returned -5.30%, Class I shares returned
-4.33% and Class Y shares returned -4.27%.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”) returned 1.67%, 1.16%, and -0.02%, respectively.2,3,4,5

Market volatility re-emerged in 2018, largely driven by the normalization of U.S. monetary policy and contentious trade negotiations between the U.S. and China. Cash earned a higher return than global stocks, while global bond returns were negative over the reporting period. The fund lagged its benchmark indices due to overweight positions in several international equity markets and the underperformance of U.S. Treasury bonds relative to German bunds.

On July 31, 2018, the Citi Three-Month U.S. Treasury Bill Index and the Citi World Government Bond Index were renamed the FTSE Three-Month U.S. Treasury Bill Index and the FTSE World Government Bond Index, respectively.

The Fund’s Investment Approach

The fund seeks total return. To pursue this goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency, and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed- and, to a limited extent, emerging-market issuers.

The fund seeks to achieve investment exposure to global equity, bond, currency, and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and will normally use economic leverage as part of its investment strategy. The fund may also invest in fixed-income securities, such as bonds, notes (including structured notes), and money market instruments, as well as foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. Active investment decisions to dynamically shift between long or short positions in individual country, equity, bond, currency and commodity markets, as well as allocations to cash, are driven by this systematic investment process and seek to capitalize on opportunities within and among the capital markets of the world. The fund’s portfolio managers have considerable latitude in allocating the fund’s assets and in selecting derivative instruments and securities to implement the fund’s investment approach.

The portfolio managers update, monitor, and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and hold overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and term structure, hedging, and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

Monetary Policy Normalization Offsets Uptick in U.S.-Led Global Growth

After one of its most subdued levels ever recorded, market volatility re-emerged in 2018, largely driven by the normalization of U.S. monetary policy and contentious trade negotiations between the U.S. and China. The first bout of volatility occurred in late January, and a second occurred as the reporting period came to a close.

Fiscal stimulus, led by tax cuts in the U.S., fostered increased expectations of higher growth and corporate profits. The fiscal stimulus, combined with a robust labor market, continued to lead the U.S. Federal Reserve (the “Fed”) toward policy normalization. The Fed hiked short-term interest rates four times in quarter-point increments over the reporting period, bringing the range of the federal funds rate to 2.00%-2.25%. Additional hikes are anticipated in late 2018 and throughout 2019.

While trade negotiations have progressed among North American countries, the trade and tariff tensions between the U.S. and China continued to build during the reporting period. This, and the fear of rising U.S. interest rates, led to a significant increase in volatility across global stock and bond markets, especially emerging-market equities and bonds that are sensitive to a strengthening U.S. dollar.

U.S. stocks outperformed international stocks, with emerging-market equities falling the hardest. Conversely, U.S. bonds fared worse than their international peers in Germany, Japan, and the U.K. Commodities were broadly lower over the reporting period, with the exception of crude oil, which benefited from an expectation of better global growth.

Lagging Non-U.S. Equities and U.S. Government Bonds Detracted from Performance

The fund’s performance was hindered largely by an overweight to global stocks, particularly outside the U.S. market. Overseas equity markets generally lagged the U.S. market, especially in emerging-market countries. Fortunately, the fund has maintained a minimal allocation to emerging-market equities and thus avoided exposure to the markets that experienced the largest declines. The relative underperformance of the fund’s international equity allocation was broadly spread across the U.K., German, Italian, Canadian, and Swiss markets.

Also contributing to the fund’s negative total return over the reporting period was a preference for U.S. government bonds, especially relative to U.K., German and Japanese counterparts. U.S. bonds declined in reaction to improving domestic economic growth and the normalization of U.S. monetary policy, while the European and Japanese central banks extended their bond-buying programs due to the continuation of sluggish economic growth and weak inflation. In the currency market, the two largest detractors from the fund’s performance were a long position in the Canadian dollar and a short position in the New Zealand dollar.

The largest positive contributor to the fund’s return over the reporting period was active currency selection. Long allocations to the U.S. dollar and the Swiss franc, combined with short positions in the euro and the Swedish krona, added to the fund’s performance. The fund also had small positive contributions from active positioning in the commodity markets and a small allocation to high yield bonds.

Cautiously Optimistic as Policy Risks Grow

We currently expect modest global economic growth and mildly higher inflation as more central banks begin tightening monetary policy. However, the cumulative impact of eight U.S. rate hikes over the last two-and-a-half years, and expectations that other central banks will begin hiking rates, have raised the probability of a policy error that could derail economic growth.

4

In this environment, we believe global growth over the next 12 months will be strong enough to sustain the positive trends in corporate profitability. Moreover, given the notable drop in equity markets at the end of the reporting period, the fund is maintaining a healthy allocation to global stocks. Approximately two-thirds of the stock allocation is concentrated in foreign markets, such as the U.K., Japan and Canada. But not every stock market is attractive, and thus the fund has short positions in the Australian and Swiss equity markets. We continue to strongly favor U.S. government bonds, especially relative to international counterparts, as the interest-rate differentials between the U.S. and overseas markets are at or near historic highs. The fund is also maintaining short positions in Japanese and German government bonds. Lastly, given our belief that global inflationary pressures are contained, we maintain only small allocations to real assets, such as commodities and inflation-protected bonds.

November 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2019, at which time it may be extended, terminated, or modified.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper, Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of $10,000 investment in Dynamic Total Return Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index (the “Hybrid Index”)

†  Source: FactSet

††  Source: Lipper Inc.

†††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dynamic Total Return Fund on 10/31/08 to a $10,000 investment made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The FTSE World Government Bond Index (the "WGB Index") measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/18
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	-10.09%	1.11%	6.31%
without sales charge	5/2/06	-4.63%	2.32%	6.95%
Class C shares
with applicable redemption charge †	5/2/06	-6.19%	1.57%	6.15%
without redemption	5/2/06	-5.30%	1.57%	6.15%
Class I shares	5/2/06	-4.33%	2.61%	7.29%
Class Y shares	7/1/13	-4.27%	2.62%	7.26%††
MSCI World Index		1.16%	6.81%	10.02%
FTSE Three-Month U.S. Treasury Bill Index		1.67%	0.53%	0.33%
Hybrid Index		-0.02%	4.09%	7.11%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dynamic Total Return Fund from May 1, 2018 to October 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.18	$10.90	$5.94	$5.69
Ending value (after expenses)	$978.60	$975.50	$980.40	$980.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.32	$11.12	$6.06	$5.80
Ending value (after expenses)	$1,017.95	$1,014.17	$1,019.21	$1,019.46

† Expenses are equal to the fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C, 1.19% for Class I and 1.14% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

CONSOLIDATED STATEMENT OF INVESTMENTS
October 31, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0%
Advertising - .0%
Lamar Media, Gtd. Notes	5.00	5/1/2023	75,000		75,234
Lamar Media, Gtd. Notes	5.38	1/15/2024	75,000		75,469
Outfront Media Capital, Gtd. Notes	5.25	2/15/2022	25,000		25,274
Outfront Media Capital, Gtd. Notes	5.63	2/15/2024	75,000		75,375
				251,352
Aerospace & Defense - .1%
Arconic, Sr. Unscd. Notes	5.13	10/1/2024	225,000		221,484
Arconic, Sr. Unscd. Notes	5.95	2/1/2037	100,000		96,937
Bombardier, Sr. Unscd. Notes	6.13	1/15/2023	75,000	[b]	74,437
Bombardier, Sr. Unscd. Notes	7.75	3/15/2020	50,000	[b]	52,063
Bombardier, Sr. Unscd. Notes	8.75	12/1/2021	250,000	[b]	270,000
KLX, Gtd. Notes	5.88	12/1/2022	75,000	[b]	77,437
TransDigm, Gtd. Notes	6.00	7/15/2022	125,000		125,937
TransDigm, Gtd. Notes	6.38	6/15/2026	175,000		171,937
TransDigm, Gtd. Notes	6.50	7/15/2024	75,000		76,000
Triumph Group, Gtd. Notes	4.88	4/1/2021	100,000		94,690
				1,260,922
Agriculture - .0%
Pyxus International, Scd. Notes	9.88	7/15/2021	100,000		96,250
Vector Group, Sr. Scd. Notes	6.13	2/1/2025	75,000	[b]	68,625
				164,875
Airlines - .0%
Air Canada, Gtd. Notes	7.75	4/15/2021	50,000	[b]	53,745
American Airlines Group, Gtd. Notes	4.63	3/1/2020	25,000	[b]	25,094
UAL 2007-1 Pass Through Trust, Ser. 2007-1, Cl. A	6.64	1/2/2024	59,108		61,989

9

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Airlines - .0% (continued)
Virgin Australia Holdings, Gtd. Notes	7.88	10/15/2021	50,000	[b]	49,500
				190,328
Automobiles & Components - .1%
Adient Global Holdings, Gtd. Notes	4.88	8/15/2026	75,000	[b]	64,688
Allison Transmission, Sr. Unscd. Bonds	5.00	10/1/2024	75,000	[b]	72,984
American Axle & Manufacturing, Gtd. Notes	6.50	4/1/2027	100,000		95,500
American Axle & Manufacturing, Gtd. Notes	6.63	10/15/2022	24,000		24,390
Aston Martin Capital Holding, Sr. Scd. Notes	6.50	4/15/2022	50,000	[b]	49,250
BCD Acquisition, Sr. Scd. Notes	9.63	9/15/2023	75,000	[b]	79,500
Cooper-Standard Automotive, Gtd. Notes	5.63	11/15/2026	50,000	[b]	47,500
Dana Financing Luxembourg, Gtd. Notes	5.75	4/15/2025	50,000	[b]	48,000
Dana Holding, Sr. Unscd. Notes	5.50	12/15/2024	100,000		96,850
Fiat Chrysler Automobiles, Sr. Unscd. Notes	4.50	4/15/2020	125,000		125,781
Fiat Chrysler Automobiles, Sr. Unscd. Notes	5.25	4/15/2023	75,000		74,812
Goodyear Tire & Rubber, Gtd. Bonds	5.13	11/15/2023	75,000		73,763
Goodyear Tire & Rubber, Gtd. Notes	4.88	3/15/2027	25,000		22,438
Goodyear Tire & Rubber, Gtd. Notes	5.00	5/31/2026	75,000		68,344
IHO Verwaltungs GmbH, Sr. Scd. Bonds	4.13	9/15/2021	50,000	[b]	48,625
Jaguar Land Rover Automotive, Gtd. Notes	4.25	11/15/2019	75,000	[b]	74,906
Jaguar Land Rover Automotive, Gtd. Notes	5.63	2/1/2023	75,000	[b]	71,719
Tenneco, Gtd. Notes	5.00	7/15/2026	50,000		41,750
Tesla, Gtd. Notes	5.30	8/15/2025	100,000	[b]	89,250
				1,270,050
Banks - .1%
Barclays, Sub. Notes	4.84	5/9/2028	200,000		184,866

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Banks - .1% (continued)
CIT Group, Sr. Unscd. Notes	5.00	8/1/2023	75,000		75,375
CIT Group, Sr. Unscd. Notes	5.00	8/15/2022	65,000		65,650
CIT Group, Sr. Unscd. Notes	5.38	5/15/2020	17,000		17,500
CIT Group, Sub. Notes	6.13	3/9/2028	50,000		52,000
CIT Group , Sr. Unscd. Notes	4.13	3/9/2021	30,000		30,000
Deutsche Bank, Sub. Notes	4.30	5/24/2028	75,000		67,682
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/2031	130,000	[b]	161,857
Intesa Sanpaolo, Sub. Notes	5.71	1/15/2026	75,000	[b]	66,688
				721,618
Building Materials - .1%
Builders Firstsource, Sr. Scd. Notes	5.63	9/1/2024	75,000	[b]	70,219
Building Materials Corp of America, Sr. Unscd. Notes	6.00	10/15/2025	75,000	[b]	74,062
CIMPOR Financial Operations, Gtd. Notes	5.75	7/17/2024	75,000	[b]	61,350
Griffon, Gtd. Notes	5.25	3/1/2022	75,000		70,406
Norbord, Sr. Scd. Notes	5.38	12/1/2020	100,000	[b]	102,125
St. Marys Cement, Gtd. Notes	5.75	1/28/2027	75,000	[b]	74,696
Standard Industries, Sr. Unscd. Notes	5.00	2/15/2027	100,000	[b]	91,500
Standard Industries, Sr. Unscd. Notes	5.50	2/15/2023	75,000	[b]	73,688
Summit Materials, Gtd. Notes	6.13	7/15/2023	100,000		97,250
US Concrete, Gtd. Notes	6.38	6/1/2024	75,000		70,313
				785,609
Casinos - .0%
International Game Technology, Sr. Scd. Notes	6.25	2/15/2022	125,000	[b]	129,687
Chemicals - .2%
Aruba Investments, Sr. Unscd. Notes	8.75	2/15/2023	100,000	[b]	102,500

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Chemicals - .2% (continued)
Ashland, Gtd. Notes	4.75	8/15/2022	60,000		59,700
Ashland, Gtd. Notes	6.88	5/15/2043	50,000		50,875
Axalta Coating Systems, Gtd. Notes	4.88	8/15/2024	75,000	[b]	70,969
Blue Cube Spinco, Gtd. Notes	9.75	10/15/2023	75,000		83,625
Blue Cube Spinco, Gtd. Notes	10.00	10/15/2025	25,000		28,438
CF Industries, Gtd. Notes	3.45	6/1/2023	75,000		71,531
CF Industries, Gtd. Notes	4.95	6/1/2043	125,000		107,031
CF Industries, Gtd. Notes	5.38	3/15/2044	75,000		66,281
CF Industries, Gtd. Notes	7.13	5/1/2020	24,000		25,020
Chemours, Gtd. Notes	6.63	5/15/2023	39,000		39,975
Chemours, Gtd. Notes	7.00	5/15/2025	40,000		41,400
CVR Partners, Scd. Notes	9.25	6/15/2023	75,000	[b]	79,312
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/2027	60,000		52,050
Hexion, Sr. Scd. Notes	6.63	4/15/2020	200,000		177,500
Huntsman International, Gtd. Notes	4.88	11/15/2020	75,000		75,681
Huntsman International, Gtd. Notes	5.13	11/15/2022	125,000		126,875
INEOS Group Holdings, Gtd. Notes	5.63	8/1/2024	75,000	[b]	71,813
Kissner Holdings, Sr. Scd. Notes	8.38	12/1/2022	100,000	[b]	102,000
Momentive Performance Materials, Sr. Scd. Notes	3.88	10/24/2021	75,000		80,625
Olin, Sr. Unscd. Notes	5.00	2/1/2030	30,000		27,047
Platform Specialty Products, Gtd. Notes	5.88	12/1/2025	100,000	[b]	95,250
Platform Specialty Products, Sr. Unscd. Notes	6.50	2/1/2022	125,000	[b]	127,031
PolyOne, Sr. Unscd. Notes	5.25	3/15/2023	75,000		75,419

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Chemicals - .2% (continued)
PQ, Sr. Scd. Notes	6.75	11/15/2022	75,000	[b]	77,531
Rayonier AM Products, Gtd. Notes	5.50	6/1/2024	75,000	[b]	70,500
TPC Group, Sr. Scd. Notes	8.75	12/15/2020	50,000	[b]	49,250
Tronox Finance, Gtd. Notes	5.75	10/1/2025	35,000	[b]	30,800
Valvoline, Gtd. Notes	5.50	7/15/2024	50,000		49,813
WR Grace & Co-Conn, Gtd. Notes	5.13	10/1/2021	75,000	[b]	75,750
				2,191,592
Commercial & Professional Services - .2%
ADT, Sr. Scd. Notes	6.25	10/15/2021	175,000		181,125
Ahern Rentals, Scd. Notes	7.38	5/15/2023	75,000	[b]	69,844
APX Group, Gtd. Notes	8.75	12/1/2020	125,000		122,187
APX Group, Sr. Scd. Notes	7.88	12/1/2022	75,000		75,562
Atento Luxco 1, Sr. Scd. Notes	6.13	8/10/2022	50,000	[b]	49,250
Avis Budget Car Rental, Gtd. Notes	5.13	4/6/2022	45,000	[b]	46,153
Avis Budget Car Rental, Gtd. Notes	5.50	4/1/2023	75,000		73,219
Cardtronics, Gtd. Notes	5.13	8/1/2022	100,000		96,500
Emeco Pty, Sr. Scd. Notes, Ser. B	9.25	3/31/2022	60,000		63,900
Great Lakes Dredge & Dock Corp, Gtd. Notes	8.00	5/15/2022	75,000		77,272
Hertz, Gtd. Notes	5.50	10/15/2024	75,000	[b]	58,125
Hertz, Gtd. Notes	6.25	10/15/2022	75,000		66,188
Jaguar Holding Co II, Gtd. Notes	6.38	8/1/2023	75,000	[b]	75,165
Midas Intermediate Holdco, Gtd. Notes	7.88	10/1/2022	60,000	[b]	53,250
Nielsen Finance, Gtd. Notes	5.00	4/15/2022	275,000	[b]	268,469
Prime Security Services Borrower, Scd. Notes	9.25	5/15/2023	144,000	[b]	152,525

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Commercial & Professional Services - .2% (continued)
Refinitiv Us Holdings, Gtd. Notes	8.25	11/15/2026	130,000	[b]	126,425
Rent-A-Center, Gtd. Notes	6.63	11/15/2020	50,000		49,625
Ritchie Bros Auctioneers, Gtd. Notes	5.38	1/15/2025	75,000	[b]	74,250
Service Corporation International, Sr. Unscd. Notes	5.38	5/15/2024	75,000		76,125
Service Corporation International, Sr. Unscd. Notes	5.38	1/15/2022	60,000		60,563
ServiceMaster, Gtd. Notes	5.13	11/15/2024	75,000	[b]	72,375
Team Health Holdings, Gtd. Notes	6.38	2/1/2025	30,000	[b]	25,950
United Rentals North America, Gtd. Notes	5.50	5/15/2027	200,000		190,500
United Rentals North America, Gtd. Notes	5.88	9/15/2026	100,000		98,375
United Rentals North America, Scd. Notes	4.63	7/15/2023	75,000		74,625
WEX, Sr. Scd. Notes	4.75	2/1/2023	50,000	[b]	50,125
				2,427,672
Consumer Discretionary - .4%
24 Hour Fit Worldwide, Gtd. Notes	8.00	6/1/2022	100,000	[b]	98,750
AMC Entertainment Holdings, Gtd. Notes	5.75	6/15/2025	75,000		69,656
AMC Entertainment Holdings, Gtd. Notes	5.88	2/15/2022	50,000		50,438
AMC Entertainment Holdings, Gtd. Notes	5.88	11/15/2026	75,000		69,000
Beazer Homes, Gtd. Notes	8.75	3/15/2022	30,000		30,375
Beazer Homes USA, Gtd. Notes	5.88	10/15/2027	50,000		40,625
Boyd Gaming, Gtd. Notes	6.38	4/1/2026	75,000		74,625
Boyd Gaming, Gtd. Notes	6.88	5/15/2023	75,000		78,187
Century Communities, Gtd. Notes	6.88	5/15/2022	150,000		150,375
Choice Hotels International, Gtd. Notes	5.70	8/28/2020	50,000		51,938
Choice Hotels International, Gtd. Notes	5.75	7/1/2022	75,000		79,125

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Discretionary - .4% (continued)
Cinemark USA, Gtd. Notes	4.88	6/1/2023	75,000		73,594
Constellation Merger Sub, Sr. Unscd. Notes	8.50	9/15/2025	45,000	[b]	43,481
Eldorado Resorts, Notes	6.00	4/1/2025	100,000		99,250
Global Partners, Gtd. Notes	6.25	7/15/2022	100,000		98,750
Hilton Domestic Operating, Gtd. Notes	4.25	9/1/2024	75,000		72,210
Hilton Worldwide Finance, Gtd. Notes	4.63	4/1/2025	175,000		170,187
International Game Technology, Sr. Scd. Notes	6.50	2/15/2025	75,000	[b]	76,312
Jack Ohio Finance, Scd. Notes	10.25	11/15/2022	100,000	[b]	109,125
Jack Ohio Finance, Sr. Scd. Notes	6.75	11/15/2021	75,000	[b]	77,156
K Hovnanian Enterprises, Scd. Notes	10.00	7/15/2022	60,000	[b]	58,200
Kar Auction Services, Gtd. Notes	5.13	6/1/2025	90,000	[b]	85,500
KB Home, Gtd. Notes	7.50	9/15/2022	50,000		53,000
KB Home, Gtd. Notes	8.00	3/15/2020	50,000		52,438
Lennar, Gtd. Notes	2.95	11/29/2020	60,000		58,500
Lennar, Gtd. Notes	4.13	1/15/2022	100,000		98,005
Lennar, Gtd. Notes	4.75	11/29/2027	100,000		93,625
Lennar, Gtd. Notes	4.75	11/15/2022	75,000		74,452
Lennar, Gtd. Notes	5.25	6/1/2026	60,000		57,529
Lennar, Gtd. Notes	5.88	11/15/2024	100,000		101,125
Lennar, Gtd. Notes	8.38	1/15/2021	50,000		54,125
Live Nation Entertainment, Gtd. Notes	4.88	11/1/2024	75,000	[b]	72,000
Live Nation Entertainment, Gtd. Notes	5.38	6/15/2022	50,000	[b]	50,500
Live Nation Entertainment, Gtd. Notes	5.63	3/15/2026	50,000	[b]	50,125

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Discretionary - .4% (continued)
LKQ, Gtd. Notes	4.75	5/15/2023	75,000		72,750
M/I Homes, Gtd. Notes	6.75	1/15/2021	100,000		100,625
Mattel, Gtd. Notes	6.75	12/31/2025	100,000	[b]	95,719
Mattel, Sr. Unscd. Notes	2.35	8/15/2021	50,000		45,125
MDC Holdings, Gtd. Notes	6.00	1/15/2043	75,000		60,375
Meritage Homes, Gtd. Notes	6.00	6/1/2025	100,000		97,750
Meritage Homes, Gtd. Notes	7.15	4/15/2020	100,000		102,875
MGM Resorts International, Gtd. Notes	6.00	3/15/2023	75,000		76,312
MGM Resorts International, Gtd. Notes	6.63	12/15/2021	175,000		183,696
MGM Resorts International, Gtd. Notes	6.75	10/1/2020	50,000		52,220
MGM Resorts International, Gtd. Notes	7.75	3/15/2022	75,000		80,719
Mohegan Gaming & Entertainment, Gtd. Notes	7.88	10/15/2024	75,000	[b]	73,031
National CineMedia, Sr. Scd. Notes	6.00	4/15/2022	60,000		60,900
NCL, Sr. Unscd. Notes	4.75	12/15/2021	101,000	[b]	101,252
Pultegroup, Gtd. Notes	5.00	1/15/2027	75,000		69,656
PulteGroup, Gtd. Notes	5.50	3/1/2026	75,000		73,688
PulteGroup, Gtd. Notes	7.88	6/15/2032	50,000		53,250
Rivers Pittsburgh Borrower, Sr. Scd. Notes	6.13	8/15/2021	60,000	[b]	59,850
Sabre Global, Sr. Scd. Notes	5.25	11/15/2023	75,000	[b]	74,428
Scientific Games International, Gtd. Notes	6.25	9/1/2020	15,000		14,663
Scientific Games International, Gtd. Notes	6.63	5/15/2021	100,000		97,250
Scientific Games International, Gtd. Notes	10.00	12/1/2022	50,000		52,438
Silversea Cruise Finance, Sr. Scd. Notes	7.25	2/1/2025	75,000	[b]	81,188

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Discretionary - .4% (continued)
Six Flags Entertainment, Gtd. Notes	4.88	7/31/2024	150,000	[b]	142,125
Taylor Morrison Communities, Gtd. Notes	5.25	4/15/2021	75,000	[b]	75,000
Taylor Morrison Communities, Gtd. Notes	6.63	5/15/2022	75,000		75,469
Tempur Sealy International, Gtd. Notes	5.50	6/15/2026	75,000		69,000
Toll Brothers Finance, Gtd. Notes	4.35	2/15/2028	50,000		44,375
Toll Brothers Finance, Gtd. Notes	4.88	11/15/2025	150,000		142,125
TRI Pointe Holdings, Gtd. Notes	5.88	6/15/2024	80,000		75,100
VOC Escrow, Sr. Scd. Notes	5.00	2/15/2028	100,000	[b]	94,500
William Lyon Homes, Gtd. Notes	5.88	1/31/2025	100,000		88,625
Williams Scotsman International, Sr. Scd. Notes	7.88	12/15/2022	100,000	[b]	103,000
WMG Acquisition, Sr. Scd. Notes	5.63	4/15/2022	125,000	[b]	126,875
Wyndham Destinations, Sr. Scd. Notes	5.40	4/1/2024	80,000		77,400
Wyndham Destinations, Sr. Scd. Notes	5.75	4/1/2027	90,000		83,812
Wyndham Worldwide, Sr. Unscd. Notes	3.90	3/1/2023	50,000		46,500
Wynn Las Vegas, Gtd. Notes	5.50	3/1/2025	200,000	[b]	190,750
				5,786,699
Consumer Durables & Apparel - .0%
Hanesbrands, Gtd. Notes	4.88	5/15/2026	75,000	[b]	71,438
Under Armour, Sr. Unscd. Notes	3.25	6/15/2026	30,000		26,444
				97,882
Consumer Staples - .0%
Avon Products, Sr. Unscd. Notes	6.60	3/15/2020	50,000		50,000
Avon Products, Sr. Unscd. Notes	7.00	3/15/2023	150,000		131,812
Central Garden & Pet Co., Gtd. Notes	5.13	2/1/2028	50,000		46,250
Edgewell Personal Care, Gtd. Notes	4.70	5/24/2022	50,000		48,813

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Consumer Staples - .0% (continued)
First Quality Finance, Sr. Unscd. Notes	4.63	5/15/2021	75,000	[b]	74,062
Kronos Acquistion Holdings, Gtd. Notes	9.00	8/15/2023	25,000	[b]	21,938
Prestige Brands, Gtd. Notes	6.38	3/1/2024	55,000	[b]	54,588
Revlon Consumer Products, Gtd. Notes	5.75	2/15/2021	75,000		59,063
Scotts Miracle-Gro, Gtd. Notes	5.25	12/15/2026	20,000		19,000
Spectrum Brands, Gtd. Notes	5.75	7/15/2025	75,000		73,125
				578,651
Diversified Financials - .2%
Ally Financial, Gtd. Notes	7.50	9/15/2020	165,000		175,312
Ally Financial, Gtd. Notes	8.00	11/1/2031	150,000		181,125
Ally Financial, Sr. Unscd. Notes	3.75	11/18/2019	125,000		125,325
Ally Financial, Sr. Unscd. Notes	4.13	2/13/2022	50,000		49,375
Ally Financial, Sub. Notes	5.75	11/20/2025	150,000		154,312
Cooke Omega Investments, Sr. Scd. Notes	8.50	12/15/2022	50,000	[b]	49,500
Credit Acceptance, Gtd. Notes	6.13	2/15/2021	100,000		100,730
E*TRADE Financial, Jr. Sub. Notes, Ser. A	5.88	12/15/2049	200,000		199,500
goeasy, Gtd. Notes	7.88	11/1/2022	100,000	[b]	103,250
Jefferies Finance, Sr. Unscd. Notes	6.88	4/15/2022	50,000	[b]	50,375
Ladder Capital Finance, Gtd. Notes	5.88	8/1/2021	125,000	[b]	126,719
Lions Gate Capital Holding, Gtd. Notes	5.88	11/1/2024	75,000	[b]	75,750
LPL Holdings, Gtd. Notes	5.75	9/15/2025	100,000	[b]	97,250
Nationstar Mortgage, Gtd. Notes	6.50	6/1/2022	100,000		99,187
Nationstar Mortgage, Gtd. Notes	6.50	7/1/2021	35,000		35,069
Navient, Sr. Unscd. Notes	4.88	6/17/2019	75,000		75,375

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Diversified Financials - .2% (continued)
Navient, Sr. Unscd. Notes	5.50	1/25/2023	75,000		73,929
Navient, Sr. Unscd. Notes	5.88	10/25/2024	100,000		94,750
Navient, Sr. Unscd. Notes	6.50	6/15/2022	190,000		193,562
Quicken Loans, Gtd. Notes	5.75	5/1/2025	150,000	[b]	145,312
Springleaf Finance, Gtd. Notes	5.25	12/15/2019	75,000		75,937
Springleaf Finance, Gtd. Notes	6.00	6/1/2020	40,000		41,000
Springleaf Finance, Gtd. Notes	6.13	5/15/2022	50,000		50,500
Springleaf Finance, Gtd. Notes	6.88	3/15/2025	100,000		96,000
Springleaf Finance, Gtd. Notes	7.13	3/15/2026	45,000		42,722
Springleaf Finance, Gtd. Notes	8.25	12/15/2020	50,000		53,625
				2,565,491
Electronic Components - .0%
Ingram Micro, Sr. Unscd. Notes	5.00	8/10/2022	100,000		98,942
Ingram Micro, Sr. Unscd. Notes	5.45	12/15/2024	75,000		73,213
Sensata Technologies, Gtd. Notes	4.88	10/15/2023	75,000	[b]	73,313
WESCO Distribution, Gtd. Notes	5.38	12/15/2021	75,000		75,187
				320,655
Energy - .7%
American Midstream Partners, Gtd. Notes	9.50	12/15/2021	50,000	[b]	49,250
Antero Midstream Partners, Gtd. Notes	5.38	9/15/2024	75,000		73,500
Antero Resources, Gtd. Notes	5.13	12/1/2022	125,000		124,453
Antero Resources, Gtd. Notes	5.63	6/1/2023	75,000		75,187
Archrock Partners, Gtd. Notes	6.00	4/1/2021	100,000		99,500
Archrock Partners, Sr. Unscd. Notes	6.00	10/1/2022	100,000		99,500
Ascent Resources Utica Holdings, Sr. Unscd. Notes	10.00	4/1/2022	32,000	[b]	35,400

19

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .7% (continued)
Athabasca Oil, Scd. Notes	9.88	2/24/2022	50,000	[b]	50,000
Blue Racer Midstream, Gtd. Notes	6.13	11/15/2022	75,000	[b]	76,875
Bristow Group, Gtd. Notes	6.25	10/15/2022	100,000		74,000
Buckeye Partners, Jr. Sub. Notes	6.38	1/22/2078	100,000		91,867
California Resources, Scd. Notes	8.00	12/15/2022	150,000	[b]	133,875
Callon Petroleum, Notes	6.13	10/1/2024	55,000		53,900
Calumet Specialty Products Partners, Gtd. Notes	6.50	4/15/2021	125,000		120,625
Canadian Oil Sands, Gtd. Notes	4.50	4/1/2022	100,000	[b]	101,010
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/2023	75,000		74,063
Cheniere, Sr. Scd. Notes	7.00	6/30/2024	140,000		151,725
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	100,000		98,250
Chesapeake Energy, Gtd. Notes	6.13	2/15/2021	100,000		101,500
Chesapeake Energy, Gtd. Notes	8.00	6/15/2027	100,000		99,625
Chesapeake Energy, Gtd. Notes	8.00	1/15/2025	75,000		76,266
Chesapeake Energy, Scd. Notes	8.00	12/15/2022	189,000	[b]	197,505
CNX Resources, Gtd. Notes	5.88	4/15/2022	100,000		98,438
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/2023	75,000		76,781
CSI Compressco, Gtd. Notes	7.25	8/15/2022	100,000		93,500
CVR Refining, Gtd. Notes	6.50	11/1/2022	100,000		101,125
DCP Midstream Operating, Gtd. Notes	3.88	3/15/2023	130,000		125,450
DCP Midstream Operating, Gtd. Notes	4.75	9/30/2021	95,000	[b]	95,475
DCP Midstream Operating, Gtd. Notes	4.95	4/1/2022	60,000		60,450
DCP Midstream Operating, Gtd. Notes	6.75	9/15/2037	50,000	[b]	52,250

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .7% (continued)
Denbury Resources, Scd. Bonds	9.00	5/15/2021	100,000	[b]	104,875
Denbury Resources , Gtd. Notes	5.50	5/1/2022	50,000		43,500
Diamond Offshore Drilling, Sr. Unscd. Notes	4.88	11/1/2043	100,000		68,500
Diamond Offshore Drilling, Sr. Unscd. Notes	7.88	8/15/2025	100,000		98,750
Diamondback Energy, Gtd. Notes	4.75	11/1/2024	75,000		73,125
Diamondback Energy, Gtd. Notes	5.38	5/31/2025	75,000		74,812
Eclipse Resources, Gtd. Notes	8.88	5/15/2023	75,000		75,000
Energy Transfer Equity, Sr. Scd. Notes	5.50	6/1/2027	75,000		76,429
Energy Transfer Equity, Sr. Scd. Notes	5.88	1/15/2024	25,000		26,313
Energy Transfer Equity, Sr. Scd. Notes	7.50	10/15/2020	50,000		53,063
Enlink Midstream Partner, Sr. Unscd. Notes	4.85	7/15/2026	25,000		23,723
EnLink Midstream Partners , Sr. Unscd. Notes	5.05	4/1/2045	110,000		87,309
EnLink Midstream Partners , Sr. Unscd. Notes	5.45	6/1/2047	110,000		92,972
EnLink Midstream Partners , Sr. Unscd. Notes	5.60	4/1/2044	100,000		85,323
Ensco, Sr. Unscd. Notes	4.50	10/1/2024	150,000		122,437
Ensco, Sr. Unscd. Notes	5.75	10/1/2044	100,000		70,375
EP Energy, Gtd. Notes	6.38	6/15/2023	75,000		44,063
EP Energy, Scd. Notes	8.00	2/15/2025	100,000	[b]	67,750
Extraction Oil & Gas, Sr. Unscd. Notes	5.63	2/1/2026	100,000	[b]	85,000
Genesis Energy, Gtd. Notes	6.00	5/15/2023	50,000		47,375
Genesis Energy, Gtd. Notes	6.75	8/1/2022	75,000		75,750
Gulfport Energy, Gtd. Notes	6.00	10/15/2024	100,000		94,250
Gulfport Energy, Gtd. Notes	6.38	5/15/2025	75,000		71,531

21

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .7% (continued)
Halcon Resources, Gtd. Notes	6.75	2/15/2025	18,000		16,470
Hilcorp Energy I, Sr. Unscd. Notes	5.75	10/1/2025	75,000	[b]	73,313
KCA Deutag UK Finance, Sr. Scd. Notes	9.88	4/1/2022	50,000	[b]	48,500
Laredo Petroleum, Gtd. Notes	5.63	1/15/2022	100,000		98,250
Martin Midstream Partners, Gtd. Notes	7.25	2/15/2021	85,000		84,787
McDermott Technology Americas, Gtd. Notes	10.63	5/1/2024	100,000	[b]	90,250
MEG Energy, Gtd. Notes	7.00	3/31/2024	75,000	[b]	73,875
MEG Energy, Scd. Notes	6.50	1/15/2025	50,000	[b]	51,719
Murphy Oil, Sr. Unscd. Notes	5.75	8/15/2025	70,000		69,804
Murphy Oil, Sr. Unscd. Notes	5.88	12/1/2042	50,000		44,990
Murphy Oil, Sr. Unscd. Notes	6.88	8/15/2024	150,000		157,047
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/2026	60,000		60,863
Newfield Exploration, Sr. Unscd. Notes	5.63	7/1/2024	55,000		56,788
Newfield Exploration, Sr. Unscd. Notes	5.75	1/30/2022	25,000		25,906
NGPL Pipeco, Sr. Unscd. Bonds	4.88	8/15/2027	75,000	[b]	72,469
Noble Holding International, Gtd. Notes	5.25	3/15/2042	100,000		70,000
Noble Holding International, Gtd. Notes	6.05	3/1/2041	100,000		73,500
Noble Holding International, Gtd. Notes	7.75	1/15/2024	43,000		40,366
NuStar Logistics, Gtd. Notes	4.75	2/1/2022	125,000		123,906
Oceaneering International, Sr. Unscd. Notes	4.65	11/15/2024	100,000		92,978
Parsley Energy, Gtd. Notes	5.38	1/15/2025	75,000	[b]	73,688
Parsley Energy, Gtd. Notes	6.25	6/1/2024	120,000	[b]	123,600
Parsley Energy , Gtd. Notes	5.63	10/15/2027	120,000	[b]	118,592

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .7% (continued)
Pattern Energy Group, Gtd. Notes	5.88	2/1/2024	50,000	[b]	49,750
PBF Finance, Gtd. Notes	7.00	11/15/2023	125,000		129,687
PBF Logistics Finance, Gtd. Notes	6.88	5/15/2023	125,000		127,812
Precision Drilling, Gtd. Notes	7.13	1/15/2026	70,000	[b]	69,650
QEP Resources, Sr. Unscd. Notes	5.25	5/1/2023	25,000		24,063
Range Resources, Gtd. Notes	4.88	5/15/2025	75,000		69,750
Range Resources, Gtd. Notes	5.00	8/15/2022	25,000		24,656
Range Resources, Gtd. Notes	5.88	7/1/2022	20,000		20,200
Resolute Energy, Gtd. Notes	8.50	5/1/2020	50,000		50,063
Rose Rock Midstream, Gtd. Notes	5.63	7/15/2022	150,000		144,750
Rowan Cos., Gtd. Notes	4.88	6/1/2022	25,000		24,031
Rowan Cos., Gtd. Notes	5.85	1/15/2044	20,000		14,900
Rowan Cos., Gtd. Notes	7.38	6/15/2025	75,000		71,719
Sanchez Energy, Gtd. Notes	6.13	1/15/2023	100,000		37,750
Sanchez Energy, Gtd. Notes	7.75	6/15/2021	35,000		17,675
SESI, Gtd. Notes	7.13	12/15/2021	75,000		74,625
Seven Generations Energy, Gtd. Notes	6.88	6/30/2023	120,000	[b]	124,200
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	75,000		72,563
SM Energy, Sr. Unscd. Notes	6.13	11/15/2022	27,000		27,473
Southwestern Energy, Gtd. Notes	7.75	10/1/2027	50,000		51,250
Southwestern Energy, Sr. Unscd. Notes	4.10	3/15/2022	200,000		198,000
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/2025	75,000		72,188
Tallgrass Energy Partners, Gtd. Notes	5.50	1/15/2028	80,000	[b]	79,285

23

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Energy - .7% (continued)
Targa Resources Partners, Gtd. Notes	4.13	11/15/2019	125,000		125,625
Targa Resources Partners , Gtd. Notes	5.00	1/15/2028	80,000		76,100
Teine Energy, Sr. Unscd. Notes	6.88	9/30/2022	60,000	[b]	60,000
Transocean, Gtd. Bonds	6.50	11/15/2020	100,000		103,125
Transocean, Gtd. Notes	6.80	3/15/2038	150,000		121,312
Transocean, Gtd. Notes	7.50	1/15/2026	100,000	[b]	98,500
Transocean, Gtd. Notes	7.50	4/15/2031	75,000		69,750
Transocean, Gtd. Notes	8.38	12/15/2021	100,000		107,375
Transocean Phoenix 2, Sr. Scd. Notes	7.75	10/15/2024	60,000	[b]	62,250
Trinidad Drilling, Gtd. Notes	6.63	2/15/2025	40,000	[b]	40,200
Ultra Resources, Gtd. Notes	6.88	4/15/2022	50,000	[b]	29,000
Weatherford International, Gtd. Notes	4.50	4/15/2022	40,000		30,200
Weatherford International, Gtd. Notes	7.00	3/15/2038	100,000		68,000
Weatherford International, Gtd. Notes	7.75	6/15/2021	45,000		37,406
Weatherford International, Gtd. Notes	8.25	6/15/2023	45,000		34,650
Weatherford International, Gtd. Notes	9.88	3/1/2025	100,000	[b]	78,000
Whiting Petroleum, Gtd. Notes	5.75	3/15/2021	75,000		75,750
WPX Energy, Sr. Unscd. Notes	5.25	9/15/2024	75,000		74,437
WPX Energy, Sr. Unscd. Notes	6.00	1/15/2022	11,000		11,303
				9,044,254
Environmental Control - .0%
Clean Harbors, Gtd. Notes	5.13	6/1/2021	125,000		125,312
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	100,000		100,000
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	100,000	[b]	92,000

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Environmental Control - .0% (continued)
Tervita Escrow, Scd. Notes	7.63	12/1/2021	60,000	[b]	61,200
				378,512
Financials - .0%
AerCap Global Aviation Trust, Gtd. Notes	6.50	6/15/2045	75,000	[b]	77,250
Fortress Transportation & Infrastructure Investors, Sr. Unscd. Notes	6.75	3/15/2022	60,000	[b]	61,575
Icahn Enterprises, Gtd. Notes	5.88	2/1/2022	125,000		125,469
Icahn Enterprises, Gtd. Notes	6.00	8/1/2020	125,000		126,250
Park Aerospace Holdings, Gtd. Notes	5.25	8/15/2022	140,000	[b]	139,475
Park Aerospace Holdings, Gtd. Notes	5.50	2/15/2024	75,000	[b]	74,456
				604,475
Food Products - .1%
B&G Foods, Gtd. Notes	4.63	6/1/2021	75,000		74,812
Darling Ingredients, Gtd. Notes	5.38	1/15/2022	70,000		70,263
Dean Foods, Gtd. Notes	6.50	3/15/2023	75,000	[b]	69,281
Dole Food, Sr. Scd. Notes	7.25	6/15/2025	50,000	[b]	48,250
Fresh Market, Sr. Scd. Notes	9.75	5/1/2023	25,000	[b]	18,375
JBS USA Finance, Gtd. Notes	5.75	6/15/2025	100,000	[b]	97,125
JBS USA Finance, Gtd. Notes	5.88	7/15/2024	75,000	[b]	73,894
JBS USA LUX, Gtd. Notes	6.75	2/15/2028	50,000	[b]	48,813
New Albertsons, Gtd. Notes	5.75	3/15/2025	75,000		66,375
New Albertsons, Gtd. Notes	6.63	6/15/2024	75,000		71,250
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	50,000		43,000
New Albertsons, Sr. Unscd. Notes	8.70	5/1/2030	40,000		36,100
Pilgrim's Pride, Gtd. Notes	5.75	3/15/2025	75,000	[b]	70,313

25

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Food Products - .1% (continued)
Post Holdings, Gtd. Notes	5.00	8/15/2026	250,000	[b]	231,562
Post Holdings, Gtd. Notes	5.50	3/1/2025	75,000	[b]	72,797
Post Holdings, Gtd. Notes	5.63	1/15/2028	50,000	[b]	47,140
Safeway, Sr. Unscd. Notes	7.25	2/1/2031	50,000		49,625
Tesco, Sr. Unscd. Notes	6.15	11/15/2037	100,000	[b]	106,109
TreeHouse Foods, Gtd. Notes	6.00	2/15/2024	75,000	[b]	75,187
US Foods, Gtd. Notes	5.88	6/15/2024	75,000	[b]	74,625
				1,444,896
Food Service - .0%
Aramark Services, Gtd. Notes	4.75	6/1/2026	75,000		71,625
Aramark Services, Sr. Unscd. Notes	5.00	2/1/2028	150,000	[b]	142,687
				214,312
Forest Products & Other - .0%
Cascades, Gtd. Notes	5.50	7/15/2022	19,000	[b]	18,953
Mercer International, Sr. Unscd. Notes	6.50	2/1/2024	50,000		50,625
Resolute Forest Products, Gtd. Notes	5.88	5/15/2023	75,000		76,644
				146,222
Health Care - .6%
Acadia Healthcare, Gtd. Notes	5.13	7/1/2022	100,000		100,188
Acadia Healthcare, Gtd. Notes	5.63	2/15/2023	75,000		75,469
Acadia Healthcare, Gtd. Notes	6.13	3/15/2021	95,000		95,831
Avantor, Sr. Scd. Notes	6.00	10/1/2024	100,000	[b]	100,000
Avantor, Sr. Unscd. Notes	9.00	10/1/2025	100,000	[b]	101,250
Bausch Health, Sr. Scd. Notes	7.00	3/15/2024	200,000	[b]	209,938
Bausch Health Cos., Gtd. Notes	5.88	5/15/2023	300,000	[b]	288,000
Bausch Health , Gtd. Notes	5.63	12/1/2021	150,000	[b]	148,312

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Health Care - .6% (continued)
Bausch Health , Gtd. Notes	6.13	4/15/2025	300,000	[b]	276,660
Bausch Health , Gtd. Notes	7.50	7/15/2021	48,000	[b]	48,840
Centene, Sr. Unscd. Notes	4.75	1/15/2025	75,000		74,266
Centene, Sr. Unscd. Notes	4.75	5/15/2022	125,000		125,781
Centene, Sr. Unscd. Notes	5.63	2/15/2021	75,000		76,219
Centene Corp, Sr. Unscd. Notes	5.38	6/1/2026	150,000	[b]	152,625
Community Health Systems, Gtd. Notes	6.88	2/1/2022	44,000		22,462
Community Health Systems, Scd. Notes	8.13	6/30/2024	4,000	[b]	3,180
Community Health Systems, Scd. Notes	11.00	6/30/2023	190,000	[b]	159,125
Community Health Systems, Sr. Scd. Notes	5.13	8/1/2021	50,000		47,625
Community Health Systems, Sr. Scd. Notes	6.25	3/31/2023	210,000		193,924
Davita Healthcare Partners, Gtd. Notes	5.00	5/1/2025	75,000		70,875
DaVita HealthCare Partners, Gtd. Notes	5.13	7/15/2024	300,000		287,250
DJO Finance, Scd. Notes	8.13	6/15/2021	75,000	[b]	75,937
Encompass Health, Gtd. Notes	5.75	11/1/2024	75,000		75,094
Encompass Health, Gtd. Notes	5.75	9/15/2025	100,000		99,500
Endo Finance, Gtd. Notes	5.38	1/15/2023	75,000	[b]	64,313
Endo Finance, Gtd. Notes	5.75	1/15/2022	50,000	[b]	45,500
Endo Finance, Gtd. Notes	6.00	2/1/2025	75,000	[b]	63,188
Endo Finance, Gtd. Notes	6.00	7/15/2023	150,000	[b]	130,080
HCA, Gtd. Notes	5.38	2/1/2025	230,000		232,012
HCA, Gtd. Notes	5.88	5/1/2023	150,000		155,625
HCA, Gtd. Notes	7.50	2/15/2022	300,000		326,250

27

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Health Care - .6% (continued)
HCA, Sr. Scd. Bonds	4.50	2/15/2027	160,000		156,000
HCA, Sr. Scd. Notes	5.00	3/15/2024	300,000		304,312
HCA, Sr. Scd. Notes	5.50	6/15/2047	100,000		98,650
HCA, Sr. Scd. Notes	6.50	2/15/2020	50,000		51,750
Immucor, Gtd. Notes	11.13	2/15/2022	60,000	[b]	61,875
inVentiv Group Holdings, Gtd. Notes	7.50	10/1/2024	55,000	[b]	58,163
Kinetic Concepts, Scd. Notes	12.50	11/1/2021	125,000	[b]	135,625
Kinetic Concepts, Sr. Scd. Notes	7.88	2/15/2021	75,000	[b]	76,781
LifePoint Health, Gtd. Notes	5.38	5/1/2024	75,000		78,847
LifePoint Health, Gtd. Notes	5.50	12/1/2021	60,000		60,825
LifePoint Health, Gtd. Notes	5.88	12/1/2023	75,000		78,609
Mallinckrodt International Finance, Gtd. Notes	4.88	4/15/2020	75,000	[b]	74,250
Mallinckrodt International Finance, Gtd. Notes	5.63	10/15/2023	75,000	[b]	64,688
Mallinckrodt International Finance, Gtd. Notes	5.75	8/1/2022	75,000	[b]	67,313
MEDNAX, Gtd. Notes	5.25	12/1/2023	75,000	[b]	75,187
Molina Healthcare, Gtd. Notes	5.38	11/15/2022	75,000		75,375
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/2024	75,000	[b]	76,374
One Call, Sr. Scd. Notes	7.50	7/1/2024	100,000	[b]	97,000
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	6.63	5/15/2022	125,000	[b]	120,000
RegionalCare Hospital Partners Holdings, Sr. Scd. Notes	8.25	5/1/2023	75,000	[b]	79,594
Select Medical, Gtd. Notes	6.38	6/1/2021	75,000		75,937
Sotera Health Topco, Sr. Unscd. Notes	8.13	11/1/2021	60,000	[b]	59,100
Surgery Center Holdings, Gtd. Notes	8.88	4/15/2021	60,000	[b]	61,950

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Health Care - .6% (continued)
Tenet Healthcare, Scd. Notes	7.50	1/1/2022	110,000	[b]	115,019
Tenet Healthcare, Sr. Scd. Notes	4.63	7/15/2024	100,000		96,635
Tenet Healthcare, Sr. Scd. Notes	6.00	10/1/2020	200,000		205,310
Tenet Healthcare, Sr. Unscd. Notes	6.75	2/1/2020	50,000		51,563
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/2023	200,000		200,190
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/2022	50,000		52,250
Universal Hospital Services, Scd. Notes	7.63	8/15/2020	75,000		75,187
Vizient, Sr. Unscd. Notes	10.38	3/1/2026	75,000	[b]	82,125
WellCare Health Plans, Sr. Unscd. Notes	5.25	4/1/2025	150,000		150,000
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/2025	100,000	[b]	94,250
				7,136,053
Industrials - .1%
AECOM, Gtd. Notes	5.13	3/15/2027	75,000		70,125
AECOM, Gtd. Notes	5.88	10/15/2024	75,000		76,687
Blueline Rental, Scd. Notes	9.25	3/15/2024	75,000	[b]	78,375
Brand Industrial Services, Sr. Unscd. Notes	8.50	7/15/2025	100,000	[b]	98,875
CDW, Gtd. Notes	5.00	9/1/2025	75,000		73,406
CDW, Gtd. Notes	5.50	12/1/2024	75,000		76,125
Gates Global, Gtd. Notes	6.00	7/15/2022	35,000	[b]	34,913
Koppers, Gtd. Notes	6.00	2/15/2025	75,000	[b]	72,210
Mobile Mini, Gtd. Notes	5.88	7/1/2024	50,000		50,375
New Enterprise Stone & Lime, Sr. Unscd. Notes	10.13	4/1/2022	100,000	[b]	105,000
Spectrum Brands Holdings, Sr. Unscd. Notes	7.75	1/15/2022	125,000		128,281
Stena, Sr. Unscd. Notes	7.00	2/1/2024	75,000	[b]	71,175

29

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Industrials - .1% (continued)
Terex, Gtd. Notes	5.63	2/1/2025	35,000	[b]	33,338
Vertiv Group, Sr. Unscd. Notes	9.25	10/15/2024	75,000	[b]	75,000
Weekley Homes , Sr. Unscd. Notes	6.63	8/15/2025	75,000		71,250
				1,115,135
Information Technology - .2%
Camelot Finance, Sr. Unscd. Notes	7.88	10/15/2024	75,000	[b]	74,437
CDK Global, Sr. Unscd. Notes	5.00	10/15/2024	50,000		49,485
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/2025	75,000	[b]	73,594
First Data, Scd. Notes	5.75	1/15/2024	300,000	[b]	303,000
First Data, Sr. Scd. Notes	5.38	8/15/2023	200,000	[b]	202,250
Genesys, Gtd. Notes	10.00	11/30/2024	75,000	[b]	81,562
Infor Software Parent, Sr. Unscd. Notes	7.13	5/1/2021	125,000	[b]	126,250
Infor US, Gtd. Notes	6.50	5/15/2022	50,000		50,125
IQVIA, Gtd. Notes	4.88	5/15/2023	45,000	[b]	44,719
IQVIA, Gtd. Notes	5.00	10/15/2026	300,000	[b]	289,779
Italics Merger Sub, Sr. Unscd. Notes	7.13	7/15/2023	75,000	[b]	76,898
MSCI, Gtd. Notes	4.75	8/1/2026	75,000	[b]	72,563
MSCI, Gtd. Notes	5.25	11/15/2024	75,000	[b]	75,937
MSCI, Gtd. Notes	5.75	8/15/2025	75,000	[b]	77,437
Nuance Communications, Gtd. Bonds	5.63	12/15/2026	75,000		73,688
Nuance Communications, Gtd. Notes	6.00	7/1/2024	50,000		50,813
Open Text, Gtd. Notes	5.63	1/15/2023	75,000	[b]	75,949
Open Text, Gtd. Notes	5.88	6/1/2026	75,000	[b]	75,562
Rackspace Hosting, Gtd. Notes	8.63	11/15/2024	75,000	[b]	70,688

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Information Technology - .2% (continued)
Riverbed Technology, Gtd. Notes	8.88	3/1/2023	75,000	[b]	69,094
Solera Finance, Sr. Unscd. Notes	10.50	3/1/2024	75,000	[b]	81,752
TIBCO Software, Sr. Unscd. Notes	11.38	12/1/2021	125,000	[b]	132,656
Veritas US, Sr. Unscd. Notes	10.50	2/1/2024	75,000	[b]	64,875
				2,293,113
Insurance - .0%
Genworth Holdings, Gtd. Notes	7.63	9/24/2021	50,000		51,125
Liberty Mutual Group, Gtd. Bonds	7.80	3/15/2037	50,000	[b]	57,375
Radian Group, Sr. Unscd. Notes	7.00	3/15/2021	100,000		106,000
Voya Financial, Gtd. Notes	4.70	1/23/2048	75,000	[b]	64,688
				279,188
Internet Software & Services - .1%
Netflix, Sr. Unscd. Bonds	4.38	11/15/2026	75,000		69,047
Netflix, Sr. Unscd. Notes	4.88	4/15/2028	100,000	[b]	91,875
Netflix, Sr. Unscd. Notes	5.50	2/15/2022	50,000		51,245
Netflix, Sr. Unscd. Notes	5.75	3/1/2024	25,000		25,500
Netflix, Sr. Unscd. Notes	5.88	11/15/2028	200,000	[b]	197,500
Netflix, Sr. Unscd. Notes	5.88	2/15/2025	75,000		76,406
Symantec, Sr. Unscd. Notes	5.00	4/15/2025	75,000	[b]	70,747
VeriSign, Sr. Unscd. Notes	4.75	7/15/2027	30,000		28,359
VeriSign, Sr. Unscd. Notes	5.25	4/1/2025	22,000		22,028
Zayo Group, Gtd. Notes	5.75	1/15/2027	75,000	[b]	73,703
Zayo Group, Gtd. Notes	6.00	4/1/2023	75,000		76,875
Zayo Group, Gtd. Notes	6.38	5/15/2025	75,000		76,969
				860,254

31

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Materials - .2%
ARD Finance, Sr. Scd. Notes	7.13	9/15/2023	75,000		73,125
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/2024	75,000	[b]	75,656
Ardagh Packaging Finance, Sr. Scd. Notes	4.63	5/15/2023	75,000	[b]	73,125
Ball, Gtd. Bonds	4.00	11/15/2023	75,000		72,938
Ball, Gtd. Bonds	5.00	3/15/2022	100,000		101,750
Ball, Gtd. Notes	4.38	12/15/2020	50,000		50,125
Ball, Gtd. Notes	5.25	7/1/2025	75,000		75,656
Berry Global, Scd. Notes	5.50	5/15/2022	75,000		75,094
Berry Plastics, Scd. Notes	5.13	7/15/2023	75,000		74,906
Bway Holding, Sr. Scd. Notes	5.50	4/15/2024	100,000	[b]	96,250
Bway Holding, Sr. Unscd. Notes	7.25	4/15/2025	115,000	[b]	109,250
CROWN Americas, Gtd. Notes	4.75	2/1/2026	100,000	[b]	94,625
Crown Americas , Gtd. Notes	4.25	9/30/2026	50,000		45,500
Crown Americas Capital Corp IV, Gtd. Notes	4.50	1/15/2023	75,000		73,688
Flex Acquisition, Sr. Unscd. Notes	6.88	1/15/2025	75,000	[b]	70,500
Foresight Energy, Scd. Notes	11.50	4/1/2023	50,000	[b]	44,625
Grinding Med, Sr. Scd. Notes	7.38	12/15/2023	75,000	[b]	77,250
Hillman Group, Sr. Unscd. Notes	6.38	7/15/2022	100,000	[b]	88,500
Novelis, Gtd. Notes	5.88	9/30/2026	75,000	[b]	70,875
Novelis, Gtd. Notes	6.25	8/15/2024	75,000	[b]	74,437
Owens-Brockway Glass Container, Gtd. Notes	5.00	1/15/2022	65,000	[b]	64,431
Pactiv, Sr. Unscd. Notes	8.38	4/15/2027	50,000		52,250
Peabody Securities Finance, Sr. Scd. Notes	6.38	3/31/2025	75,000	[b]	75,281

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Materials - .2% (continued)
Reynolds Group, Gtd. Notes	7.00	7/15/2024	75,000	[b]	75,328
Reynolds Group Issuer, Sr. Scd. Notes	5.13	7/15/2023	175,000	[b]	171,500
Sealed Air, Gtd. Notes	5.13	12/1/2024	120,000	[b]	117,600
Sealed Air, Gtd. Notes	5.25	4/1/2023	60,000	[b]	59,700
Sealed Air, Gtd. Notes	5.50	9/15/2025	45,000	[b]	44,325
Sealed Air, Gtd. Notes	6.50	12/1/2020	50,000	[b]	51,875
SunCoke Energy Partners, Gtd. Notes	7.50	6/15/2025	100,000	[b]	102,000
				2,332,165
Media - .4%
Altice, Gtd. Notes	7.63	2/15/2025	75,000	[b]	64,219
Altice, Gtd. Notes	7.75	5/15/2022	200,000	[b]	185,750
Altice Financing, Sr. Scd. Bonds	7.50	5/15/2026	150,000	[b]	141,375
Altice Financing, Sr. Scd. Notes	6.63	2/15/2023	150,000	[b]	148,845
Altice France, Sr. Scd. Bonds	6.25	5/15/2024	75,000	[b]	72,281
Altice France, Sr. Scd. Notes	7.38	5/1/2026	300,000	[b]	289,125
AMC Networks, Gtd. Notes	4.75	8/1/2025	50,000		46,605
AMC Networks, Gtd. Notes	4.75	12/15/2022	75,000		74,063
AMC Networks, Gtd. Notes	5.00	4/1/2024	75,000		71,921
Cablevision Systems, Sr. Unscd. Notes	5.88	9/15/2022	130,000		130,975
Cablevision Systems, Sr. Unscd. Notes	8.00	4/15/2020	50,000		52,308
CCO Holdings, Sr. Unscd. Notes	5.00	2/1/2028	200,000	[b]	187,250
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2027	200,000	[b]	188,750
CCO Holdings, Sr. Unscd. Notes	5.13	2/15/2023	200,000		199,500
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/2026	75,000	[b]	73,219

33

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Media - .4% (continued)
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/2026	200,000	[b]	198,500
CCO Holdings, Sr. Unscd. Notes	5.75	9/1/2023	120,000		121,200
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/2024	75,000	[b]	75,844
Cengage Learning, Sr. Unscd. Notes	9.50	6/15/2024	50,000	[b]	43,188
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	6.50	11/15/2022	145,000		147,929
CSC Holdings, Gtd. Notes	5.50	4/15/2027	75,000	[b]	72,188
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/2021	50,000		52,483
CSC Holdings, Sr. Unscd. Notes	10.13	1/15/2023	200,000	[b]	217,594
DISH DBS, Gtd. Notes	5.88	7/15/2022	200,000		189,750
DISH DBS, Gtd. Notes	5.88	11/15/2024	50,000		42,688
DISH DBS, Gtd. Notes	6.75	6/1/2021	150,000		151,875
DISH DBS, Gtd. Notes	7.75	7/1/2026	200,000		179,750
EW Scripps, Sr. Unscd. Notes	5.13	5/15/2025	50,000	[b]	47,125
Gray Television, Gtd. Notes	5.13	10/15/2024	75,000	[b]	71,531
Gray Television, Gtd. Notes	5.88	7/15/2026	75,000	[b]	72,164
Lee Enterprises, Sr. Scd. Notes	9.50	3/15/2022	50,000	[b]	51,813
Nexstar Escrow, Gtd. Notes	5.63	8/1/2024	75,000	[b]	71,813
Quebecor Media, Sr. Unscd. Notes	5.75	1/15/2023	100,000		100,750
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/2023	100,000	[b]	96,500
Sinclair Television Group, Gtd. Notes	5.38	4/1/2021	75,000		75,094
Sinclair Television Group, Gtd. Notes	6.13	10/1/2022	75,000		75,937
Sirius XM Radio, Gtd. Notes	3.88	8/1/2022	200,000	[b]	193,500
Sirius XM Radio, Gtd. Notes	5.38	4/15/2025	75,000	[b]	74,484

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Media - .4% (continued)
Sirius XM Radio, Gtd. Notes	5.38	7/15/2026	75,000	[b]	73,538
Sirius XM Radio, Gtd. Notes	6.00	7/15/2024	75,000	[b]	76,860
TEGNA, Gtd. Notes	4.88	9/15/2021	125,000	[b]	124,687
TEGNA, Gtd. Notes	6.38	10/15/2023	175,000		179,594
Tribune Media, Gtd. Notes	5.88	7/15/2022	75,000		76,312
Unitymedia Hessen GmbH & Co., Sr. Scd. Bonds	5.00	1/15/2025	75,000	[b]	76,099
Univision Communications, Sr. Scd. Notes	5.13	2/15/2025	75,000	[b]	68,738
Univision Communications, Sr. Scd. Notes	5.13	5/15/2023	75,000	[b]	70,838
Univision Communications, Sr. Scd. Notes	6.75	9/15/2022	25,000	[b]	25,563
Viacom, Jr. Sub. Notes	5.88	2/28/2057	50,000		47,911
Viacom, Jr. Sub. Notes	6.25	2/28/2057	50,000		48,375
Virgin Media Secured Finance, Sr. Scd. Bonds	5.25	1/15/2026	75,000	[b]	70,219
Ziggo, Sr. Scd. Notes	5.50	1/15/2027	300,000	[b]	276,000
Ziggo Bond Finance, Sr. Unscd. Notes	6.00	1/15/2027	75,000	[b]	66,938
				5,631,558
Metals & Mining - .2%
AK Steel, Gtd. Notes	7.63	10/1/2021	100,000		100,375
Alcoa Nederland Holding, Gtd. Notes	6.75	9/30/2024	75,000	[b]	79,125
Alcoa Nederland Holding, Gtd. Notes	7.00	9/30/2026	75,000	[b]	79,500
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/2023	75,000		79,406
Barminco Finance, Sr. Scd. Notes	6.63	5/15/2022	100,000	[b]	99,000
Carpenter Technology, Sr. Unscd. Notes	5.20	7/15/2021	100,000		101,646
Century Aluminum, Scd. Notes	7.50	6/1/2021	50,000	[b]	50,250
Cleveland-Cliffs, Gtd. Notes	5.75	3/1/2025	75,000		71,156

35

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Metals & Mining - .2% (continued)
Coeur Mining, Gtd. Notes	5.88	6/1/2024	75,000		71,531
Constellium, Sr. Unscd. Notes	6.63	3/1/2025	75,000	[b]	73,688
FMG Resources, Gtd. Notes	4.75	5/15/2022	50,000	[b]	48,188
Freeport-McMoran, Gtd. Notes	4.00	11/14/2021	50,000		48,875
Freeport-McMoRan, Gtd. Notes	3.55	3/1/2022	75,000		71,156
Freeport-McMoRan, Gtd. Notes	3.88	3/15/2023	100,000		92,750
Freeport-McMoRan, Gtd. Notes	4.55	11/14/2024	50,000		46,438
Freeport-McMoRan, Gtd. Notes	5.40	11/14/2034	75,000		66,000
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	100,000		85,250
Hudbay Minerals, Gtd. Notes	7.25	1/15/2023	25,000	[b]	25,000
Hudbay Minerals, Gtd. Notes	7.63	1/15/2025	75,000	[b]	75,562
IAMGOLD, Gtd. Notes	7.00	4/15/2025	50,000	[b]	49,813
Mountain Province Diamonds, Scd. Notes	8.00	12/15/2022	100,000	[b]	101,875
Steel Dynamics, Gtd. Notes	5.00	12/15/2026	75,000		73,500
Steel Dynamics, Gtd. Notes	5.13	10/1/2021	125,000		126,094
Taseko Mines, Sr. Scd. Notes	8.75	6/15/2022	50,000	[b]	49,375
Teck Resources, Gtd. Bonds	6.00	8/15/2040	50,000		49,125
Teck Resources, Gtd. Notes	5.40	2/1/2043	100,000		91,500
Teck Resources, Gtd. Notes	8.50	6/1/2024	75,000	[b]	81,562
United States Steel, Sr. Unscd. Notes	6.88	8/15/2025	100,000		98,500
				2,086,240
Radio & Television - .0%
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	7.63	3/15/2020	40,000		40,100

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Real Estate - .2%
CoreCivic, Gtd. Notes	5.00	10/15/2022	125,000		121,250
Equinix, Sr. Unscd. Notes	5.38	4/1/2023	49,000		50,071
Equinix, Sr. Unscd. Notes	5.88	1/15/2026	200,000		203,500
ESH Hospitality, Gtd. Notes	5.25	5/1/2025	75,000	[b]	71,156
FelCor Lodging, Gtd. Notes	6.00	6/1/2025	50,000		51,938
GEO Group, Gtd. Notes	5.13	4/1/2023	50,000		47,125
GEO Group, Gtd. Notes	6.00	4/15/2026	100,000		91,875
Iron Mountain, Gtd. Notes	4.38	6/1/2021	30,000	[b]	29,925
Iron Mountain, Gtd. Notes	5.25	3/15/2028	100,000	[b]	90,250
Iron Mountain, Gtd. Notes	5.75	8/15/2024	125,000		122,969
Iron Mountain, Gtd. Notes	6.00	8/15/2023	75,000		76,969
iStar, Sr. Unscd. Bonds	6.00	4/1/2022	100,000		100,000
iStar, Sr. Unscd. Notes	5.00	7/1/2019	98,000		98,122
Mack-Cali Realty, Sr. Unscd. Notes	3.15	5/15/2023	30,000		26,499
MGM Growth Properties Operating Partnership, Gtd. Notes	4.50	9/1/2026	100,000		91,000
MPT Operating Partnership, Gtd. Notes	5.00	10/15/2027	50,000		47,110
MPT Operating Partnership, Gtd. Notes	5.25	8/1/2026	75,000		72,750
Realogy Group, Gtd. Notes	4.88	6/1/2023	75,000	[b]	68,250
Realogy Group, Gtd. Notes	5.25	12/1/2021	50,000	[b]	49,188
RHP Hotel Properties, Gtd. Notes	5.00	4/15/2023	100,000		99,500
RHP Hotel Properties, Gtd. Notes	5.00	4/15/2021	60,000		60,225
SBA Communications, Sr. Unscd. Notes	4.88	7/15/2022	125,000		124,687
SBA Communications, Sr. Unscd. Notes	4.88	9/1/2024	85,000		82,344

37

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Real Estate - .2% (continued)
Starwood Property Trust, Sr. Unscd. Notes	5.00	12/15/2021	125,000		124,687
Uniti Group, Gtd. Notes	8.25	10/15/2023	150,000		142,125
Uniti Group, Sr. Scd. Notes	6.00	4/15/2023	75,000	[b]	72,188
WeWork Cos, Gtd. Notes	7.88	5/1/2025	45,000	[b]	41,513
				2,257,216
Retailing - .2%
Asbury Automotive Group, Gtd. Notes	6.00	12/15/2024	55,000		54,313
Beacon Escrow, Gtd. Notes	4.88	11/1/2025	100,000	[b]	90,250
Conn's, Gtd. Notes	7.25	7/15/2022	100,000		99,375
DriveTime Automotive Group, Sr. Scd. Notes	8.00	6/1/2021	60,000	[b]	61,800
Golden Nugget, Sr. Unscd. Notes	6.75	10/15/2024	75,000	[b]	75,000
Group 1 Automotive, Gtd. Notes	5.00	6/1/2022	75,000		73,500
JC Penney, Gtd. Notes	6.38	10/15/2036	100,000		38,750
KFC Holding, Gtd. Notes	4.75	6/1/2027	100,000	[b]	94,250
KFC Holding, Gtd. Notes	5.25	6/1/2026	75,000	[b]	73,875
L Brands, Gtd. Notes	6.69	1/15/2027	65,000		61,425
L Brands, Gtd. Notes	6.75	7/1/2036	75,000		62,156
L Brands, Gtd. Notes	6.88	11/1/2035	75,000		64,125
Men's Wearhouse, Gtd. Notes	7.00	7/1/2022	35,000		36,050
Michaels Stores, Gtd. Notes	5.88	12/15/2020	75,000	[b]	75,094
New Red Finance, Scd. Notes	5.00	10/15/2025	100,000	[b]	94,000
New Red Finance, Sr. Scd. Notes	4.25	5/15/2024	150,000	[b]	141,000
New Red Finance, Sr. Scd. Notes	4.63	1/15/2022	50,000	[b]	49,681
Penske Automotive Group, Gtd. Notes	5.50	5/15/2026	75,000		71,625

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Retailing - .2% (continued)
Petsmart, Gtd. Notes	7.13	3/15/2023	200,000	[b]	141,000
Rite Aid, Gtd. Notes	6.13	4/1/2023	150,000	[b]	128,156
Sally Holdings, Gtd. Notes	5.63	12/1/2025	75,000		70,028
Sonic Automotive, Gtd. Notes	5.00	5/15/2023	75,000		70,130
Yum! Brands, Sr. Unscd. Notes	3.75	11/1/2021	100,000		98,125
Yum! Brands, Sr. Unscd. Notes	3.88	11/1/2020	100,000		99,625
				1,923,333
Semiconductors & Semiconductor Equipment - .0%
Advanced Micro Devices, Sr. Unscd. Notes	7.50	8/15/2022	150,000		164,812
Amkor Technology, Sr. Unscd. Notes	6.38	10/1/2022	75,000		75,656
NXP Funding, Gtd. Notes	3.88	9/1/2022	75,000	[b]	72,563
NXP Funding, Gtd. Notes	4.13	6/1/2021	125,000	[b]	124,844
NXP Funding, Gtd. Notes	4.63	6/15/2022	50,000	[b]	49,813
Sensata Technologies, Gtd. Notes	6.25	2/15/2026	75,000	[b]	76,687
				564,375
Technology Hardware & Equipment - .1%
Booz Allen Hamilton, Gtd. Notes	5.13	5/1/2025	50,000	[b]	48,938
Dell, Sr. Unscd. Bonds	4.63	4/1/2021	45,000		45,257
Diamond 1 Finance, Gtd. Notes	5.88	6/15/2021	150,000	[b]	152,444
EMC, Sr. Unscd. Notes	2.65	6/1/2020	275,000		267,998
GCI, Sr. Unscd. Notes	6.75	6/1/2021	75,000		75,735
GCI, Sr. Unscd. Notes	6.88	4/15/2025	85,000		88,134
Harland Clarke Holdings, Sr. Unscd. Notes	9.25	3/1/2021	50,000	[b]	44,688
Leidos Holdings, Sr. Scd. Notes, Ser. 1	5.95	12/1/2040	75,000		70,913
NCR, Gtd. Notes	4.63	2/15/2021	75,000		74,062

39

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Technology Hardware & Equipment - .1% (continued)
NCR, Gtd. Notes	5.00	7/15/2022	75,000		72,375
Sungard Availability Services, Gtd. Notes	8.75	4/1/2022	50,000	[b]	23,000
Western Digital, Gtd. Notes	4.75	2/15/2026	90,000		83,250
				1,046,794
Telecommunication Services - .4%
Anixter, Gtd. Notes	5.13	10/1/2021	100,000		101,000
CenturyLink, Sr. Unscd. Bonds, Ser. P	7.60	9/15/2039	120,000		103,200
CenturyLink, Sr. Unscd. Notes, Ser. S	6.45	6/15/2021	75,000		76,969
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/2022	50,000		50,065
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/2024	75,000		78,937
Cincinnati Bell, Gtd. Notes	7.00	7/15/2024	75,000	[b]	67,875
Cogent Communications Finance, Gtd. Notes	5.63	4/15/2021	150,000	[b]	150,375
CommScope, Gtd. Notes	5.00	6/15/2021	75,000	[b]	75,037
CommScope, Gtd. Notes	5.50	6/15/2024	75,000	[b]	72,844
CommScope Technologies Finance, Gtd. Notes	6.00	6/15/2025	75,000	[b]	73,313
Consolidated Communications, Gtd. Notes	6.50	10/1/2022	75,000		69,225
Embarq, Sr. Unscd. Notes	8.00	6/1/2036	50,000		47,875
Frontier Communications, Scd. Notes	8.50	4/1/2026	75,000	[b]	69,938
Frontier Communications, Sr. Unscd. Notes	7.63	4/15/2024	100,000		60,500
Frontier Communications, Sr. Unscd. Notes	9.00	8/15/2031	50,000		31,000
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/2022	125,000		104,687
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/2025	300,000		221,250
HC2 Holdings, Sr. Scd. Notes	11.00	12/1/2019	50,000	[b]	49,750
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/2021	130,000		138,190

40

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Telecommunication Services - .4% (continued)
Hughes Satellite Systems, Sr. Scd. Notes	5.25	8/1/2026	50,000		47,688
Inmarsat Finance, Gtd. Notes	4.88	5/15/2022	125,000	[b]	123,065
Intelsat Jackson Holdings, Gtd. Bonds	5.50	8/1/2023	150,000		134,625
Intelsat Jackson Holdings, Gtd. Notes	7.50	4/1/2021	80,000		81,000
Intelsat Jackson Holdings, Gtd. Notes	9.75	7/15/2025	150,000	[b]	157,500
Intelsat Jackson Holdings, Sr. Scd. Notes	8.00	2/15/2024	75,000	[b]	78,656
Intelsat Luxembourg, Gtd. Bonds	8.13	6/1/2023	100,000		84,515
Level 3 Financing, Gtd. Notes	5.38	8/15/2022	300,000		301,125
Nokia OYJ, Sr. Unscd. Notes	3.38	6/12/2022	50,000		48,045
Qwest, Sr. Unscd. Debs.	6.88	9/15/2033	125,000		121,246
Qwest, Sr. Unscd. Notes	7.25	9/15/2025	50,000		53,375
Sable International Finance, Gtd. Notes	6.88	8/1/2022	75,000	[b]	78,469
Sprint, Gtd. Notes	7.13	6/15/2024	300,000		307,500
Sprint, Gtd. Notes	7.88	9/15/2023	300,000		321,000
Sprint Capital, Gtd. Notes	6.88	11/15/2028	200,000		197,000
Sprint Capital, Gtd. Notes	8.75	3/15/2032	100,000		109,010
Sprint Communications, Gtd. Notes	7.00	3/1/2020	55,000	[b]	57,131
Sprint Communications, Sr. Unscd. Notes	6.00	11/15/2022	200,000		202,375
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/2020	100,000		103,750
Telecom Italia, Gtd. Notes	8.88	11/15/2024	75,000	[b]	80,062
Telecom Italia, Sr. Unscd. Notes	5.30	5/30/2024	75,000	[b]	70,969
Telecom Italia Capital, Gtd. Notes	6.38	11/15/2033	100,000		92,000
Telecom Italia Capital, Gtd. Notes	7.20	7/18/2036	150,000		147,958

41

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Telecommunication Services - .4% (continued)
T-Mobile USA, Gtd. Bonds	6.50	1/15/2026	100,000		105,750
T-Mobile USA, Gtd. Notes	4.00	4/15/2022	50,000		49,500
T-Mobile USA, Gtd. Notes	4.75	2/1/2028	175,000		162,312
T-Mobile USA, Gtd. Notes	5.13	4/15/2025	100,000		98,750
T-Mobile USA, Gtd. Notes	5.38	4/15/2027	100,000		98,000
T-Mobile USA, Gtd. Notes	6.38	3/1/2025	150,000		155,062
Trilogy International Partners, Sr. Scd. Notes	8.88	5/1/2022	100,000	[b]	100,500
				5,409,968
Transportation - .0%
Hornbeck Offshore Service, Gtd. Notes	5.00	3/1/2021	75,000		54,000
XPO Logistics, Gtd. Notes	6.13	9/1/2023	200,000	[b]	205,590
XPO Logistics, Gtd. Notes	6.50	6/15/2022	40,000	[b]	41,150
				300,740
Utilities - .1%
AES, Sr. Unscd. Notes	4.88	5/15/2023	200,000		198,500
AES , Sr. Unscd. Notes	5.13	9/1/2027	30,000		29,700
AmeriGas Partners, Sr. Unscd. Notes	5.63	5/20/2024	75,000		72,375
AmeriGas Partners, Sr. Unscd. Notes	5.88	8/20/2026	75,000		71,250
Calpine, Sr. Scd. Notes	5.25	6/1/2026	130,000	[b]	119,925
Calpine, Sr. Scd. Notes	5.88	1/15/2024	75,000	[b]	75,187
Calpine, Sr. Scd. Notes	6.00	1/15/2022	125,000	[b]	126,094
Calpine, Sr. Unscd. Notes	5.75	1/15/2025	170,000		152,541
Clearway Energy, Gtd. Notes	5.38	8/15/2024	75,000		74,578
InterGen, Sr. Scd. Notes	7.00	6/30/2023	75,000	[b]	73,875
NGL Energy Partners, Gtd. Notes	6.13	3/1/2025	75,000		68,625

42

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 5.0% (continued)
Utilities - .1% (continued)
NRG Energy, Gtd. Notes		6.63	1/15/2027	75,000		77,906
NRG Energy, Gtd. Notes		7.25	5/15/2026	75,000		80,062
Talen Energy Supply, Gtd. Notes		9.50	7/15/2022	75,000	[b]	76,500
Vistra Energy, Gtd. Notes		7.38	11/1/2022	150,000		156,000
Vistra Energy, Gtd. Notes		7.63	11/1/2024	74,000		78,625
					1,531,743
Total Bonds and Notes (cost $67,966,574)				65,383,729
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount($)	[a]
Options Purchased - .6%
Put Options - .6%
Undly Financial Comm Future Id Contracts 1,419		2,150	6/21/2019	152,542,500		2,320,065
S&P 500 Mini Index Contracts 3,021		2,250	3/15/2019	164,137,500		3,587,437
Swiss Market Index Contracts 3,110 Goldman Sachs	CHF	8,998	12/21/2018	27,983,392		589,213
Swiss Market Index Contracts 1,180 Goldman Sachs	CHF	9,041	12/21/2018	10,668,704		246,708
Swiss Market Index Contracts 2,220 Goldman Sachs	CHF	8,918	12/21/2018	19,798,682		396,763
Swiss Market Index Contracts 400 Goldman Sachs	CHF	8,949	12/21/2018	3,579,562		67,859
Total Options Purchased (cost $7,430,059)				7,208,045
				Shares
Exchange-Traded Funds - 4.8%
Registered Investment Companies - 4.8%
iShares TIPS Bond ETF (cost $62,767,881)				573,125		62,378,925
Description	Yield at Date of Purchase (%)		Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 80.9%
U.S. Government Securities
U. S. Treasury Bills		2.31	3/14/2019	294,296,500	[c]	291,784,924
U. S. Treasury Bills		2.09	1/3/2019	296,513,100	[c]	295,363,741
U. S. Treasury Bills		2.05	11/29/2018	358,523,400	[c]	357,920,385
U. S. Treasury Bills		1.86	12/6/2018	71,545,000	[c,d]	71,396,581

43

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Investments - 80.9% (continued)
U.S. Government Securities (continued)
U. S. Treasury Bills	2.06	12/13/2018	36,000,000	[c] 35,909,963
Total Short-Term Investments (cost $1,052,582,131)			1,052,375,594
Description	7-Day Yield (%)		Shares
Investment Companies - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $71,233,766)	2.21		71,233,766	[e] 71,233,766
Total Investments (cost $1,261,980,411)			96.8%	1,258,580,059
Cash and Receivables (Net)			3.2%	41,693,335
Net Assets			100.0%	1,300,273,394

ETF—Exchange-Traded Fund

CHF—Swiss Franc

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities were valued at $27,887,327 or 2.14% of net assets.

c Security is a discount security. Income is recognized through the accretion of discount.

d Held by a counterparty for open exchange traded derivative contracts.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	80.9
Investment Companies	10.3
Communications	.9
Consumer, Non-cyclical	.9
Consumer, Cyclical	.8
Energy	.7
Options Purchased	.6
Industrial	.5
Financial	.5
Basic Materials	.3
Technology	.3
Utilities	.1
Diversified	.0
96.8

† Based on net assets.

See notes to consolidated financial statements.

44

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/17 ($)	Purchases ($)	Sales ($)	Value 10/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	213,024,668	544,497,424	686,288,326	71,233,766	5.5	1,872,671

See notes to consolidated financial statements.

45

CONSOLIDATED STATEMENT OF FUTURES
October 31, 2018

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Amsterdam Exchange Index	427	11/18	50,421,280[a]	49,989,191	(432,089)
Australian 10 Year Bond	62	12/18	5,680,329[a]	5,681,903	1,574
Brent Crude	83	6/19	6,614,592[b]	6,220,850	(393,742)
CAC 40 10 Euro	448	11/18	25,663,229[a]	25,828,044	164,815
Canadian 10 year Bond	1,793	12/18	181,482,171[a]	179,987,808	(1,494,363)
Cocoa	204	3/19	4,504,490[b]	4,596,120	91,630
Copper	72	3/19	4,998,626[b]	4,820,400	(178,226)
Crude Oil	25	6/19	1,778,298[b]	1,651,250	(127,048)
Crude Soybean Oil	224	3/19	3,863,966[b]	3,829,056	(34,910)
DAX	78	12/18	26,453,054[a]	25,305,808	(1,147,246)
Euro-Bond	519	12/18	93,962,167[a]	94,208,096	245,929
Euro-Bund Option	1,081	11/18	19,861,015[a]	20,496,366	635,351
FTSE 100	2,030	12/18	187,881,950[a]	184,512,388	(3,369,562)
FTSE/MIB Index	693	12/18	80,160,056[a]	74,509,143	(5,650,913)
Gold 100 oz	81	12/18	9,959,159[b]	9,841,500	(117,659)
Hang Seng	210	11/18	33,270,420[a]	33,354,650	84,230
Live Cattle	14	2/19	684,496[b]	684,320	(176)
LME Primary Aluminum	118	11/18	5,921,291[b]	5,743,650	(177,641)
LME Primary Nickel	11	11/18	872,421[b]	755,073	(117,348)
LME Primary Nickel	11	3/19	810,579[b]	761,112	(49,467)
LME Refined Pig Lead	4	11/18	202,012[b]	191,350	(10,662)
LME Refined Pig Lead	4	3/19	200,712[b]	192,500	(8,212)
LME Zinc	7	11/18	412,058[b]	445,681	33,623
LME Zinc	7	3/19	463,071[b]	434,394	(28,677)
Long Gilt	81	12/18	12,479,857[a]	12,673,621	193,764
Low Sulphur Gas oil	117	6/19	8,053,874[b]	8,049,600	(4,274)
Mini MSCI Emerging Markets Index	495	12/18	25,776,821	23,678,325	(2,098,496)
Natural Gas	297	3/19	9,054,460[b]	8,811,990	(242,470)
NY Harbor ULSD	91	3/19	8,662,824[b]	8,539,112	(123,712)
Platinum	522	1/19	21,683,853[b]	22,002,300	318,447
S&P/Toronto Stock Exchange 60 Index	885	12/18	127,361,958[a]	120,227,430	(7,134,528)
Soybean Meal	283	3/19	8,803,528[b]	8,761,680	(41,848)
Standard & Poor's 500 E-mini	3,033	12/18	435,327,341	411,138,315	(24,189,026)
Sugar No.11	639	3/19	9,385,888[b]	9,439,819	53,931
Topix	875	12/18	132,101,480[a]	127,254,398	(4,847,082)
U.S. Treasury 10 Year Notes	8,190	12/18	978,957,188	970,003,125	(8,954,063)

46

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
ASX SPI 200	519	12/18	53,497,202[a]	53,273,452	223,750
Chicago SRW Wheat	395	3/19	10,651,530[b]	10,191,000	460,530
Coffee "C"	245	3/19	11,529,455[b]	10,698,844	830,611
Corn No.2 Yellow	103	3/19	1,996,309[b]	1,935,113	61,196
Cotton No.2	218	3/19	8,594,594[b]	8,534,700	59,894
Gasoline	136	2/19	10,480,788[b]	10,193,064	287,724
Hard Red Winter Wheat	186	3/19	4,921,594[b]	4,817,400	104,194
IBEX 35 Index	86	11/18	8,625,603[a]	8,656,056	(30,453)
Japanese 10 Year Bond	133	12/18	177,112,141[a]	177,549,431	(437,290)
Lean Hog	25	2/19	656,211[b]	653,250	2,961
LME Primary Aluminum	118	11/18	6,002,896[b]	5,743,650	259,246
LME Primary Aluminum	83	3/19	4,165,314[b]	4,080,488	84,826
LME Primary Nickel	11	11/18	803,187[b]	755,073	48,114
LME Refined Pig Lead	4	11/18	199,988[b]	191,350	8,638
LME Zinc	7	11/18	472,479[b]	445,681	26,798
NYMEX Palladium	38	12/18	3,402,390[b]	4,060,300	(657,910)
Silver	101	12/18	7,271,914[b]	7,212,410	59,504
Soybean	238	3/19	10,367,180[b]	10,293,500	73,680
Gross Unrealized Appreciation				4,414,960
Gross Unrealized Depreciation				(62,099,093)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

47

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN
October 31, 2018

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Swiss Market Index Contracts 2,220, Goldman Sachs	8,918	12/21/18	19,798,682	CHF	(396,763)
Swiss Market Index Contracts 400, Goldman Sachs	8,949	12/21/18	3,579,562	CHF	(90,182)
Swiss Market Index Contracts 3,110, Goldman Sachs	8,998	12/21/18	27,983,392	CHF	(611,218)
Swiss Market Index Contracts 1,180, Goldman Sachs	9,041	12/21/18	10,668,704	CHF	(204,094)
Total Options Written (premiums received $1,360,213)					(1,302,257)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

CHF—Swiss Franc

See notes to consolidated financial statements.

48

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of Montreal
Swedish Krona	104,724,000	United States Dollar	11,560,397	12/19/18	(61,220)
United States Dollar	38,939,694	Euro	33,354,342	12/19/18	991,090
United States Dollar	8,463,277	New Zealand Dollar	13,079,000	12/19/18	(75,993)
Norwegian Krone	47,121,000	United States Dollar	5,758,550	12/19/18	(155,703)
British Pound	8,759,000	United States Dollar	11,608,040	12/19/18	(383,556)
Japanese Yen	1,690,233,000	United States Dollar	15,084,969	12/19/18	(40,215)
United States Dollar	8,917,042	Japanese Yen	988,467,476	12/19/18	118,699
Australian Dollar	20,811,000	United States Dollar	14,792,667	12/19/18	(47,382)
United States Dollar	18,170,577	Australian Dollar	25,603,000	12/19/18	30,001
Swiss Franc	30,308,935	United States Dollar	31,391,307	12/19/18	(1,144,067)
United States Dollar	54,435,631	Swiss Franc	53,667,000	12/19/18	877,872
Canadian Dollar	54,556,000	United States Dollar	41,913,458	12/19/18	(428,397)
Citigroup
Euro	12,442,000	United States Dollar	14,413,510	12/19/18	(257,736)
United States Dollar	1,842,506	Swedish Krona	16,079,000	12/19/18	76,958
Norwegian Krone	236,018,000	United States Dollar	28,874,614	12/19/18	(811,272)
United States Dollar	6,881,552	Norwegian Krone	57,145,782	12/19/18	86,724
Australian Dollar	19,542,000	United States Dollar	13,924,066	12/19/18	(77,910)
British Pound	67,349,325	United States Dollar	87,948,453	12/19/18	(1,641,636)
United States Dollar	29,198,569	British Pound	22,152,000	12/19/18	811,223
United States Dollar	39,353,152	Swiss Franc	39,016,000	12/19/18	416,570
Australian Dollar	54,794,989	United States Dollar	38,937,867	12/19/18	(113,798)
United States Dollar	5,500,672	Australian Dollar	7,554,000	12/19/18	148,412
Japanese Yen	2,126,016,000	United States Dollar	19,068,102	12/19/18	(144,447)

49

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
United States Dollar	27,312,979	Japanese Yen	3,034,818,475	12/19/18	300,078
United States Dollar	31,331,829	New Zealand Dollar	48,219,183	12/19/18	(150,443)
Swedish Krona	28,569,000	United States Dollar	3,207,802	12/19/18	(70,794)
United States Dollar	14,475,792	Canadian Dollar	18,800,000	12/19/18	180,038
Canadian Dollar	53,821,294	United States Dollar	41,223,870	12/19/18	(297,489)
United States Dollar	6,687,515	Canadian Dollar	8,618,000	12/19/18	134,281
United States Dollar	28,623,179	British Pound	21,741,000	12/19/18	762,521
New Zealand Dollar	4,349,000	United States Dollar	2,858,945	12/19/18	(19,486)
Euro	4,261,000	United States Dollar	5,056,231	12/19/18	(208,316)
United States Dollar	133,339,847	Euro	114,335,341	12/19/18	3,255,838
Japanese Yen	321,724,000	United States Dollar	2,882,379	12/19/18	(18,716)
Credit Suisse International
United States Dollar	11,965,908	New Zealand Dollar	18,377,000	12/19/18	(32,423)
British Pound	6,326,663	United States Dollar	8,263,729	12/19/18	(156,237)
United States Dollar	27,964,423	Swedish Krona	251,410,228	12/19/18	358,423
United States Dollar	6,384,525	Norwegian Krone	53,051,000	12/19/18	76,581
United States Dollar	13,246,290	Japanese Yen	1,468,338,000	12/19/18	176,622
Goldman Sachs
New Zealand Dollar	6,653,000	United States Dollar	4,368,293	12/19/18	(24,554)
United States Dollar	3,305,064	New Zealand Dollar	4,999,000	12/19/18	41,220
Euro	5,294,000	United States Dollar	6,229,946	12/19/18	(206,745)
United States Dollar	87,804,671	Euro	75,223,341	12/19/18	2,219,989
Australian Dollar	62,698,137	United States Dollar	44,857,779	12/19/18	(434,067)
United States Dollar	7,191,682	Australian Dollar	9,908,000	12/19/18	171,535
United States Dollar	41,172,311	Swiss Franc	40,296,000	12/19/18	958,335

50

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs (continued)
British Pound	22,085,000	United States Dollar	28,947,251	12/19/18	(645,764)
United States Dollar	34,736,659	British Pound	26,370,000	12/19/18	944,030
Canadian Dollar	30,412,095	United States Dollar	23,264,888	12/19/18	(139,153)
United States Dollar	12,785,475	Canadian Dollar	16,641,000	12/19/18	131,452
Swedish Krona	17,033,000	United States Dollar	1,916,124	12/19/18	(45,822)
United States Dollar	28,154,762	Swedish Krona	253,059,459	12/19/18	367,669
United States Dollar	46,401,928	Japanese Yen	5,153,490,000	12/19/18	530,745
Norwegian Krone	271,147,000	United States Dollar	33,214,365	12/19/18	(974,066)
United States Dollar	14,298,316	Norwegian Krone	116,384,000	12/19/18	459,863
HSBC
United States Dollar	15,102,422	Canadian Dollar	19,609,000	12/19/18	191,495
United States Dollar	10,670,379	New Zealand Dollar	16,275,000	12/19/18	44,442
United States Dollar	27,975,189	Swedish Krona	251,410,228	12/19/18	369,189
United States Dollar	12,323,891	Japanese Yen	1,363,259,000	12/19/18	189,531
Swiss Franc	36,505,000	United States Dollar	37,969,878	12/19/18	(1,539,185)
Morgan Stanley
Australian Dollar	32,074,000	United States Dollar	22,785,755	12/19/18	(60,261)
United States Dollar	9,782,457	New Zealand Dollar	15,027,000	12/19/18	(28,661)
United States Dollar	82,872,381	Euro	70,991,341	12/19/18	2,102,619
United States Dollar	21,549,021	Japanese Yen	2,388,071,034	12/19/18	292,815
United States Dollar	1,306,979	Swedish Krona	11,752,000	12/19/18	16,555
RBC Capital Markets
Swiss Franc	20,263,624	United States Dollar	20,986,830	12/19/18	(764,453)
Canadian Dollar	29,245,098	United States Dollar	22,305,296	12/19/18	(66,960)

51

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
RBC Capital Markets (continued)
British Pound	20,658,663	United States Dollar	26,982,735	12/19/18	(509,070)
Gross Unrealized Appreciation					17,833,415
Gross Unrealized Depreciation					(11,775,997)

See notes to consolidated financial statements.

52

CONSOLIDATED STATEMENT OF SWAP AGREEMENTS

October 31, 2018

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation)($)
Sold Contracts:[2]
Cdx.Na.Hy.31 12/23 Cds_Idx Received Fixed Rate of 5.00 3 Month	12/20/23	5,000,000	264,367	359,178	(65,645)
Gross Unrealized Depreciation				(65,645)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to consolidated financial statements.

53

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,190,746,645	1,187,346,293
Affiliated issuers	71,233,766	71,233,766
Cash		6,073,745
Cash denominated in foreign currency	464,469	464,444
Cash collateral held by broker—Note 4		18,425,491
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		17,833,415
Receivable for futures variation margin—Note 4		8,232,870
Receivable for investment securities sold		5,235,928
Receivable for shares of Common Stock subscribed		1,869,877
Interest receivable		1,017,975
Swap upfront payments—Note 4		359,178
Prepaid expenses		27,902
		1,318,120,884
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,262,508
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		11,775,997
Payable for shares of Common Stock redeemed		2,722,928
Outstanding options written, at value (premiums received $1,360,213)—Note 4		1,302,257
Payable for investment securities purchased		396,951
Payable for swap variation margin—Note 4		65,645
Directors fees and expenses payable		17,503
Unrealized depreciation on foreign currency transactions		325
Accrued expenses		303,376
		17,847,490
Net Assets ($)		1,300,273,394
Composition of Net Assets ($):
Paid-in capital		1,342,447,838
Total distributable earnings (loss)		(42,174,444)
Net Assets ($)		1,300,273,394

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	47,280,034	46,680,570	472,940,067	733,372,723
Shares Outstanding	3,134,645	3,344,424	30,483,667	47,228,972
Net Asset Value Per Share ($)	15.08	13.96	15.51	15.53

See notes to consolidated financial statements.

54

CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended October 31, 2018

Investment Income ($):
Income:
Interest	23,649,813
Dividends (net of $736 foreign taxes withheld at source):
Unaffiliated issuers	2,093,873
Affiliated issuers	1,872,671
Total Income	27,616,357
Expenses:
Management fee—Note 3(a)	15,823,463
Subsidiary management fee—Note 3(a)	1,003,251
Shareholder servicing costs—Note 3(c)	970,590
Distribution fees—Note 3(b)	467,016
Directors’ fees and expenses—Note 3(d)	121,116
Registration fees	101,713
Professional fees	100,558
Prospectus and shareholders’ reports	77,151
Custodian fees—Note 3(c)	37,608
Loan commitment fees—Note 2	32,174
Miscellaneous	143,961
Total Expenses	18,878,601
Less—reduction in expenses due to undertaking—Note 3(a)	(1,314,770)
Less—reduction in fees due to earnings credits—Note 3(c)	(29,327)
Net Expenses	17,534,504
Investment Income—Net	10,081,853
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	230,447
Net realized gain (loss) on options transactions	(25,332,939)
Net realized gain (loss) on futures	39,170,802
Net realized gain (loss) on swap agreements	360,639
Net realized gain (loss) on forward foreign currency exchange contracts	13,859,151
Net Realized Gain (Loss)	28,288,100
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,456,850)
Net unrealized appreciation (depreciation) on options transactions	3,229,873
Net unrealized appreciation (depreciation) on futures	(103,868,978)
Net unrealized appreciation (depreciation) on swap agreements	(209,879)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	6,343,065
Net Unrealized Appreciation (Depreciation)	(99,962,769)
Net Realized and Unrealized Gain (Loss) on Investments	(71,674,669)
Net (Decrease) in Net Assets Resulting from Operations	(61,592,816)

See notes to consolidated financial statements.

55

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2018	2017[a]
Operations ($):
Investment income (loss)—net	10,081,853	(3,716,758)
Net realized gain (loss) on investments	28,288,100	80,158,082
Net unrealized appreciation (depreciation) on investments	(99,962,769)	11,555,140
Net Increase (Decrease) in Net Assets Resulting from Operations	(61,592,816)	87,996,464
Distributions ($):
Distributions to shareholders:
Class A	(3,628,341)	(341,762)
Class C	(3,966,680)	(237,196)
Class I	(30,866,723)	(775,856)
Class Y	(35,205,227)	(1,271,510)
Total Distributions	(73,666,971)	(2,626,324)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,551,768	15,191,131
Class C	3,022,939	5,013,783
Class I	137,796,035	467,890,826
Class Y	161,422,956	217,849,128
Distributions reinvested:
Class A	3,266,497	325,546
Class C	3,248,878	181,423
Class I	26,282,157	590,605
Class Y	17,523,027	721,951
Cost of shares redeemed:
Class A	(32,687,647)	(151,909,545)
Class C	(33,272,348)	(59,663,859)
Class I	(290,753,006)	(294,198,094)
Class Y	(165,820,468)	(130,888,867)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(160,419,212)	71,104,028
Total Increase (Decrease) in Net Assets	(295,678,999)	156,474,168
Net Assets ($):
Beginning of Period	1,595,952,393	1,439,478,225
End of Period	1,300,273,394	1,595,952,393

56

	Year Ended October 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab,c
Shares sold	601,336	955,739
Shares issued for distributions reinvested	207,002	21,139
Shares redeemed	(2,091,483)	(9,643,628)
Net Increase (Decrease) in Shares Outstanding	(1,283,145)	(8,666,750)
Class Cb
Shares sold	204,986	337,106
Shares issued for distributions reinvested	221,012	12,512
Shares redeemed	(2,276,707)	(4,009,428)
Net Increase (Decrease) in Shares Outstanding	(1,850,709)	(3,659,810)
Class Ic
Shares sold	8,550,569	28,694,862
Shares issued for distributions reinvested	1,622,356	37,522
Shares redeemed	(18,057,949)	(18,147,833)
Net Increase (Decrease) in Shares Outstanding	(7,885,024)	10,584,551
Class Yc
Shares sold	10,041,332	13,453,316
Shares issued for distributions reinvested	1,081,668	45,867
Shares redeemed	(10,121,870)	(8,067,592)
Net Increase (Decrease) in Shares Outstanding	1,001,130	5,431,591

[a] Distributions to shareholders include only distributions from net realized gain on investments. Accumulated Investment losses—net was $1,757,232 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended October 31, 2018, 2,443 Class C shares representing $38,020 were automatically exchanged for 2,285 Class A shares.

[c] During the period ended October 31, 2018, 10,885 Class A shares representing $170,857 were exchanged for 10,589 Class Y shares, 638,594 Class Y shares representing $10,291,095 were exchanged for 638,902 Class I shares and during the period ended October 31, 2017, 2,183 Class A shares representing $34,879 were exchanged for 2,132 Class I shares, 2,736 Class C shares representing $40,409 were exchanged for 2,518 Class I shares, 638,261 Class Y shares representing $10,378,341 were exchanged for 638,253 Class I shares.

See notes to consolidated financial statements.

57

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	16.63	15.73	15.63	15.36	14.18
Investment Operations:
Investment income (loss)—net[a]	.08	(.09)	(.17)	(.22)	(.19)
Net realized and unrealized gain (loss) on investments	(.81)	1.02	.27	.49[b]	1.38
Total from Investment Operations	(.73)	.93	.10	.27	1.19
Distributions:
Dividends from investment income—net	–	–	–	–	(.01)
Dividends from net realized gain on investments	(.82)	(.03)	–	–	–
Total Distributions	(.82)	(.03)	–	–	(.01)
Net asset value, end of period	15.08	16.63	15.73	15.63	15.36
Total Return (%)[c]	(4.63)	5.92	.70	1.69	8.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.59	1.55	1.51	1.49	1.54
Ratio of net expenses to average net assets	1.44	1.47	1.50	1.49	1.50
Ratio of net investment income (loss) to average net assets	.48	(.56)	(1.13)	(1.41)	(1.30)
Portfolio Turnover Rate	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	47,280	73,458	205,832	268,600	54,798

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

58

	Year Ended October 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	15.56	14.83	14.85	14.70	13.66
Investment Operations:
Investment (loss)—net[a]	(.04)	(.19)	(.27)	(.33)	(.29)
Net realized and unrealized gain (loss) on investments	(.74)	.95	.25	.48[b]	1.33
Total from Investment Operations	(.78)	.76	(.02)	.15	1.04
Distributions:
Dividends from net realized gain on investments	(.82)	(.03)	–	–	–
Net asset value, end of period	13.96	15.56	14.83	14.85	14.70
Total Return (%)[c]	(5.30)	5.14	(.07)	.95	7.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31	2.32	2.26	2.24	2.30
Ratio of net expenses to average net assets	2.19	2.23	2.25	2.24	2.25
Ratio of net investment (loss) to average net assets	(.27)	(1.26)	(1.82)	(2.16)	(2.08)
Portfolio Turnover Rate	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	46,681	80,834	131,341	141,904	23,672

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to consolidated financial statements.

59

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	17.04	16.08	15.93	15.61	14.39
Investment Operations:
Investment income (loss)—net[a]	.12	(.03)	(.13)	(.19)	(.14)
Net realized and unrealized gain (loss) on investments	(.83)	1.02	.28	.51[b]	1.39
Total from Investment Operations	(.71)	.99	.15	.32	1.25
Distributions:
Dividends from investment income—net	–	–	–	–	(.03)
Dividends from net realized gain on investments	(.82)	(.03)	–	–	–
Total Distributions	(.82)	(.03)	–	–	(.03)
Net asset value, end of period	15.51	17.04	16.08	15.93	15.61
Total Return (%)	(4.33)	6.17	1.01	1.92	8.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.30	1.25	1.22	1.21
Ratio of net expenses to average net assets	1.19	1.21	1.24	1.22	1.21
Ratio of net investment income (loss) to average net assets	.73	(.17)	(.86)	(1.15)	(.94)
Portfolio Turnover Rate	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	472,940	653,752	446,643	489,361	71,731

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

60

	Year Ended October 31,
Class Y Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	17.04	16.07	15.91	15.59	14.39
Investment Operations:
Investment income (loss)—net[a]	.13	(.02)	(.11)	(.15)	(.17)
Net realized and unrealized gain (loss) on investments	(.82)	1.02	.27	.47[b]	1.40
Total from Investment Operations	(.69)	1.00	.16	.32	1.23
Distributions:
Dividends from investment income—net	–	–	–	–	(.03)
Dividends from net realized gain on investments	(.82)	(.03)	–	–	–
Total Distributions	(.82)	(.03)	–	–	(.03)
Net asset value, end of period	15.53	17.04	16.07	15.91	15.59
Total Return (%)	(4.27)	6.23	1.01	2.05	8.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.21	1.18	1.14	1.16
Ratio of net expenses to average net assets	1.14	1.15	1.16	1.14	1.16
Ratio of net investment income (loss) to average net assets	.78	(.14)	(.68)	(.96)	(1.14)
Portfolio Turnover Rate	17.55	69.80	10.66	165.55	124.10
Net Assets, end of period ($ x 1,000)	733,373	787,909	655,662	483,043	387,629

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to consolidated financial statements.

61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective January 31, 2018, BNY Mellon Asset Management North America Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The Sub-Adviser is a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, including Mellon Capital Management Corporation, which served as the fund’s sub-investment adviser prior to January 31, 2018.

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. Dreyfus serves as investment adviser for the Subsidiary, BNY Mellon Asset Management North America Corporation serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2018:

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Subsidiary Activity
Consolidated fund Net Assets ($)	1,300,273,394
Subsidiary Percentage of fund Net Assets	6.51%
Subsidiary Financial Statement Information ($)
Total assets	84,940,516
Total liabilities	97,169
Net assets	84,843,347
Total income	1,320,538
Investment income—net	307,747
Net realized gain (loss)	5,350,536
Net unrealized appreciation (depreciation)	(2,852,831)
Net increase (decrease) in net assets resulting from operations	2,497,705

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s

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Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	65,383,729	–	65,383,729
Exchange-Traded Funds	62,378,925	–	–	62,378,925
Investment Company	71,233,766	–	–	71,233,766
U.S. Treasury	–	1,052,375,594	–	1,052,375,594
Other Financial Instruments:
Futures††	4,414,960	–	–	4,414,960

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	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Forward Foreign Currency Exchange Contracts††	–	17,833,415	–	17,833,415
Options Purchased	5,907,502	1,300,543	–	7,208,045
Liabilities ($)
Other Financial Instruments:
Futures††	(62,099,093)	–	–	(62,099,093)
Forward Foreign Currency Exchange Contracts††	–	(11,775,997)	–	(11,775,997)
Options Written	–	(1,302,257)	–	(1,302,257)
Swaps††	–	(65,645)	–	(65,645)

† See Consolidated Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

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As of and during the period ended October 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the consolidated Statement of Operations. During the period ended October 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,597,083, accumulated capital losses $39,049,948 and unrealized depreciation $16,721,579.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2018. The fund has $4,890,706 of short-term capital losses and $34,159,242 of long-term capital losses which can be carried forward for an unlimited period..

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2018 and October 31, 2017 were as follows: ordinary income $44,222,833 and $0, and long-term capital gains $29,444,138 and $2,626,324, respectively.

During the period ended October 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, the fund decreased total distributable earnings (loss) by $5,658,283 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2018, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Dreyfus has entered into separate management agreements with the fund and the Subsidiary pursuant to which Dreyfus receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, Dreyfus has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to Dreyfus by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $1,003,251 during the period ended October 31, 2018.

In addition, Dreyfus has contractually agreed, from November 1, 2017 through March 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.19% of the value of the fund’s average daily net assets. On or after March 1, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $311,519 during the period ended October 31, 2018.

Pursuant to separate sub-investment advisory agreements between Dreyfus and the Sub-Adviser with respect to the fund and the Subsidiary, Dreyfus

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pays the Sub Adviser an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2018, the Distributor retained $7,184 from commissions earned on sales of the fund’s Class A shares and $16,301 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2018, Class C shares were charged $467,016 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2018, Class A and Class C shares were charged $155,915 and $155,672, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the consolidated Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2018, the fund was charged $21,947 for transfer agency services. These fees are included in Shareholder servicing costs in the consolidated Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2018, the fund was charged $37,608

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

pursuant to the custody agreement. These fees were partially offset by earnings credits of $29,327.

During the period ended October 31, 2018, the fund was charged $12,797 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the consolidated Statement of Assets and Liabilities consist of: management fees $1,316,175, Distribution Plan fees $30,883, Shareholder Services Plan fees $20,546, custodian fees $44,000, Chief Compliance Officer fees $4,193 and transfer agency fees $8,324, which are offset against an expense reimbursement currently in effect in the amount of $161,613.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2018, amounted to $25,184,811 and $57,707,607, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2018 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified

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date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2018 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2018 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2018 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund

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enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the

75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the consolidated Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2018 are set forth in the consolidated Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the consolidated Statement of Assets and Liabilities and the consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2018 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	1,076,618	[1]	Interest rate risk	(10,885,716)	[1]
Equity risk	7,680,840	[1,2]	Equity risk	(50,201,652)	[1,3]

76

Foreign exchange risk	17,833,415	[4]	Foreign exchange risk	(11,775,997)	[4]
Credit risk	-		Credit risk	(65,645)	[5]
Commodity risk	2,865,547	[1]	Commodity risk	(2,313,982)	[1]
Gross fair value of derivative contracts	29,456,420			(75,242,992)

Statement of Assets and Liabilities location:

[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[5] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments in the consolidated Statement of Operations during the period ended October 31, 2018 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(26,485,543)		-		-		-		(26,485,543)
Equity	60,305,912		(25,332,939)		-		-		34,972,973
Foreign exchange	-		-		13,859,151		-		13,859,151
Credit	-		-		-		360,639		360,639
Commodity	5,350,433		-		-		-		5,350,433
Total	39,170,802		(25,332,939)		13,859,151		360,639		28,057,653

77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(15,828,293)		-		-		-		(15,828,293)
Equity	(85,199,582)		3,229,873		-		-		(81,969,709)
Foreign exchange	-		-		6,343,065		-		6,343,065
Credit	-		-		-		(209,879)		(209,879)
Commodity	(2,841,103)		-		-		-		(2,841,103)
Total	(103,868,978)		3,229,873		6,343,065		(209,879)		(94,505,919)

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net unrealized appreciation (depreciation) on futures.
[6] Net unrealized appreciation (depreciation) on options transactions.
[7] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the consolidated Statement of Assets and Liabilities.

At October 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	4,414,960	(62,099,093)
Options	7,208,045	(1,302,257)
Forward contracts	17,833,415	(11,775,997)
Swaps	-	(65,645)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	29,456,420	(75,242,992)
Derivatives not subject to
Master Agreements	(10,934,088)	62,353,398
Total gross amount of assets
and liabilities subject to
Master Agreements	18,522,332	(12,889,594)

78

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2018:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	2,017,662		(2,017,662)	-		-
Citigroup	6,172,643		(3,812,043)	(5,791)		2,354,809
Goldman Sachs International	7,125,381		(3,772,428)	(3,352,953)		-
HSBC	794,657		(794,657)	-		-
Morgan Stanley	2,411,989		(88,922)	(2,150,002)		173,065
Total	18,522,332		(10,485,712)	(5,508,746)		2,527,874

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(2,336,533)		2,017,662	318,871		-
Citigroup	(3,812,043)		3,812,043	-		-
Goldman Sachs International	(3,772,428)		3,772,428	-		-
HSBC	(1,539,185)		794,657	744,528		-
Morgan Stanley	(88,922)		88,922	-		-
RBC Capital Markets	(1,340,483)		-	1,340,000		(483)
Total	(12,889,594)		10,485,712	2,403,399		(483)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2018:

Average Market Value ($)
Equity futures	1,024,178,702
Equity options contracts	7,181,418
Interest rate futures	1,971,208,413
Forward contracts	1,816,614,226
Commodity futures	180,277,836

79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2018:

Average Notional Value ($)
Credit default swap agreements	5,886,584

At October 31, 2018, the cost of investments for federal income tax purposes was $1,264,987,556; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $17,362,211, consisting of $22,623,661 gross unrealized appreciation and $39,985,872 gross unrealized depreciation.

80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dynamic Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Dynamic Total Return Fund (the “Fund”) (one of the funds constituting Advantage Funds, Inc.), including the consolidated statements of investments, consolidated investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of October 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Advantage Funds, Inc.) at October 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
December 28, 2018

81

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 6.20% of the ordinary dividends paid during the fiscal year ended October 31, 2018 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,758,524 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.4905 per share as a short-term capital gain distribution and also $.3267 per share as a long-term capital gain distribution paid on December 22, 2017. For state individual income tax purposes, the fund hereby reports 66.18% of the ordinary income dividends paid during its fiscal year ended October 31, 2018 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

82

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Peggy C. Davis (75)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (78)
Board Member (1996)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

83

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (78)
Board Member (1993)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (55)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Dr. Martin Peretz (79)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1968-2010)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

84

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

85

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 143 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

86

NOTES

87

NOTES

88

NOTES

89

For More Information

Dynamic Total Return Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park AvenueNew York, NY 10166

Sub-Investment Adviser

BNY Mellon Asset
Management North
America Corporation
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 6140AR1018

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,856 in 2017 and $235,095 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $58,126 in 2017 and $82,205 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $14,678 in 2017 and $27,457 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $434 in 2017 and $316 in 2018. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $32,905,415 in 2017 and $30,820,284 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 2, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 2, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)